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                                CREDIT AGREEMENT

                                      among

                             PEREGRINE SYSTEMS, INC.
                                  as Borrower,

                              BANK OF AMERICA, N.A.
                            as Administrative Agent,

                         BANC OF AMERICA SECURITIES LLC,
                  as Sole Lead Arranger and Sole Book Manager,

                                BANKBOSTON, N.A.
                              as Syndication Agent,

                                       and
                            the Lenders named herein

                                  July 30, 1999









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                                TABLE OF CONTENTS

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                                                                                                                ----
ARTICLE 1 - Definitions...........................................................................................1
         Section 1.1       Definitions............................................................................1
         Section 1.2       Other Definitional Provisions.........................................................17
         Section 1.3       Accounting Terms and Determinations...................................................17
         Section 1.4       Time of Day...........................................................................18

ARTICLE 2 - Revolving Credit Facility............................................................................18
         Section 2.1       Revolving Commitments.................................................................18
         Section 2.2       Notes.................................................................................18
         Section 2.3       Repayment of Revolving Loans..........................................................18
         Section 2.4       Use of Proceeds.......................................................................18
         Section 2.5       Revolving Commitment Fee..............................................................19
         Section 2.6       Termination or Reduction of Revolving Commitments.....................................19
         Section 2.7       Letters of Credit.....................................................................19

ARTICLE 3 - Interest and Fees....................................................................................23
         Section 3.1       Interest Rate.........................................................................23
         Section 3.2       Determinations of Margins.  ..........................................................23
         Section 3.3       Payment Dates.........................................................................24
         Section 3.4       Default Interest......................................................................24
         Section 3.5       Conversions and Continuations of Accounts.............................................24
         Section 3.6       Computations..........................................................................25

ARTICLE 4 - Administrative Matters...............................................................................25
         Section 4.1       Borrowing Procedure...................................................................25
         Section 4.2       Minimum Amounts.......................................................................25
         Section 4.3       Certain Notices.......................................................................25
         Section 4.4       Prepayments...........................................................................27
         Section 4.5       Method of Payment.....................................................................28
         Section 4.6       Pro Rata Treatment....................................................................29
         Section 4.7       Sharing of Payments...................................................................29
         Section 4.8       Non-Receipt of Funds by Administrative Agent..........................................29
         Section 4.9       Participation Obligations Absolute; Failure to Fund Participation.  ..................30

ARTICLE 5 - Change in Circumstances..............................................................................30
         Section 5.1       Increased Cost and Reduced Return.....................................................30
         Section 5.2       Limitation on Libor Accounts..........................................................32
         Section 5.3       Illegality.  .........................................................................32
         Section 5.4       Treatment of Affected Accounts........................................................32
         Section 5.5       Compensation.  .......................................................................33

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CREDIT AGREEMENT - Page i


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
         Section 5.6       Taxes.................................................................................33
         Section 5.7       Withholding Tax Exemption.............................................................34

ARTICLE 6 - Security.............................................................................................35
         Section 6.1       Collateral............................................................................35
         Section 6.2       Guaranties............................................................................36
         Section 6.3       New Subsidiaries, New Issuances of Capital Stock......................................36
         Section 6.4       New Mortgaged Properties..............................................................37
         Section 6.5       Release of Collateral.................................................................37
         Section 6.6       Setoff................................................................................38
         Section 6.7       Collateral and Guaranties of Foreign Subsidiaries.....................................38

ARTICLE 7 - Conditions Precedent.................................................................................39
         Section 7.1       Initial Loan and Letter of Credit.....................................................39
         Section 7.2       All Loans and Letters of Credit.......................................................43

ARTICLE 8 - Representations and Warranties.......................................................................44
         Section 8.1       Corporate Existence...................................................................44
         Section 8.2       Financial Condition...................................................................44
         Section 8.3       Corporate Action; No Breach...........................................................44
         Section 8.4       Operation of Business.................................................................45
         Section 8.5       Litigation and Judgments..............................................................45
         Section 8.6       Rights in Properties; Liens...........................................................45
         Section 8.7       Enforceability........................................................................45
         Section 8.8       Approvals.............................................................................46
         Section 8.9       Debt..................................................................................46
         Section 8.10      Taxes.................................................................................46
         Section 8.11      Margin Securities.....................................................................46
         Section 8.12      ERISA.................................................................................46
         Section 8.13      Disclosure............................................................................46
         Section 8.14      Subsidiaries; Capitalization..........................................................47
         Section 8.15      Agreements............................................................................47
         Section 8.16      Compliance with Laws..................................................................47
         Section 8.17      Investment Company Act................................................................47
         Section 8.18      Public Utility Holding Company Act....................................................47
         Section 8.19      Environmental Matters.................................................................48
         Section 8.20      Broker's Fees.........................................................................49
         Section 8.21      Employee Matters......................................................................49
         Section 8.22      Solvency..............................................................................49
         Section 8.23      Year 2000 Compliance..................................................................49

ARTICLE 9 - Positive Covenants...................................................................................49
         Section 9.1       Reporting Requirements................................................................49
         Section 9.2       Maintenance of Existence; Conduct of Business.........................................51
         Section 9.3       Maintenance of Properties.............................................................52

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
         Section 9.4       Taxes and Claims......................................................................52
         Section 9.5       Insurance.............................................................................52
         Section 9.6       Inspection Rights.....................................................................53
         Section 9.7       Keeping Books and Records.............................................................54
         Section 9.8       Compliance with Laws..................................................................54
         Section 9.9       Compliance with Agreements............................................................54
         Section 9.10      Further Assurances....................................................................54
         Section 9.11      ERISA.................................................................................55
         Section 9.12      Unified Cash Management System........................................................55
         Section 9.13      Year 2000 Compliance..................................................................55

ARTICLE 10 - Negative Covenants..................................................................................55
         Section 10.1      Debt..................................................................................55
         Section 10.2      Limitation on Liens and Restrictions on Subsidiaries..................................56
         Section 10.3      Mergers, Acquisitions, Etc............................................................57
         Section 10.4      Restricted Junior Payments............................................................58
         Section 10.5      Investments...........................................................................59
         Section 10.6      Limitation on Issuance of Capital Stock...............................................60
         Section 10.7      Transactions With Affiliates..........................................................60
         Section 10.8      Disposition of Assets.................................................................60
         Section 10.9      Lines of Business.....................................................................60
         Section 10.10     Limitations on Restrictions Affecting Subsidiaries....................................60
         Section 10.11     Environmental Protection..............................................................61
         Section 10.12     ERISA.................................................................................61

ARTICLE 11 - Financial Covenants.................................................................................61
         Section 11.1      Maximum Leverage Ratio................................................................61
         Section 11.2      Minimum EBITDA........................................................................61
         Section 11.3      Minimum Quick Ratio...................................................................61

ARTICLE 12 - Default.............................................................................................62
         Section 12.1      Events of Default.....................................................................62
         Section 12.2      Remedies..............................................................................64
         Section 12.3      Cash Collateral.......................................................................65
         Section 12.4      Performance by Administrative Agent...................................................65
         Section 12.5      Set-off...............................................................................65
         Section 12.6      Continuance of Default................................................................66

ARTICLE 13 - Administrative Agent................................................................................66
         Section 13.1      Appointment, Powers, and Immunities.  ................................................66
         Section 13.2      Reliance by Administrative Agent......................................................66
         Section 13.3      Defaults.  ...........................................................................67
         Section 13.4      Rights as Lender......................................................................67
         Section 13.5      Indemnification. .....................................................................67
         Section 13.6      Non-Reliance on Agents and Other Lenders..............................................68

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
         Section 13.7      Resignation of Administrative Agent...................................................68
         Section 13.8      Administrative Agent Fee..............................................................69
         Section 13.9      Several Revolving Commitments.........................................................69

ARTICLE 14 - Miscellaneous.......................................................................................69
         Section 14.1      Expenses..............................................................................69
         Section 14.2      Indemnification.......................................................................70
         Section 14.3      Limitation of Liability...............................................................71
         Section 14.4      No Duty...............................................................................71
         Section 14.5      No Fiduciary Relationship.............................................................71
         Section 14.6      Equitable Relief......................................................................71
         Section 14.7      No Waiver; Cumulative Remedies........................................................71
         Section 14.8      Successors and Assigns................................................................72
         Section 14.9      Survival..............................................................................73
         Section 14.10     Entire Agreement......................................................................74
         Section 14.11     Amendments and Waivers................................................................74
         Section 14.12     Maximum Interest Rate.................................................................75
         Section 14.13     Notices...............................................................................75
         Section 14.14     Governing Law; Venue; Service of Process..............................................76
         Section 14.15     Counterparts..........................................................................77
         Section 14.16     Severability..........................................................................77
         Section 14.17     Headings..............................................................................78
         Section 14.18     Construction..........................................................................77
         Section 14.19     Independence of Covenants.............................................................77
         Section 14.20     Waiver of Jury Trial..................................................................77
         Section 14.21     Confidentiality.......................................................................77

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CREDIT AGREEMENT - Page iv


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                        INDEX TO EXHIBITS


         Exhibit                            Description of Exhibit
         -------                            ----------------------

         "A"                                Revolving Note
         "B"                                Assignment and Acceptance Agreement
         "C"                                Compliance Certificate
         "D"                                Subsidiary Guaranty
         "E"                                Joinder Agreement



                       INDEX TO SCHEDULES *

         Schedule                           Description of Schedule
         --------                           -----------------------

         8.1                                Corporate Existence
         8.4                                Operation of Business
         8.5                                Litigation and Judgments
         8.6                                Rights in Properties; Liens
         8.9                                Debt
         8.14                               Subsidiaries; Capitalization
         8.15                               Agreements
         8.19                               Environmental Matters
         10.2                               Liens
         14.13                              Address for Notices


* The schedules to the Credit Agreement have been omitted. Peregrine agrees to supplementally furnish such schedules upon request of the Commission.


CREDIT AGREEMENT - Page v


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                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT ("AGREEMENT"), dated as of July 30, 1999, is among PEREGRINE SYSTEMS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("BORROWER"), each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof pursuant to SECTION 14.8(b) hereof (individually, a "LENDER" and, collectively, the "LENDERS"), BANKBOSTON, N.A., as syndication agent (in its capacity as syndication agent, together with its successors in such capacity, the "SYNDICATION AGENT") and BANK OF AMERICA, N.A., as Fronting Bank (as defined below) and as administrative agent for the Lenders (in its capacity as administrative agent, together with its successors in such capacity, "ADMINISTRATIVE AGENT").

                                R E C I T A L S:

         Borrower has requested that Lenders extend credit to Borrower in the form of a revolving credit facility and a letter of credit subfacility. Lenders are willing to extend such credit to Borrower upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

         "ACCOUNT" means either a Base Rate Account or a Libor Account.

         "ACCOUNT DEBTOR" means a Person who is obligated on a Receivable.

         "ADJUSTED LIBOR RATE" means, for any Libor Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Libor Rate for such Libor Account for such Interest Period by (b) 1 minus the Reserve Requirement for such Libor Account for such Interest Period.

         "ADJUSTED NET INCOME" means, for any period and any Person, such Person's consolidated net income (or loss) determined in accordance with GAAP, but excluding: (a) the income of any other Person (other than its Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Subsidiary in a cash distribution; and (b) any after-tax gains or losses attributable to an asset disposition.


CREDIT AGREEMENT - Page 1


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         "ADMINISTRATIVE AGENT" has the meaning set forth in the introductory paragraph of this Agreement.

         "AFFILIATE" means, with respect to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of Voting Stock of such Person; or (c) ten percent (10%) or more of the Voting Stock of which is directly or indirectly beneficially owned or held by the Person in question. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract, or otherwise; PROVIDED, HOWEVER, in no event shall the Agents or any Lender be deemed an Affiliate of Borrower or any Subsidiary of Borrower.

         "AGENTS" means Administrative Agent and Syndication Agent, collectively.

         "AGREEMENT" has the meaning set forth in the introductory paragraph of this Agreement, as the same may be amended or otherwise modified.

         "APPLICABLE LENDING OFFICE" means, for each Lender and for each Type of Account, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Account on the signature pages hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which its Accounts of such Type are to be made and maintained.

         "APPLICABLE RATE" has the meaning set forth in SECTION 3.1.

         "ASSET DISPOSITION" means, with respect to any Person, the disposition of any asset of such Person (including, without limitation, the sale of any Capital Stock of any Subsidiary of such Person) other than (i) sales of Inventory in the ordinary course of business and (ii) dispositions of Equipment no longer used or useful in such Person's business.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance, in substantially the form of EXHIBIT "B", entered into by a Lender and an Eligible Assignee and accepted by Administrative Agent pursuant to SECTION 14.8(b).

         "AUTHORIZED REPRESENTATIVE" has the meaning set forth in SECTION
9.1(e).

         "BANK OF AMERICA" means Bank of America, N.A., and its successors and assigns.

         "BANKRUPTCY CODE" has the meaning set forth in SECTION 12.1(e).

         "BASE RATE" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate plus one-half of one percent (0.50%), or (b) the Prime Rate. Any change in the Base


CREDIT AGREEMENT - Page 2


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Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

         "BASE RATE ACCOUNT" means a portion of a Loan that bears interest at a rate based upon the Base Rate.

         "BASE RATE MARGIN" has the meaning set forth in SECTION 3.2.

         "BORROWER" has the meaning set forth in the introductory paragraph of this Agreement.

         "BUSINESS DAY" means (a) any day excluding Saturday, Sunday, and any day which either is a legal holiday under the laws of the State of California or is a day on which banking institutions located in any such states are closed, and (b), with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Loans subject to Libor Accounts, any day which is a Business Day described in CLAUSE (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person according to GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CAPITAL STOCK" means corporate stock and any and all shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership, or any options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person (however designated) issued by any entity (whether a corporation, partnership, limited liability company, limited partnership, or other type of entity).

         "CAPITAL EXPENDITURES" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

         "CASH INTEREST EXPENSE" means, for any period for any Person, that portion of Interest Expense for such period which is actually paid in cash by such Person.

         "CASH TAXES" means, for any period for any Person, that portion of Taxes for such period which is actually paid in cash by such Person.

         "CHANGE OF CONTROL" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Borrower and its Subsidiaries


CREDIT AGREEMENT - Page 3


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taken as a whole to any "person" (as such term is used in Section 13(d) (3) of the Securities Exchange Act), (ii) the adoption of a plan relating to the liquidation or dissolution of Borrower, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) first occurring after the Closing Date the result of which is that any "person" (as defined above), becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the Voting Stock of Borrower (measured by voting power rather than number of shares), or (iv) the first day on which a majority of the members of the Board of Directors of Borrower are not Continuing Directors.

         "CLOSING DATE" means July 30, 1999.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" means all Property of any nature whatsoever upon which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

         "COMMITMENT FEE RATE" has the meaning set forth in SECTION 3.2.

         "COMMITMENT PERCENTAGE" means, with respect to each Lender, the percentage equivalent of the amount of the Revolving Commitments of such Lender divided by the aggregate amount of all the Revolving Commitments of all of the Lenders.

         "COMPLIANCE CERTIFICATE" means a certificate in substantially the form of EXHIBIT "C", properly completed and executed by the chief financial officer of Borrower.

         "CONTINUE", "CONTINUATION", and "CONTINUED" shall refer to the continuation pursuant to SECTION 3.5 of a Libor Account from one Interest Period to the next Interest Period.

         "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of Borrower who (i) was a member of such Board of Directors on the Closing Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "CONTRACT RATE" has the meaning specified in SECTION 14.12(a).

         "CONVERT", "CONVERSION", and "CONVERTED" shall refer to a conversion pursuant to SECTION 3.5 or ARTICLE 5 of one Type of Account into another Type of Account.

         "DEBT" means, as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred


CREDIT AGREEMENT - Page 4


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purchase price of property or services, except trade accounts payable of such
Person arising in the ordinary course of business that are not past due by more than ninety (90) days or that are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established to the satisfaction of Administrative Agent; (d) all Capital Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; PROVIDED, HOWEVER, that the amount of such Debt of any Person described in this CLAUSE (F) shall, for purposes of this Agreement, be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Debt or (ii) the fair market value of the property or asset encumbered, as determined by Administrative Agent in its reasonable discretion; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments (including, without limitation, those outstanding with respect to Letters of Credit); (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan (excluding obligations to deliver stock in respect of stock options or stock ownership plans); and (i) all vested obligations of such Person for the payment of money under any noncompete, consulting, or similar arrangements providing for the deferred payment of the purchase price for an acquisition consummated prior to the date hereof.

         "DEFAULT" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "DEFAULT RATE" means, in respect of any principal of any Loan, any Reimbursement Obligation, or any other amount payable by Borrower under any Loan Document, a rate per annum during the period specified in SECTION 3.4, equal to the sum of two percent (2%), PLUS the Applicable Rate for Base Rate Accounts as in effect from time to time (PROVIDED, that if such amount is subject to a Libor Account and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such amount shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent (2%), PLUS the interest rate for such Account for such Interest Period as provided in SECTION 3.1, and, thereafter, the rate provided for above in this definition).

         "DOLLARS" and "$" mean lawful money of the U.S.

         "DOMESTIC SUBSIDIARY" means each direct or indirect Subsidiary of Borrower formed under the laws of the U.S. or any state thereof.

         "EBITDA" means, for any period and any Person, the total of the following calculated without duplication for such Person on a consolidated basis for such period: (a) Adjusted Net Income; PLUS (b) any provision for (or less any benefit from) income or franchise taxes deducted in determining Adjusted Net Income; PLUS (c) Interest Expense deducted in determining Adjusted Net Income; PLUS (d) amortization and depreciation expense deducted in determining Adjusted Net Income; PLUS (e) costs and expenses incurred in connection with acquired in-process research and development; PLUS (f) transaction costs incurred in connection with any merger and/or acquisition permitted by SECTION 10.3 to the extent such costs and expenses arise during the Fiscal Quarter in


CREDIT AGREEMENT - Page 5


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which any such merger and/or acquisition is completed deducted in determining
Adjusted Net Income.

         "ELIGIBLE ASSIGNEE" has the meaning specified in SECTION 14.8(b)(i).

         "ENVIRONMENTAL LAWS" means any and all federal, state, and local laws, regulations, and requirements regulating health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

         "ENVIRONMENTAL LIABILITIES" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all reasonable fees, disbursements, and expenses of counsel, expert and consulting fees, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, or criminal or civil statute, including, without limitation, any Environmental Law, permit, order, or agreement with any Governmental Authority or other Person, arising from environmental, health, or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations issued thereunder.

         "ERISA AFFILIATE" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Loan Party or is under common control (within the meaning of Section 414(c) of the Code) with any Loan Party.

         "EVENT OF DEFAULT" has the meaning specified in SECTION 12.1.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

         "FISCAL QUARTERS" means the three (3) month periods falling in each Fiscal Year ending June 30, September 30, December 31, and March 31.

         "FISCAL YEAR" means a twelve (12) month period ending March 31.


CREDIT AGREEMENT - Page 6


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         "FOREIGN SUBSIDIARY" means each direct or indirect Subsidiary of
Borrower that is not a Domestic Subsidiary, including, without limitation, Stringfield Limited, an Irish company, and Peregrine Company of Canada, a Canadian company.

         "FRONTING BANK" means Bank of America or such other Lender which is a commercial bank as Borrower and Bank of America may mutually designate from time to time which agrees to be the issuer of a Letter of Credit.

         "FUNDED DEBT" means, with respect to any Person for such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, at the time of determination, the sum of all Debt other than: (a) Debt or other obligations of others guaranteed by such Person and its Subsidiaries; (b) all Reimbursement Obligations (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments (including, without limitation, those outstanding with respect to Letters of Credit); and (c) all liabilities in respect of unfunded vested benefits under any Plan.

         "GAAP" means generally accepted accounting principles, applied on a "consistent basis" (as such phrase is interpreted in accordance with SECTION 1.3 hereof), as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "GRANTING DOMESTIC SUBSIDIARY" means each Domestic Subsidiary of the Borrower, as identified on SCHEDULE 8.14, whose Net Worth exceeds two percent (2%) of the aggregate Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis as of the Closing Date.

         "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt or other obligation of any other Person or indemnifying such other Person for an obligation and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of any guaranteeing Person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or (ii) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such guaranteeing


CREDIT AGREEMENT - Page 7

Person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guaranteeing Person's maximum reasonably anticipated liability in respect thereof as mutually determined by Borrower and Administrative Agent in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

         "GUARANTY" means each of the Subsidiary Guaranties, and any and all amendments, modifications, supplements, renewals, extensions, or restatements thereof, and "GUARANTIES" means the Subsidiary Guaranties, collectively.

         "HAZARDOUS MATERIAL" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law as a result of its hazardous or toxic nature.

         "HEDGE AGREEMENTS" means any and all agreements, devices, or arrangements designed to protect Borrower from the fluctuations of interest rates, exchange rates, or forward rates applicable to its assets, liabilities, or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations, or assignments of any of the foregoing.

         "INTELLECTUAL PROPERTY" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including, without limitation, unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

         "INTEREST EXPENSE" means, for any period and for any Person, the sum of
(a) interest expense of such Person calculated without duplication on a consolidated basis for such period in accordance with GAAP, PLUS (b) expenses paid under Hedge Agreements during such period, MINUS (c) payments received under Hedge Agreements during such period.

         "INTEREST PERIOD" means with respect to any Libor Account, each period commencing on the date such Account is established or Continued, or the last day of the next preceding Interest Period with respect to such Libor Account, and ending on the numerically corresponding day in the first calendar month thereafter, as Borrower may select as provided in SECTION 3.5 or SECTION 4.1, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any


CREDIT AGREEMENT - Page 8

Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than five (5) Interest Periods shall be in effect at the same time; and (d) no Interest Period for any Libor Account shall have a duration of less than one (1) month and, if the Interest Period would otherwise be a shorter period, the related Libor Account shall not be available hereunder.

         "INVENTORY" means all inventory now owned or hereafter acquired by Borrower or any Subsidiary of Borrower wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property) for service or held as raw materials, work in process, or supplies or materials used or consumed in the business of Borrower or any Subsidiary of Borrower.

         "INVESTMENTS" has the meaning specified in SECTION 10.5.

         "JOINDER AGREEMENT" means an agreement which has been or will be executed by a Subsidiary adding it as a party to the Guaranty and certain Security Documents, in substantially the form of EXHIBIT "E", as the same may be amended or otherwise modified.

         "LAW" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including, without limitation, the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, in each case whether or not having the force of law.

         "LEAD ARRANGER" means Banc of America Securities LLC, as sole lead arranger and sole book manager.

         "LENDER" has the meaning set forth in the introductory paragraph of this Agreement.

         "LETTER OF CREDIT LIABILITIES" means, at any time, the sum of (a) the aggregate undrawn face amount of all outstanding Letters of Credit, PLUS (b) all unreimbursed drawings under Letters of Credit.

         "LETTERS OF CREDIT" has the meaning specified in SECTION 2.7(a).

         "LETTER OF CREDIT AGREEMENT" means, with respect to each Letter of Credit to be issued by the Fronting Bank therefor, the letter of credit application and reimbursement agreement which such Fronting Bank requires to be executed by Borrower in connection with the issuance of such Letter of Credit.

         "LEVERAGE RATIO" means, for any period, the ratio of Borrower's Funded Debt to EBITDA for the four (4) Fiscal Quarter period then ending.

         "LIBOR ACCOUNT" means any portion of a Loan that bears interest at a rate based upon the Adjusted Libor Rate.


CREDIT AGREEMENT - Page 9

         "LIBOR RATE" means, for any Libor Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Market Services (formerly known as Telerate) display page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Libor Rate" shall mean, for any Libor Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         "LIBOR RATE MARGIN" has the meaning set forth in SECTION 3.2.

         "LIEN" means any lien, mortgage, security interest, tax lien, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the Letter of Credit Agreements, the Joinder Agreements, any Hedge Agreement between Borrower or any Subsidiary of Borrower and any Lender and all other agreements, documents, and instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions, or restatements thereof (including, without limitation, any amendment that increases the amount of any Obligations due thereunder).

         "LOAN PARTY" means (a) Borrower, (b) the Granting Domestic Subsidiaries, (c) each Subsidiary acquired or created after the Closing Date and
(d) any other Person who is or becomes a party to any agreement, document, or instrument that Guarantees or secures payment or performance of the Obligations or any part thereof.

         "LOANS" means Revolving Loans.

         "MATERIAL ADVERSE EFFECT" means, with respect to any Person, any material adverse effect, or the occurrence of any event or the existence of any condition that could reasonably be expected to have a material adverse effect, on (a) the prospects, business or financial condition, or performance of such Person and its Subsidiaries, taken as a whole, (b) the ability of such Person to pay and perform the obligations for which such Person is responsible when due, or (c) the validity or enforceability of (i) any of the Loan Documents, (ii) any Lien created or purported to be created by any of the Loan Documents or the required priority of any such Lien, or (iii) the rights and remedies of Administrative Agent or the Lenders under any of the Loan Documents.


CREDIT AGREEMENT - Page 10

         "MAXIMUM RATE" means, at any time and with respect to any Lender, the maximum rate of nonusurious interest under applicable Law that such Lender may charge Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable Law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate.

         "MORTGAGED PROPERTY" means, any Property consisting of real property or interests therein which becomes or is required to become subject to a Mortgage pursuant to SECTION 6.4, and "MORTGAGED PROPERTIES" means all of such real property or interests, collectively.

         "MORTGAGE" means any (if any) deed of trust, leasehold deed of trust, mortgage, leasehold mortgage, collateral assignment of leases, or other real estate security document executed and delivered pursuant to this Agreement by any Loan Party in favor of Administrative Agent for the benefit of the Agents and the Lenders with respect to any Mortgaged Property, and any and all amendments, modifications, supplements, renewals or restatements thereof, and "MORTGAGES" means all of such Mortgages, collectively.

         "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by any Loan Party or any ERISA Affiliate at any time within the six (6) year period preceding the date hereof or hereafter and which is covered by Title IV of ERISA.

         "NET PROCEEDS" means (i) in connection with any disposition of assets of any Loan Party, the cash proceeds received by such Loan Party from such disposition (including, without limitation, payments under notes or other debt Securities received in connection with any such disposition, but only as and when received) net of (a) the costs of such disposition (including reasonable, out-of-pocket professional fees and expenses, taxes, notarial fees, survey costs, title insurance premiums, required escrow deposits, and purchase price adjustments and other customary fees and expenses, in each case attributable to and actually paid in connection with such disposition), and (b) amounts applied to repayment of Debt (other than the Obligations) secured by a lien, security interest, claim or encumbrance on the asset or property disposed and (ii) in connection with issuance of any equity Securities, the cash proceeds received from such issuance, net of all costs of such issuance (including reasonable, out-of-pocket professional fees and expenses, notarial fees, underwriting discounts and commissions, and other customary fees and expenses) actually paid.

         "NET WORTH" means with respect to any Person, such Person's total shareholders' equity (including, without limitation, capital stock, additional paid-in capital and retained earnings, after deducting treasury stock, or other form of equity (i.e., partner's capital, membership interests, etc.)) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

         "NON-GRANTING DOMESTIC SUBSIDIARY" means any Domestic Subsidiary of Borrower whose Net Worth is equal to or less than two percent (2%) of the aggregate Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis as of the Closing Date; PROVIDED, HOWEVER, in no


CREDIT AGREEMENT - Page 11
event shall the aggregate Net Worth of all Non-Granting Domestic Subsidiaries determined on a consolidated basis exceed ten percent (10%) of the aggregate Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis as of the Closing Date.

         "NOTES" means the Revolving Notes referred to in SECTION 2.2.

         "OBLIGATIONS" means any and all (a) obligations, indebtedness, and liabilities of Borrower to the Agents and the Lenders, or any of them, arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of Borrower to repay the Loans, the Reimbursement Obligations, interest on the Loans and Reimbursement Obligations, and all fees, costs, and expenses (including, without limitation, attorneys' fees) provided for in the Loan Documents, and (b) indebtedness, liabilities, and obligations of any Loan Party under any Hedge Agreement that it may enter into with the Administrative Agent or any other Person if and to the extent that such Hedge Agreement is permitted in accordance with SECTION 10.1(h).

         "OTHER TAXES" has the meaning specified in SECTION 5.6(b).

         "OUTSTANDING REVOLVING CREDIT" means, at any time of determination, the sum of (a) the aggregate amount of Revolving Loans then outstanding; PLUS (b) the aggregate amount of Letter of Credit Liabilities (or when calculated with respect to any Lender, such Lender's pro rata share of the Revolving Loans then outstanding and participation or other interest in such Letter of Credit Liabilities).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "PERMITTED LIENS" means the Liens permitted by SECTION 10.2.

         "PERSON" means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

         "PLAN" means any employee benefit plan established or maintained by any Loan Party or any ERISA Affiliate and which is subject to Title IV of ERISA.

         "PRIME RATE" means the per annum rate of interest established from time to time by Bank of America, as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

         "PRINCIPAL OFFICE" means the office of Administrative Agent, located at 1850 Gateway Boulevard, 5th Floor, Concord, California 94520.

         "PROHIBITED TRANSACTION" means any transaction described in Section 406 or 407 of ERISA or Section 4975(c)(1) of the Code for which no statutory or administrative exemption applies.


CREDIT AGREEMENT - Page 12

         "PROJECTIONS" means Borrower's forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all materially consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         "PROPERTY" means, for any Person, property or assets of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

         "QUARTERLY PAYMENT DATE" means the last Business Day of March, June, September and December of each year, the first of which shall be September 30, 1999.

         "RECEIVABLE" or "RECEIVABLES" means, as at any date of determination thereof, each and every "account" as such term is defined in article or chapter 9 of the UCC (or any successor statute) and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of Borrower or any Subsidiary of Borrower in respect of Inventory sold and shipped or services rendered by Borrower or any Subsidiary of Borrower.

         "REGISTER" has the meaning specified in SECTION 14.8(c).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended, modified, or supplemented from time to time or any successor regulation therefor.

         "REGULATORY CHANGE" means, with respect to any Lender, any change after the date of this Agreement (other than with respect to taxes excluded by the first sentence of SECTION 5.6(a)) in U.S. federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests (other than with respect to taxes excluded by the first sentence of SECTION 5.6(a)) applying to a class of lenders including such Lender of or under any U.S. federal or state, or any foreign, laws or regulations (whether or not having the force of Law) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof.

         "REIMBURSEMENT OBLIGATIONS" means all indebtedness, liabilities, and obligations of Borrower or any other Loan Party to reimburse Administrative Agent or the Fronting Bank in accordance with SECTION 2.7(e) for any demand for payment or drawing under a Letter of Credit.

         "RELEASE" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or from property owned by such Person, including, without limitation, the migration of Hazardous Materials through or in the air, soil, surface water, ground water, or property in violation of Environmental Laws.


CREDIT AGREEMENT - Page 13

         "REMEDIAL ACTION" means all actions required under applicable Environmental Laws to (a) cleanup, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care; PROVIDED that "Remedial Action" shall not include such actions taken in the normal course of business and in material compliance with Environmental Laws.

         "RENTAL EXPENSE" means, for any period and for any Person, the rental or lease expense of such Person under operating leases calculated without duplication on a consolidated basis for such period as determined in accordance with GAAP.

         "REQUIRED LENDERS" means any combination of Lenders having (a) more than fifty percent (50%) of the Revolving Commitments or (b) if the Revolving Commitments have terminated or have otherwise been fulfilled, more than fifty percent (50%) of the outstanding principal amount of the Loans and participations in the Letters of Credit.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by the PBGC.

         "RESERVE REQUIREMENT" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Libor Accounts, "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Libor Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Libor Accounts. The Adjusted Libor Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "REVOLVING COMMITMENT" means, as to each Lender, the obligation of such Lender to make advances of funds and purchase participation interests in (or with respect to the Fronting Bank as a Lender, hold other interests in) Letters of Credit in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto (or if applicable, the most recent Assignment and Acceptance executed by it) under the heading "Revolving Commitment", as the same may be reduced or terminated pursuant to SECTION 2.6, SECTION 4.4, or SECTION
12.2. The aggregate amount of all the Revolving Commitments as of the Closing Date equals Twenty Million Dollars ($20,000,000).

         "REVOLVING LOANS" means, as to any Lender, the advances made by such Lender pursuant to SECTION 2.1, and, as to all Lenders making such Loans, all such Loans made or held by such Lenders pursuant to SECTION 2.1.

         "REVOLVING NOTES" means the promissory notes provided for by SECTION
2.2 and all amendments or other modifications thereof.


CREDIT AGREEMENT - Page 14

         "SECURITIES" means any stock, shares, options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person or any bonds, debentures, notes, or other evidences of indebtedness for borrowed money, secured or unsecured.

         "SECURITY AGREEMENTS" means security agreements, pledge agreements, securities pledge agreements, debenture pledge agreements, and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof in form and substance satisfactory to Administrative Agent executed by any of Borrower, each Domestic Subsidiary of Borrower, and any other Loan Party, dated the Closing Date or a subsequent date (in the case of Domestic Subsidiaries acquired after the Closing Date), in favor of Administrative Agent, for the benefit of the Agents and the Lenders, and any such agreement, document, or instrument executed pursuant to ARTICLE 6, and any and all amendments, modifications, supplements, renewals, extensions, or restatements thereof.

         "SECURITY DOCUMENTS" means the Guaranties, the Security Agreements, and the Mortgages, as such agreements may be amended, modified, supplemented, renewed, extended, or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings, and other agreements, documents, instruments, and financing statements now or hereafter executed and/or delivered by any Loan Party in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

         "SOLVENT" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SUBORDINATED DEBT" means Debt of Borrower or its Subsidiaries subordinated to the Obligations on terms and conditions satisfactory to Administrative Agent in its absolute discretion.


CREDIT AGREEMENT - Page 15

         "SUBSIDIARY" means, (a) when used to determine the relationship of a Person to another Person, a Person of which an aggregate of more than fifty percent (50%) or more of the Capital Stock is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such Capital Stock (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of Capital Stock which is not issued by a corporation, if such ownership interests constitute a majority voting interest, and (b) when used with respect to a Plan, ERISA, or a provision of the Code pertaining to employee benefit plans, means, with respect to a Person, any corporation, trade, or business (whether or not incorporated) which is under common control with such Person and is treated as a single employer with such Person under Section 414(b) or (c) of the Code and the regulations thereunder.

         "SUBSIDIARY GUARANTY" means the guaranty of the Domestic Subsidiaries of Borrower in favor of Administrative Agent, for the benefit of the Agents and the Lenders, in substantially the form of EXHIBIT "D", as the same may be modified pursuant to one or more Joinder Agreements and as the same may be otherwise modified from time to time.

         "SYNDICATION AGENT" has the meaning set forth in the introductory paragraph if this Agreement.

         "TAXES" has the meaning specified in SECTION 5.6.

         "TERMINATION DATE" means July 30, 2002.

         "TERMINATION EVENT" means (a) a Reportable Event, or (b) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

         "TYPE" shall mean either type of Account (i.e., a Base Rate Account or Libor Account).

         "UCC" means the Uniform Commercial Code as in effect in the State of California and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

         "UNFUNDED VESTED ACCRUED BENEFITS" means with respect to any Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds, (b) the fair market value of all Plan assets allocable to such benefits; all determined as of the then most recent valuation date for such Plan.

         "U.S." means the United States of America.


CREDIT AGREEMENT - Page 16

         "VOTING STOCK" means Capital Stock of a Person having by the terms thereof ordinary voting power to elect a majority of the board of directors (or similar governing body) of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

         "WHOLLY-OWNED GRANTING DOMESTIC SUBSIDIARY" means any Subsidiary that
(i) is owned 100% by Borrower and/or a Subsidiary of Borrower, (ii) is organized under the laws of a state within the U.S., and (iii) is a Granting Domestic Subsidiary.

         "YEAR 2000 COMPLIANT" has the meaning set forth in SECTION 8.24 hereof.

         "YEAR 2000 PROBLEM" has the meaning set forth in SECTION 8.24 hereof.

         Section 1.2 OTHER DEFINITIONAL PROVISIONS. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article, Section, and Schedule references pertain to Articles, Sections, and Schedules of this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

         Section 1.3 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to Administrative Agent and the Lenders hereunder shall be prepared, in accordance with GAAP, on a "consistent basis" with those used in the preparation of the financial statements referred to in SECTION 8.2. All calculations made for the purposes of determining compliance with the provisions of this Agreement shall be made by application of GAAP, on a "consistent basis" with those used in the preparation of the financial statements referred to in SECTION 8.2. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period. Changes in the application of accounting principles which do not have a material impact on calculating the financial covenants herein shall be deemed comparable in all material respects to accounting principles applied in a preceding period. To enable the ready and consistent determination of compliance by Borrower with its obligations under this Agreement, Borrower will not, nor will it permit any other Loan Party to, change the manner in which either the last day of its Fiscal Year or the last days of the first three Fiscal Quarters of its Fiscal Years is calculated without the prior written consent of the Required Lenders. In the event any changes in accounting principles required by GAAP, recommended by Borrower's or any other Loan Party's certified public accountants or requested by Borrower (or that Borrower otherwise requests and Administrative Agent and the Required Lenders agree to accept, such agreement not unreasonably to be denied) and implemented by Borrower or any other Loan Party occur and such changes result in a change in the method of the calculation of financial covenants under this Agreement, then Borrower, Administrative Agent, and the Required Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating such covenants


CREDIT AGREEMENT - Page 17
shall be the same after such changes as if such changes had not been made. Until such time as such an amendment shall have been executed and delivered by Borrower, Administrative Agent, and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such changes had not occurred.

         Section 1.4 TIME OF DAY. Unless otherwise indicated, all references in this Agreement to times of day shall be references to San Francisco, California time.

                                    ARTICLE 2

                            REVOLVING CREDIT FACILITY

         Section 2.1 REVOLVING COMMITMENTS. Subject to the terms and conditions of this Agreement, each Lender who has agreed to provide a Revolving Commitment severally agrees to make advances to Borrower from time to time from and including the Closing Date to but excluding the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Lender's Revolving Commitment as then in effect; PROVIDED, HOWEVER, (a) the Outstanding Revolving Credit applicable to a Lender shall not at any time exceed such Lender's Revolving Commitment and (b) the Outstanding Revolving Credit of all of the Lenders shall not at any time exceed the aggregate Revolving Commitments. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, prepay, and reborrow hereunder the amount of the Revolving Commitments and may establish Base Rate Accounts and Libor Accounts thereunder and, until the Termination Date, Borrower may Continue Libor Accounts established under the Revolving Loans or Convert Accounts established under the Revolving Loans of one Type into Accounts of the other Type. Accounts of each Type under the Revolving Loans made by each Lender shall be established and maintained at such Lender's Applicable Lending Office for Revolving Loans of such Type.

         Section 2.2 NOTES. The Revolving Loans made by a Lender shall, if requested by a Lender, be evidenced by a single promissory note of Borrower in substantially the form of EXHIBIT "A", payable to the order of such Lender, in the maximum principal amount equal to its Revolving Commitment as originally in effect (or, if greater, its Revolving Commitment thereafter increased) and otherwise duly completed.

         Section 2.3 REPAYMENT OF REVOLVING LOANS. Borrower shall pay to Administrative Agent, for the account of the Lenders, the outstanding principal amount of all of the Revolving Loans on the Termination Date.

         Section 2.4 USE OF PROCEEDS. Subject to the terms of this Agreement, the proceeds of the Revolving Loans shall be used by Borrower for general corporate purposes arising in the ordinary course of business of Borrower and its Subsidiaries, the financing of working capital requirements and Capital Expenditures of Borrower and its Subsidiaries, the payment of Reimbursement Obligations, and for acquisitions permitted by SECTION 10.3.


CREDIT AGREEMENT - Page 18

         Section 2.5 REVOLVING COMMITMENT FEE. Borrower agrees to pay to Agent for the account of each Lender a commitment fee on the daily actual unused amount of such Lender's Revolving Commitment for the period from and including the Closing Date to and including the Termination Date, at a per annum rate equal to the Commitment Fee Rate, computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) provided that for purposes of calculating such fee the amount of outstanding Letters of Credit shall constitute use of the Revolving Commitment. Accrued commitment fees under this SECTION 2.5 shall be payable in arrears on the each Quarterly Payment Date and on the Termination Date.

         Section 2.6 TERMINATION OR REDUCTION OF REVOLVING COMMITMENTS. Borrower shall have the right to terminate fully or to reduce in part the unused portion of the Revolving Commitments at any time and from time to time, PROVIDED that:
(a) Borrower shall give Administrative Agent at least five (5) Business Days notice of each such termination or reduction as provided in SECTION 4.3 hereof;
(b) each partial reduction shall be in an aggregate amount at least equal to One Million Dollars ($1,000,000) or any multiple One Million Dollars ($1,000,000) in excess thereof; and (c) the Revolving Commitments may not be reduced below an amount equal to the Letter of Credit Liabilities. The Revolving Commitments may not be reinstated after they have been terminated or reduced.

         Section 2.7       LETTERS OF CREDIT.

                  (a) COMMITMENT TO ISSUE. Borrower may utilize Revolving Commitments by requesting that the Fronting Bank issue, and the Fronting Bank, subject to the terms and conditions of this Agreement, shall issue, standby and commercial letters of credit for Borrower's account (such letters of credit being hereinafter referred to as the "LETTERS OF CREDIT", which may be for the benefit of a Subsidiary of Borrower); PROVIDED, HOWEVER, (i) the aggregate amount of outstanding Letter of Credit Liabilities shall not at any time exceed Ten Million Dollars ($10,000,000), (ii) the Outstanding Revolving Credit shall not at any time exceed the maximum amount prescribed by SECTION 2.1, and
         (iii) the Outstanding Revolving Credit applicable to any Lender shall not at any time exceed the maximum amount for a Lender prescribed by
         SECTION 2.1. Upon the date of issue of a Letter of Credit, Administrative Agent shall be deemed, without further action by any party hereto, to have sold to each Lender who holds a Revolving Commitment, and each such Lender shall be deemed, without further action by any party hereto, to have purchased from Administrative Agent, a participation to the extent of such Lender's Commitment Percentage in such Letter of Credit and the related Letter of Credit Liabilities. Upon termination of the Revolving Commitments, any Letter of Credit then outstanding which has been fully cash collateralized to the satisfaction of Administrative Agent and the Fronting Bank shall no longer be considered a "Letter of Credit" as defined in this Agreement and any participating interest heretofore granted by the Fronting Bank to the Lenders holding Revolving Commitments in such Letter of Credit shall be deemed terminated but the letter of credit fees payable hereunder shall continue to accrue to the Fronting Bank with respect to such Letter of Credit until the expiry thereof.


CREDIT AGREEMENT - Page 19

                  (b) LETTER OF CREDIT REQUEST PROCEDURE. Borrower shall give Administrative Agent at least three (3) Business Days prior notice (effective upon receipt) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice Administrative Agent shall promptly notify the Fronting Bank and each Lender who holds a Revolving Commitment of the contents thereof and of such Lender's Commitment Percentage of the amount of the proposed Letter of Credit. Unless otherwise agreed by Administrative Agent and the Fronting Bank with the consent of all Lenders (and provided that any such Letter of Credit is required to be fully cash collateralized to the satisfaction of Administrative Agent and the Fronting Bank no later than five (5) days prior to the Termination Date), each Letter of Credit shall have an expiration date that does not extend beyond a date which is thirty (30) days prior to the Termination Date, shall be payable in Dollars, must support a transaction entered into in the ordinary course of business of Borrower or its Subsidiaries, must be satisfactory in form and substance to Administrative Agent and the Fronting Bank, and shall be issued pursuant to such documentation as Administrative Agent and the Fronting Bank may require, including, without limitation, the Fronting Bank's standard form Letter of Credit Agreement; PROVIDED, that, in the event of any conflict between the terms of such agreement and the other Loan Documents, the terms of the other Loan Documents shall control.

                  (c) LETTER OF CREDIT FEES. Borrower will pay to Administrative Agent for the account of each Lender holding a Revolving Commitment a fee on such Lender's Commitment Percentage of the daily actual amount available for drawings under the Letters of Credit, such fee (i) to be paid in arrears on the first Quarterly Payment Date occurring after the date of the issuance of the first Letter of Credit and on each Quarterly Payment Date thereafter until the date of expiration or termination of all Letters of Credit and (ii) to be calculated at a rate per annum equal to the Libor Rate Margin on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day). After receiving any payment of any fees under this CLAUSE (C), Administrative Agent will promptly pay to each Lender that holds a Revolving Commitment the fees then due such Lender. Borrower will also pay to the Fronting Bank, for its account only, a fronting fee on the amount available to be drawn under each Letter of Credit, such fronting fee (i) to be paid in arrears on the first Quarterly Payment Date occurring after the date of the issuance of the first Letter of Credit and on each Quarterly Payment Date thereafter until the date of expiration or termination of all Letters of Credit and (ii) to be calculated at a rate per annum equal to one-eighth of one percent (0.125%) on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day). Borrower will also pay to the Fronting Bank, for its account only, all customary fees for amendments to and processing of the Letters of Credit.

                  (d) FUNDING OF DRAWINGS. Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Fronting Bank shall promptly so notify Administrative Agent and Administrative Agent shall promptly so notify Borrower and each Lender that holds a Revolving Commitment as to the amount to be paid as a result of such demand or drawing and the respective payment date. Not later than 11:00 a.m. (San Francisco, California time) on the applicable payment date if


CREDIT AGREEMENT - Page 20

         Borrower has not reimbursed the Fronting Bank for the amount paid as a result of such demand or drawing, each Lender will make available to Administrative Agent, at the Principal Office, in immediately available funds, an amount equal to such Lender's Commitment Percentage of the amount to be paid as a result of such demand or drawing which has not been reimbursed even if the conditions to a Loan under ARTICLE 7 hereof have not been satisfied and Administrative Agent shall promptly pay such amounts to the Fronting Bank.

                  (e) REIMBURSEMENTS. Borrower shall be irrevocably and unconditionally obligated to immediately reimburse the Fronting Bank (through Administrative Agent) for any amounts paid by the Fronting Bank upon any demand for payment or drawing under any Letter of Credit, without presentment, demand, protest, or other formalities of any kind. All payments on the Reimbursement Obligations shall be made to Administrative Agent not later than 11:00 a.m. (San Francisco, California time) on the date of the corresponding payment under the Letter of Credit by the Fronting Bank; PROVIDED, that Administrative Agent has provided notice to Borrower prior to 9:00 a.m. (San Francisco, California time) on such day that such payment is due. In the event such notice is received after 9:00 a.m. (San Francisco, California time) on a Business Day, such payment shall be due not later than 11:00 a.m. (San Francisco, California time) on the next succeeding Business Day. Subject to the other terms and conditions of this Agreement, such reimbursement may be made by Borrower requesting a Revolving Loan in accordance with SECTION 4.1 hereof, the proceeds of which shall be credited against Borrower's Reimbursement Obligations. Administrative Agent will pay to each Lender participating in a Letter of Credit such Lender's Commitment Percentage of all amounts received from Borrower for application in payment, in whole or in part, to the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to Administrative Agent in respect of such Letter of Credit pursuant to CLAUSE (d) of this SECTION 2.7.

                  (f) REIMBURSEMENT OBLIGATIONS ABSOLUTE. The Reimbursement Obligations of Borrower under this Agreement shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever and Borrower hereby waives any defense to the payment of the Reimbursement Obligations based on any circumstance whatsoever, including, without limitation, in either case, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other Loan Document; (ii) the existence of any claim, set-off, counterclaim, defense, or other rights which any Loan Party or any other Person may have at any time against any beneficiary of any Letter of Credit, the Fronting Bank, Administrative Agent, any Lender, or any other Person, whether in connection with any Loan Document or any unrelated transaction; (iii) any statement, draft, or other documentation presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;
         (iv) payment by the Fronting Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or (v) any other circumstance whatsoever, whether or not similar to any of the foregoing.


CREDIT AGREEMENT - Page 21

                  (g) ASSUMPTION OF RISK BY BORROWER. As among Borrower and the Lenders, Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of Letters of Credit, the Lenders, the Fronting Bank (except as otherwise set forth below in this Section 2.7(g)), and Administrative Agent shall not be responsible for:

                           (i) the form, validity, sufficiency, accuracy,
                  genuineness, or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

                           (ii) the validity or sufficiency of any instrument
                  transferring or assigning, or purporting to transfer or assign, any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                           (iii) the failure of the beneficiary of any Letter of
                  Credit to comply duly with conditions required in order to draw upon such Letter of Credit;

                           (iv) errors, omissions, interruptions, or delays in
                  transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher;

                           (v)  errors in interpretation of technical terms;

                           (vi) any loss or delay in the transmission or
                  otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

                           (vii) the misapplication by the beneficiary of any
                  Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

                           (viii) any consequences arising from causes beyond
                  the control of any Lender or the Fronting Bank, including, without limitation, any act by a Governmental Authority.

None of the foregoing shall affect, impair, or prevent the vesting of any of the Lenders, the Fronting Bank or Administrative Agent's rights or powers under this
SECTION 2.7. Borrower shall have a claim against the Fronting Bank, and the Fronting Bank shall be liable to Borrower, to the extent of any direct (but not indirect, consequential, remote, exemplary or punitive) damages suffered by Borrower which Borrower proves in a final nonappealable judgment were caused by
(A) the Fronting Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (B) the Fronting Bank's willful failure to pay

CREDIT AGREEMENT - Page 22
under any Letter of Credit after presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. The Fronting Bank may accept documents that appear on their face to be in order, without responsibility for further investigation.


                                    ARTICLE 3

                                INTEREST AND FEES

         Section 3.1 INTEREST RATE. Borrower shall pay to Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to but excluding the date such Loan is due, at a fluctuating rate per annum equal to the Applicable Rate. The term "APPLICABLE RATE" means:

                  (a) during the period that such Loans or portions thereof are subject to a Base Rate Account, the Base Rate, PLUS the Base Rate Margin; and

                  (b) during the period that such Loans or portions thereof are subject to a Libor Account, the Adjusted Libor Rate, PLUS the Libor Rate Margin.

         Section 3.2 DETERMINATIONS OF MARGINS. The margins identified in
SECTION 3.1 hereof and the Commitment Fee Rate shall be defined and determined as follows:

                  (a) "BASE RATE MARGIN" shall mean (i) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date (as defined below in this SECTION 3.2), zero percent (0.00%) per annum; and (ii) thereafter the percent per annum set forth in the table below in this SECTION 3.2 under the heading "Base Rate Margin" opposite the Total Funded Debt to EBITDA ratio as calculated in the Compliance Certificate most recently delivered as required by SECTION 9.1(c) preceding the relevant Adjustment Date.

                  (b) "LIBOR RATE MARGIN" shall mean (i) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date (as defined below in this SECTION 3.2) one percent (1.00%) per annum and (ii) thereafter the percent per annum set forth in the table below in this SECTION 3.2 under the heading "LIBOR Rate Margin", and opposite the Total Funded Debt to EBITDA Ratio as calculated in the Compliance Certificate most recently delivered as required by SECTION 9.1(c) preceding the relevant Adjustment Date.

                  (c) "COMMITMENT FEE RATE" shall mean (i) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date (as defined below in this SECTION 3.2), three-tenths of one percent (0.30%) per annum; and (ii) thereafter the percent per annum set forth in the table below in this SECTION 3.2 under the heading "Commitment Fee Rate" opposite the Total Funded Debt to EBITDA Ratio as calculated in the Compliance Certificate most recently delivered as required by SECTION 9.1(c) preceding the relevant Adjustment Date.


CREDIT AGREEMENT - Page 23

         The following is the table referred to in CLAUSES (a), (b) and (c) of this SECTION 3.2:


                Total Funded Debt to                       BASE RATE             LIBOR RATE           COMMITMENT
                    EBITDA Ratio                             MARGIN                MARGIN              FEE RATE
====================================================  ====================  ===================   ===================
Greater than or equal to 1.50 x                              1.00%                  2.25%                0.50%
----------------------------------------------------  --------------------  -------------------   -------------------
Greater than or equal to 1.00 x but less than 1.50 x         0.50%                  1.75%                0.40%
----------------------------------------------------  --------------------  -------------------   -------------------
Greater than or equal to 0.50 x but less than 1.00 x         0.125%                 1.375%               0.35%
----------------------------------------------------  --------------------  -------------------   -------------------
Less than 0.50 x                                               0%                   1.00%                0.30%
====================================================  ====================  ===================   ===================


         Upon delivery of the Compliance Certificate pursuant to SECTION 9.1(c), commencing with such Compliance Certificate delivered for the Fiscal Quarter ending June 30, 1999, the Base Rate Margin, Commitment Fee Rate and the Libor Rate Margin shall automatically be adjusted in accordance with the Total Funded Debt to EBITDA Ratio set forth in the table set forth above, such automatic adjustment to take effect prospectively as of the second Business Day following the date upon which such Compliance Certificate is delivered pursuant to said
SECTION 9.1(c). The term "ADJUSTMENT DATE" shall mean each such day as of which such margins are deemed to change pursuant to the immediately prior sentence or the next following sentence. If Borrower fails to deliver such Compliance Certificate which sets forth the Total Funded Debt to EBITDA Ratio within the period of time required by SECTION 9.1 (c): (i) the Base Rate Margin shall automatically be adjusted to one percent (1.00%) per annum, (ii) the Libor Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to two and one quarter percent (2.25%) per annum, and (iii) the Commitment Fee Rate shall automatically be adjusted to one half of one percent (.50%) per annum. The automatic adjustments provided for in the preceding sentence shall take effect retroactively as of the first day of the then existing Fiscal Quarter and shall remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Compliance Certificate.

         Section 3.3 PAYMENT DATES. Accrued interest on the Loans shall be due and payable as follows: (i) in the case of Loans subject to Base Rate Accounts, on each Quarterly Payment Date and on the Termination Date; (ii) in the case of Loans subject to Libor Accounts and with respect to each such Account, on (A) the last day of the Interest Period with respect thereto, (B) in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period, and (C) on the Termination Date.

         Section 3.4 DEFAULT INTEREST. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, Borrower will pay to Administrative Agent for the account of each Lender interest at the Default Rate on any principal of any Loan made by such Lender, any Reimbursement Obligation, and (to the fullest extent permitted by Law) any other amount payable by Borrower under any Loan Document to or for the account of Administrative Agent or such Lender.

         Section 3.5 CONVERSIONS AND CONTINUATIONS OF ACCOUNTS. Subject to
SECTION 4.2 hereof, Borrower shall have the right from time to time to Convert all or part of any Base Rate Account in existence under a Loan into a Libor Account under the same Loan or to continue Libor Accounts in


CREDIT AGREEMENT - Page 24
existence under a Loan as Libor Accounts under the same Loan, PROVIDED that: (a) Borrower shall give Administrative Agent notice of each such Conversion or Continuation as provided in SECTION 4.3 hereof; (b) subject to SECTION 5.3 hereof, a Libor Account may only be Converted on the last day of the Interest Period therefor; and (c) except for Conversions into Base Rate Accounts, no Conversions or Continuations shall be made without the consent of Administrative Agent and the Required Lenders while a Default has occurred and is continuing.

         Section 3.6 COMPUTATIONS. Interest and fees payable by Borrower hereunder and under the other Loan Documents in respect of the interest and fees, other than interest based on the Base Rate, shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable unless such calculation would result in a rate that exceeds the Maximum Rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be; interest based on the Base Rate shall be computed on the basis of a 365 or 366 day year, as the case may be.

                                    ARTICLE 4

                             ADMINISTRATIVE MATTERS

         Section 4.1 BORROWING PROCEDURE. Borrower shall give Administrative Agent, and Administrative Agent will give the Lenders, notice of each borrowing under the Revolving Commitments in accordance with SECTION 4.3 hereof. Not later than 11:00 a.m. (San Francisco, California time) on the date specified for each borrowing under the applicable Revolving Commitment, each Lender obligated with respect to such Revolving Commitment will make available the amount of the Loan to be made by it on such date to Administrative Agent, at the Principal Office, in immediately available funds, for the account of Borrower. The amounts received by Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to Borrower promptly at Borrower's direction by transferring the same, in immediately available funds by wire transfer, automated clearinghouse debit, or interbank transfer to (a) a bank account of Borrower designated by Borrower in writing or (b) a Person or Persons designated by Borrower in writing.

         Section 4.2 MINIMUM AMOUNTS. Except for prepayments and Conversions pursuant to SECTION 4.4(a) and ARTICLE 5 hereof, each Base Rate Account applicable to a Loan and each prepayment of principal of a Loan shall be in a minimum principal amount of One Million Dollars ($1,000,000) or increments of Five Hundred Thousand Dollars ($500,000) in excess thereof. Each LIBOR Account applicable to a Loan shall be in a minimum principal amount of One Million Dollars ($1,000,000) or increments of Five Hundred Thousand Dollars ($500,000) in excess thereof.

         Section 4.3 CERTAIN NOTICES. Notices by Borrower to Administrative Agent of terminations or reductions of Revolving Commitments, of borrowings and prepayments of Loans and of Conversion and Continuations of Accounts shall be irrevocable and shall be effective only if received by Administrative Agent not later than 9:00 a.m. (San Francisco, California time) on the Business Day prior to (or, with respect to Base Rate Accounts, on) the date of the relevant termination, reduction, borrowing, Conversion, Continuation, or other repayment specified below:


CREDIT AGREEMENT - Page 25


                                 Notice                                     Number of Business
                                                                                Days Prior
========================================================================= =======================
Termination or reduction of Revolving Commitments                                    5
------------------------------------------------------------------------- -----------------------
Borrowing of Loans subject to Base Rate Accounts, prepayment or
repayment of Loans subject to Base Rate Accounts, or Conversions                     0
into Base Rate Accounts
------------------------------------------------------------------------- -----------------------
Borrowing, prepayment, or repayment of Loans subject to Libor                        3
Accounts, Conversions into or Continuations as Libor Accounts
========================================================================= =======================


Notwithstanding the foregoing, Borrower may give an effective notice of borrowing of Revolving Loans subject to Base Rate Accounts in accordance with
SECTION 2.7(e) not later than 11:00 a.m. (San Francisco, California time) on the Business Day of the proposed borrowing if the proceeds of such borrowing will be used to satisfy Reimbursement Obligations. Any notices of the type described in this SECTION 4.3 which are received by Administrative Agent after the applicable time set forth above on a Business Day shall be deemed to be received and shall be effective on the next Business Day. Each such notice of termination or reduction shall specify the applicable Revolving Commitments to be affected and the amount of the Revolving Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation, or prepayment shall specify (a) the Loans to be borrowed or prepaid or the Accounts to be Converted or Continued; (b) the amount (subject to SECTION 4.2 hereof) to be borrowed, Converted, Continued, or prepaid; (c) in the case of a Conversion, the Type of Account to result from such Conversion; (d) in the case of a borrowing, the Type of Account or Accounts to be applicable to such borrowing and the amounts thereof; (e) in the event a Libor Account is selected, the duration of the Interest Period therefor; and (f) the date of borrowing, Conversion, Continuation, or prepayment (which shall be a Business Day). Any notices by Borrower of the type described in this SECTION 4.3 must be in writing and may be transmitted by telecopy, provided that any such telecopy transmission must be immediately confirmed telephonically by Borrower and promptly (which may be by first class mail) followed by Administrative Agent's receipt of the original copy of such notice executed by Borrower. Administrative Agent shall notify the Lenders of the contents of each such notice on the date of its receipt of the same or, if received on or after the applicable time set forth above on a Business Day, on the next Business Day. In the event Borrower fails to select the Type of Account applicable to a Loan, or the duration of any Interest Period for any Libor Account, within the time period and otherwise as provided in this
SECTION 4.3, such Account (if outstanding as a Libor Account) will be automatically Converted into a Base Rate Account on the last day of the preceding Interest Period for such Account or (if outstanding as a Base Rate Account) will remain as, or (if not then outstanding) will be made as, a Base Rate Account. Borrower may not borrow any Loans subject to a Libor Account, Convert any Base Rate Accounts into Libor Accounts, or Continue any Libor Account as a Libor Account if the Applicable Rate for such Libor Accounts would exceed the Maximum Rate.


CREDIT AGREEMENT - Page 26

         Section 4.4       PREPAYMENTS.

                  (a)      MANDATORY.

                           (i) REVOLVING LOANS. If at any time the Outstanding
                  Revolving Credit exceeds the aggregate Revolving Commitments, Borrower shall, within one (1) Business Day after the occurrence thereof, prepay the outstanding Revolving Loans by the amount of such excess.

                           (ii) PREPAYMENTS FROM ASSET DISPOSITIONS. Immediately
                  upon receipt by Borrower or any of its Subsidiaries of the Net Proceeds of any Asset Disposition, Borrower shall make a prepayment in respect of the Obligations equal to the amount of such Net Proceeds and the Revolving Commitments shall be permanently reduced by the amount of such prepayment; PROVIDED, HOWEVER, that if no Default or Event of Default has occurred and is continuing, Borrower shall not be required to make such prepayment to the extent that the Net Proceeds from such Asset Dispositions during any Fiscal Year of Borrower do not exceed Five Million Dollars ($5,000,000) in the aggregate and if they should exceed such amount, then the excess amount only shall be required to be prepaid. Concurrently with the making of any such payment, Borrower shall deliver to Administrative Agent a certificate of Borrower's chief financial officer demonstrating the calculations of the amount required to be prepaid. Notwithstanding the foregoing, if no Default or Event of Default has occurred and is continuing, or would result therefrom, to the extent that the gross proceeds from such Asset Dispositions during any Fiscal Year of Borrower do not exceed, in the aggregate, Five Million Dollars ($5,000,000) if Borrower reasonably expects such proceeds to be reinvested within six (6) months in productive assets of a kind then used or useable in the business of Borrower or its Subsidiaries and that are not subject to any Lien other than in favor of Administrative Agent, for the benefit of the Agents and the Lenders, then Borrower shall provide Administrative Agent with notice of such intent in accordance with SECTION 4.3, and (A) to the extent such proceeds do not exceed the balance from time to time of the Revolving Loans, such proceeds shall be applied to the repayment of the outstanding balance of the Revolving Loans and Administrative Agent shall, until such time as the reinvestment of such proceeds, establish a reserve in the amount of the proceeds so applied, and (B) to the extent such proceeds exceed the balance from time to time of the Revolving Loans, Borrower shall deposit such proceeds with Administrative Agent to be held as cash collateral in which Administrative Agent, for the ratable benefit of the Agents and the Lenders, shall have a first priority security interest. Upon Borrower's or its Subsidiaries' (as applicable) reinvestment of such proceeds as described above, and provided that Borrower provides Administrative Agent with copies of a purchase order, invoice, or other written evidence of the purchase price of the assets which such proceeds are reinvested in, and such other information as may be requested by Administrative Agent with respect thereto, Administrative Agent shall release its security interest in such cash collateral in respect of the reinvested funds and shall eliminate such reserve. To the extent that Borrower or its


CREDIT AGREEMENT - Page 27

                  Subsidiaries (as applicable) fail to reinvest such proceeds within six (6) months as provided above, Borrower authorizes and directs Administrative Agent to eliminate such reserve, to apply the amount of the cash collateral in respect of the unreinvested amount to the prepayment of the Loans and permanently to reduce the Revolving Commitments in such amount and/or to reduce the Revolving Commitments in an amount equal to the reserved amount that is not reinvested.

                           (iii) PREPAYMENTS FROM DEBT OFFERINGS. In the event
                  that Borrower, or any Subsidiary of Borrower issues any Debt Securities (including, without limitation, any Subordinated Debt Securities), other than Debt referred to in SECTION 10.1 hereof ("DEBT OFFERING"), then no later than the third Business Day following the date of receipt of the proceeds from such issuance, Borrower shall make a prepayment in respect of the Obligations equal to the amount of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith, in prepayment of the Loans. The Revolving Commitments shall be permanently reduced by the amount of any such prepayment.

                  (b) OPTIONAL. Subject to SECTION 4.2 and the provisions of this CLAUSE (b), Borrower may, at any time and from time to time without premium or penalty upon prior notice to Administrative Agent as specified in SECTION 4.3, prepay or repay any Loan in full or in part. Loans subject to a Libor Account may be prepaid or repaid only on the last day of the Interest Period applicable thereto unless Borrower pays to Administrative Agent, for the account of the applicable Lenders, any amounts due under SECTION 5.5 as a result of such prepayment or repayment.

         Section 4.5 METHOD OF PAYMENT. Except as otherwise expressly provided herein, all payments of principal, interest, and other amounts to be made by Borrower or any other Loan Party under the Loan Documents shall be made to Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without set-off, deduction, or counterclaim, not later than 11:00 a.m. (San Francisco, California time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Borrower shall, at the time of making each such payment, specify to Administrative Agent the sums payable under the Loan Documents to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Administrative Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to SECTION 4.6 and provided that when applying any such amounts to any Loans, Loans subject to Base Rate Accounts shall be prepaid in full prior to any application to Loans subject to Libor Accounts). Each payment received by Administrative Agent under any Loan Document for the account of a Lender shall be paid to such Lender promptly, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under any Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.


CREDIT AGREEMENT - Page 28

         Section 4.6 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each Loan shall be made by the Lenders holding Revolving Commitments for such Loan, each payment of commitment fees under SECTIONS 2.5 and letter of credit fees under SECTION 2.7(c) shall be made for the account of the Lenders holding Revolving Commitments and each termination or reduction of the Revolving Commitments shall be applied to the Revolving Commitments of the Lenders holding the applicable Revolving Commitments, pro rata according to their respective Revolving Commitment Percentages; (b) the making, Conversion, and Continuation of Accounts of a particular Type (other than Conversions provided for by SECTION 5.4) shall be made pro rata among the Lenders holding Accounts of such Type according to their respective Commitment Percentages; (c) each payment and prepayment of principal of or interest on Loans or Reimbursement Obligations by Borrower shall be made to Administrative Agent for the account of the Lenders holding such Loans or Reimbursement Obligations (or participation interests therein) pro rata in accordance with the respective unpaid principal amounts of such Loans or participation interests held by such Lenders; PROVIDED that as long as no default in the payment of interest exists, payments of interest made when Lenders are holding different types of Accounts applicable to the same Loan as a result of the application of SECTION 5.4, shall be made to the Lenders in accordance with the amount of interest owed to each; and (d) the Lenders holding Revolving Commitments shall purchase from the Fronting Bank participations in the Letters of Credit to the extent of their respective Commitment Percentages. If at any time payment, in whole or in part, of any amount distributed by Administrative Agent hereunder is rescinded or must otherwise be restored or returned by Administrative Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar Law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to Administrative Agent.

         Section 4.7 SHARING OF PAYMENTS. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder directly (and not through Administrative Agent) through the exercise of any right of set-off, banker's lien, counterclaim, or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment pro rata in accordance with the unpaid principal of and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Borrower agrees, to the fullest extent it may effectively do so under applicable Law, that any Lender so purchasing a participation in the Obligations held by the other Lenders may exercise all rights of set-off, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower.

         Section 4.8 NON-RECEIPT OF FUNDS BY ADMINISTRATIVE AGENT. Unless Administrative Agent shall have been notified by a Lender or Borrower (the "PAYOR") prior to the date on which such Lender is to make payment to Administrative Agent hereunder or Borrower is to make a payment to Administrative Agent, for the account of one or more of the Agents or the Lenders, as the case


CREDIT AGREEMENT - Page 29
may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to Administrative Agent, Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to Administrative Agent, (a) the recipient of such payment shall, on demand, pay to Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period, and (b) Administrative Agent shall be entitled to offset against any and all sums to be paid to such recipient, the amount calculated in accordance with the foregoing CLAUSE (a).

         Section 4.9 PARTICIPATION OBLIGATIONS ABSOLUTE; FAILURE TO FUND PARTICIPATION. The obligations of a Lender holding a Revolving Commitment to fund its participation in the Letters of Credit in accordance with the terms hereof shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the following circumstances: (a) any lack of validity of any Loan Document; (b) the occurrence of any Default; (c) the existence of any claim, set-off, counterclaim, defense, or other right which such Lender, any Loan Party, or any other Person may have;
(d) the occurrence of any event that has or could reasonably be expected to have a Material Adverse Effect on Borrower or any other Loan Party; (e) the failure of any condition to a Loan under ARTICLE 7 hereof to be satisfied; (f) the fact that after giving effect to the funding of the participation the Outstanding Revolving Credit may exceed the aggregate Revolving Commitments; or (g) any other circumstance whatsoever, whether or not similar to any of the foregoing. If a Lender fails to fund its participation in a Letter of Credit as required hereby, such Lender shall, subject to the foregoing proviso, remain obligated to pay to Administrative Agent the amount it failed to fund on demand together with interest thereon in respect of the period commencing on the date such amount should have been funded until the date the amount was actually funded to Administrative Agent at a rate per amount equal to the Federal Funds Rate for such period and Administrative Agent shall be entitled to offset against any and all sums to be paid to such Lender hereunder the amount due Administrative Agent or the Fronting Bank under this sentence.

                                    ARTICLE 5

                             CHANGE IN CIRCUMSTANCES

         Section 5.1       INCREASED COST AND REDUCED RETURN.

                  (a) INCREASED COST. If, after the Closing Date, any Regulatory Change or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any Governmental Authority, central bank, or comparable agency:

                           (i) shall subject such Lender (or its Applicable
                  Lending Office) to any tax, duty, or other charge with respect to any Libor Accounts, its Notes, or its


CREDIT AGREEMENT - Page 30
                  obligation to make Libor Accounts, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Notes in respect of any Libor Accounts (other than franchise taxes or taxes imposed on or measured by the net income of such Lender by the jurisdiction in which such Lender is organized, has its principal office or such Applicable Lending Office or is doing business);

                           (ii) shall impose, modify, or deem applicable any
                  reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Libor Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Commitments of such Lender hereunder; or

                           (iii) shall impose on such Lender (or its Applicable
                  Lending Office) or the London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Libor Accounts or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Libor Accounts, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction, as then or previously incurred. If any Lender requests compensation by Borrower under this SECTION 5.1(a), Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or maintain Libor Accounts, or to Convert Base Rate Accounts into Libor Accounts, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 5.4 shall be applicable); PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) CAPITAL ADEQUACY. If, after the date hereof, any Lender shall have determined that any Regulatory Change has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time upon demand, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) CLAIMS UNDER THIS SECTION 5.1. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to such compensation pursuant to this SECTION 5.1 and will designate a different Applicable Lending Office if such designation will avoid the need


CREDIT AGREEMENT - Page 31
         for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this SECTION 5.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         Section 5.2 LIMITATION ON LIBOR ACCOUNTS. If on or prior to the first day of any Interest Period for any Libor Account:

                  (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Libor Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Libor Rate will not adequately and fairly reflect the cost to the Lenders of funding Libor Accounts for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Libor Accounts, Continue Libor Accounts, or to Convert Base Rate Accounts into Libor Accounts and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Libor Accounts, either prepay such Libor Accounts or Convert such Libor Accounts into Base Rate Accounts in accordance with the terms of this Agreement.

         Section 5.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Libor Accounts hereunder, then such Lender shall promptly notify Borrower and Administrative Agent thereof and such Lender's obligation to make or Continue Libor Accounts and to Convert Base Rate Accounts into Libor Accounts shall be suspended until such time as such Lender may again make, maintain, and fund Libor Accounts (in which case the provisions of SECTION 5.4 shall be applicable).

         Section 5.4 TREATMENT OF AFFECTED ACCOUNTS. If the obligation of any Lender to make a particular Libor Account or to Continue, or to Convert Base Rate Accounts into, Libor Accounts shall be suspended pursuant to SECTION 5.1 or
SECTION 5.3 (Accounts of such Type being herein called "AFFECTED ACCOUNTS"), such Lender's Affected Accounts shall be automatically Converted into Base Rate Accounts on the last day(s) of the then current Interest Period(s) for the Affected Accounts (or, in the case of a Conversion required by SECTION 5.3 hereof, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in SECTION 5.1 or SECTION 5.3 hereof that gave rise to such Conversion no longer exist:


CREDIT AGREEMENT - Page 32

                           (a) to the extent that such Lender's Affected Accounts have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Accounts shall be applied instead to its Base Rate Accounts; and

                           (b) all Accounts that would otherwise be made or Continued by such Lender as Libor Accounts shall be made or Continued instead as Base Rate Accounts, and all Accounts of such Lender that would otherwise be Converted into Libor Accounts shall be Converted instead into (or shall remain as) Base Rate Accounts.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in SECTION 5.1 or SECTION 5.3 hereof that gave rise to the Conversion of such Lender's Affected Accounts no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Libor Accounts made by other Lenders are outstanding, such Lender's Base Rate Accounts shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Libor Accounts, to the extent necessary so that, after giving effect thereto, all Accounts held by the Lenders holding Libor Accounts and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitment Percentages.

         Section 5.5 COMPENSATION. Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the opinion of such Lender) to compensate it for any loss, cost, or expense (including, without limitation, any such amounts incurred in connection with syndication of the Loans) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion by Borrower of a Libor Account for any reason (including, without limitation, the acceleration of the Loans pursuant to SECTION 12.2) on a date other than the last day of the Interest Period for such Libor Account; or

                  (b) any failure by Borrower for any reason (including, without limitation, the failure of any condition precedent specified in ARTICLE 7 to be satisfied) to borrow, Convert, Continue, or prepay a Libor Account on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         Section 5.6       TAXES.

                  (a) WITHHOLDING TAXES. Except as otherwise provided in this Agreement, any and all payments by any Loan Party to or for the account of any Lender, any of the Agents or the Fronting Bank hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender, each of the Agents, or the Fronting Bank (as applicable), taxes imposed on or measured by its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office), such of the Agents, or the


CREDIT AGREEMENT - Page 33

         Fronting Bank (as the case may be) is organized, located or doing business or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "TAXES"). If a Loan Party shall be required by Law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Lender, any of the Agents, or the Fronting Bank (as applicable), (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 5.6) such Lender, such of the Agents, or the Fronting Bank (as applicable) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Loan Party shall make such deductions, (iii) the applicable Loan Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable Law, and (iv) the applicable Loan Party shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (b) STAMP TAXES, ETC. In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

                  (c) TAX INDEMNIFICATION. BORROWER AGREES TO INDEMNIFY EACH LENDER, EACH OF THE AGENTS, AND THE FRONTING BANK FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED OR ASSERTED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 5.6) PAID BY SUCH LENDER, SUCH OF THE AGENTS, OR THE FRONTING BANK (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO.

         Section 5.7 WITHHOLDING TAX EXEMPTION. Each Lender organized under the laws of a jurisdiction outside the U.S., on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (a) if such Lender is a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the U.S. is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the U.S., (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Lender is entitled to a complete exemption from tax on payments pursuant to any

CREDIT AGREEMENT - Page 34
of the Loan Documents or (b) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a Form W-8, or any subsequent versions thereof or successors thereto (and, if such non-U.S. Lender delivers a Form W-8, a certificate (including any certificate required by Sections 871(h) and 881(c) of the Code) representing that such non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such non-U.S. Lender claiming complete exemption from United States Federal withholding tax on payments of interest by Borrower under this Agreement and the other Loan Documents. For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to this
SECTION 5.7 and thereby to establish complete exemption from U.S. withholding tax (unless such failure to establish complete exemption from U.S. withholding tax is due to a change in treaty, Law, or regulation occurring subsequent to the date on which a form originally was required to be provided), (A) the applicable Loan Party shall deduct all required Taxes from any amounts payable to such Lender under any Loan Document, (B) the applicable Loan Party shall pay the full amount allocated to the relevant taxing authority or other authority in accordance with applicable Law, (C) the applicable Loan Party shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, and (D) such Lender shall not be entitled to an indemnification or increases in the sum payable under SECTION 5.6 or SECTION 13.5 with respect to Taxes imposed by the U.S.; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                                    ARTICLE 6

                                    SECURITY

         Section 6.1 COLLATERAL. To secure the full and complete payment and performance of the Obligations, Borrower shall, and shall cause each Subsidiary of Borrower, other than the Foreign Subsidiaries, to grant to Administrative Agent, for the benefit of the Agents and the Lenders, a perfected (except to the limited extent otherwise as set forth herein), first priority Lien on all of its right, title, and interest in and to the following Property, whether now owned or hereafter acquired, pursuant to the Security Documents:

                  (a) all Capital Stock of each Subsidiary of Borrower other than Capital Stock of Foreign Subsidiaries (whether present or future), owned as of the Closing Date or thereafter acquired by Borrower or any Domestic Subsidiary of Borrower;

                  (b) 65% of the shares of each class of Capital Stock of each Foreign Subsidiary (whether present or future) that is a direct Subsidiary of Borrower or of a Domestic Subsidiary of Borrower, owned as of the Closing Date or thereafter acquired by Borrower or such Domestic Subsidiary; and


CREDIT AGREEMENT - Page 35

                  (c) all other Property of Borrower and each Subsidiary of Borrower, other than the Foreign Subsidiaries, owned as of the Closing Date or thereafter acquired, including, without limitation, all accounts (including, without limitation, Receivables), inventory (including, without limitation, Inventory), equipment, furniture, fixtures, contract rights, general intangibles, documents, instruments, investment property, chattel paper, permits, Intellectual Property, intercompany Debt, licenses, and material real property.

Borrower covenants that none of the Capital Stock to be pledged, in accordance with this SECTION 6.1 shall be subject to any transfer restrictions, shareholders' agreement, or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to Administrative Agent. In connection with and in addition to the foregoing, Borrower and its Subsidiaries shall execute and/or deliver such Security Documents and further agreements, documents, and instruments (including, without limitation, stock certificates, stock powers, and financing statements) as Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this SECTION 6.1.

         Section 6.2 GUARANTIES. Each Granting Domestic Subsidiary (and each Remaining Subsidiary as set forth in SECTION 9.10(c)) shall guarantee payment and performance of the Obligations pursuant to the Subsidiary Guaranty.

         Section 6.3 NEW SUBSIDIARIES, NEW ISSUANCES OF CAPITAL STOCK. Contemporaneously with the creation or acquisition of any Subsidiary of Borrower (other than a Foreign Subsidiary, except as provided in SECTION 6.7) Borrower shall, and shall cause each of its Subsidiaries to:

                  (a) grant or cause to be granted to Administrative Agent, for the benefit of the Agents and the Lenders, a perfected, first priority security interest in all Capital Stock in such Subsidiary owned by Borrower or its Domestic Subsidiaries (to the extent such Capital Stock is not already so pledged to Administrative Agent);

                  (b) cause each such Subsidiary to Guarantee the payment and performance of the Obligations by executing and delivering to Administrative Agent an appropriate Guaranty; and

                  (c) cause each such Subsidiary to execute and deliver to Administrative Agent an appropriate Security Agreement and such other Security Documents as Administrative Agent may reasonably request to grant Administrative Agent, for the benefit of the Agents and the Lenders, a perfected, first priority Lien (except for Permitted Liens, if any) on all Property of such Subsidiary.

Contemporaneously with the issuance of any additional Capital Stock of any Subsidiary of Borrower, Borrower shall, and shall cause each of its Subsidiaries and other appropriate Persons (as applicable) to, grant or cause to be granted to Administrative Agent, for the benefit of the Agents and the Lenders, a perfected, first priority security interest in all Capital Stock in such Subsidiary owned by any shareholder of any Subsidiary of Borrower, Borrower, or any Subsidiary of Borrower (to the extent such Capital Stock are already not so pledged to Administrative Agent). Borrower covenants

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


that none of the Capital Stock to be pledged in accordance with this SECTION 6.3 shall be subject to any transfer restriction, shareholders' agreement, or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to Administrative Agent. Notwithstanding anything to the contrary contained in this SECTION 6.3 (but subject to SECTION 6.7), (i) neither Borrower nor any Subsidiary of Borrower shall be obligated to pledge more than 65% of each class of the issued and outstanding capital stock of any Foreign Subsidiary that is a direct Subsidiary of Borrower or its Domestic Subsidiaries or to pledge any Capital Stock of any Subsidiary of any such Foreign Subsidiaries, (ii) no Foreign Subsidiary shall be obligated to execute a Guaranty guaranteeing payment or performance of the Obligations, and (iii) no Foreign Subsidiary shall be obligated to execute a Security Agreement securing payment or performance of the Obligations. In connection with and in addition to the foregoing, Borrower and its Subsidiaries shall execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers, and financing statements) as Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this SECTION 6.3.

         Section 6.4 NEW MORTGAGED PROPERTIES. If requested by Administrative Agent, Borrower shall, and shall cause each of its Subsidiaries other than its Foreign Subsidiaries to, contemporaneously with the acquisition of any fee real Property, execute, acknowledge and deliver to Administrative Agent a Mortgage or an amendment or modification to a then existing Mortgage covering all fee real Property acquired by Borrower or any of such Subsidiaries subsequent to the Closing Date, together with evidence reasonably satisfactory to Administrative Agent and its counsel, including, without limitation, if requested by Administrative Agent, a commitment for a mortgagee policy of title insurance or a title opinion in favor of Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent, that the Mortgage creates a valid, first priority Lien on the fee estate in favor of Administrative Agent, for the benefit of the Agents and the Lenders (except for Permitted Liens, if any), together with appraisals and surveys if requested by Administrative Agent. Following the date of each such acquisition of Property, if requested by Administrative Agent, Borrower shall, and shall cause each of its Subsidiaries (other than its Foreign Subsidiaries) with an interest in such Properties to,
(a) deliver or cause to be delivered to Administrative Agent, a mortgagee policy of title insurance insuring the Liens of the Mortgage covering such fee real Property in an amount reasonably satisfactory to Administrative Agent on standard form policies (except for Permitted Liens, if any) and (b) provide Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to Administrative Agent.

         Section 6.5 RELEASE OF COLLATERAL. Upon any sale, transfer or other disposition of Collateral that is expressly permitted under SECTION 10.8 and upon five (5) Business Days prior written request by Borrower, Administrative Agent shall execute at Borrower's expense such documents as may be necessary to evidence the release by Administrative Agent of its Liens on such Collateral being sold, transferred, or otherwise disposed of; PROVIDED, HOWEVER, that (a) Administrative Agent shall not be required to release any Lien on any Collateral if a Default shall have occurred and be continuing, (b) Administrative Agent shall not be required to execute any such document on terms which, in Administrative Agent's opinion, would expose Administrative Agent to liability or create any obligation not reimbursed by Borrower or entail any consequences other


CREDIT AGREEMENT - Page 37
than the release of such Lien without recourse or warranty, and (c) such release shall not in any manner discharge, affect or impair any of the Obligations or any of Administrative Agent's Liens on any Collateral retained by Borrower or any of its Subsidiaries, including, without limitation, its Liens on the proceeds of any such sale, transfer or other disposition.

         Section 6.6 SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to Borrower or any other Person (any such notice being hereby expressly waived by Borrower and the other Loan Parties), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Borrower or any other Loan Party against any and all of the Obligations of Borrower or such other Loan Party now or hereafter existing under this Agreement, any of such Lender's Notes or any other Loan Document, irrespective of whether or not Administrative Agent or such Lender shall have made any demand under this Agreement, any of such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify Borrower (with a copy to Administrative Agent) after any such setoff and application, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

         Section 6.7 COLLATERAL AND GUARANTIES OF FOREIGN SUBSIDIARIES. Borrower and its Subsidiaries agree that, notwithstanding anything to the contrary contained in this ARTICLE 6 or elsewhere in this Agreement or in any other Loan Document, promptly upon (and, in any event, within ten Business Days after) any written request therefor made by Administrative Agent or the Required Lenders after and during the continuation of an Event of Default, they will execute and/or deliver, or cause to be executed and/or delivered, each of the following as may be so requested and all of which shall be in form and substance satisfactory to Administrative Agent:

                  (a) a Security Agreement executed by each of Borrower and each applicable Subsidiary of Borrower which grants to Administrative Agent for the benefit of Administrative Agent and the Lenders a perfected, first priority Lien (except for Permitted Liens, if any) on all of such Person's right, title and interest in and to the following Property, whether now owned or hereafter acquired:

                           (i) all Capital Stock of each Foreign Subsidiary
                  (whether present or future and whether direct or indirect);
                  and

                           (ii) all other Property of each Foreign Subsidiary
                  then owned or thereafter acquired, including, without limitation, all accounts (including, without limitation, Receivables), inventory (including, without limitation, Inventory), equipment, furniture, fixtures, contract rights, general intangibles (including, without limitation, franchise agreements), instruments, investment property, chattel paper, permits, Intellectual Property, intercompany Debt and real Property; and


CREDIT AGREEMENT - Page 38

                  (b) a Guaranty executed by each Foreign Subsidiary (whether present or future and whether direct or indirect) which guarantees payment and performance of the Obligations; and

                  (c) such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers, financing statements and other Security Documents) as Administrative Agent may request in connection with any of the foregoing.

Borrower covenants that none of the capital stock to be pledged in accordance with this SECTION 6.7 shall be subject to any transfer restrictions, shareholders' agreement or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to Administrative Agent.

                                    ARTICLE 7

                              CONDITIONS PRECEDENT

         Section 7.1 INITIAL LOAN AND LETTER OF CREDIT. The obligation of each Lender to make its initial Loan and the obligation of Administrative Agent to issue the initial Letter of Credit are subject to the following conditions precedent:

                  (a) DELIVERIES. Administrative Agent shall have received on or before the Closing Date and on or before the day of any such Loan or Letter of Credit all of the following, each dated (unless otherwise indicated) the Closing Date, in form and substance satisfactory to Administrative Agent:

                           (i) RESOLUTIONS; AUTHORITY. Resolutions of the board
                  of directors (or similar governing body) of each Loan Party certified by its Secretary or an Assistant Secretary which authorize its execution, delivery, and performance of the Loan Documents to which it is or is to be a party;

                           (ii) INCUMBENCY CERTIFICATE. A certificate of
                  incumbency certified by the Secretary or an Assistant Secretary of each Loan Party certifying the names of its officers (A) who are authorized to sign the Loan Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of each such officer and (B) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documentation and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby;

                           (iii) ORGANIZATIONAL DOCUMENTS. The certificate of
                  incorporation of each Loan Party certified by the Secretary of State of the state of its incorporation and dated a current date;


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


                           (iv) BYLAWS. The bylaws of each Loan Party certified
                  by its Secretary or an Assistant Secretary;

                           (v) GOVERNMENTAL CERTIFICATES. Certificates of the
                  appropriate government officials of the state of incorporation of each Loan Party as to its existence and, to the extent applicable good standing, and certificates of the appropriate government officials of each state in which each Loan Party's principal business office is located, as to each Loan Party's qualification to do business and good standing in such state, all dated a current date;

                           (vi) NOTES. The Notes executed by Borrower dated the
                  date hereof;

                           (vii) GUARANTIES. The Subsidiary Guaranty executed by
                  the Granting Domestic Subsidiaries;

                           (viii) LIEN SEARCH REPORTS. UCC, tax, and judgment
                  Lien search reports listing all documentation on file against Borrower and its Domestic Subsidiaries in the central filing locations of each jurisdiction in which any such party's business offices are located and in the local filing offices of each jurisdiction in which such party's principal business office is located;

                           (ix) TERMINATION OR ASSIGNMENT OF LIENS. Duly
                  executed UCC-3 termination statements, mortgage releases, and such other documentation as shall be necessary to terminate, release, or assign to Administrative Agent all Liens other Liens other than those permitted by SECTION 10.2 hereof;

                           (x) SECURITY AGREEMENTS. Security Agreements executed
                  by Borrower and each Granting Domestic Subsidiary of Borrower;

                           (xi) STOCK CERTIFICATES; INTERCOMPANY NOTES. The
                  stock certificates representing all of the issued and outstanding Capital Stock of the Granting Domestic Subsidiaries and 65% of the outstanding Capital Stock of its first tier Foreign Subsidiaries, in each case accompanied by appropriate instruments of transfer or stock powers executed in blank (as appropriate), or registration of Administrative Agent's Lien, in form and substance satisfactory to Administrative Agent (in the case of book entry securities), provided, that Borrower shall have sixty (60) days after the Closing Date to deliver all of the Capital Stock of its first tier Foreign Subsidiaries (including, without limitation, the Capital Stock of Stringfield Limited, an Irish company, and Peregrine Company of Canada Limited, a Canadian company) required to be pledged as aforesaid, and all promissory notes evidencing intercompany Debt between or among Borrower and any of its Domestic Subsidiaries, accompanied by appropriate endorsements thereto executed by the holder(s) of such promissory notes to and in favor of Administrative Agent;


CREDIT AGREEMENT - Page 40

                           (xii) FINANCING STATEMENTS. UCC Financing statements
                  and all other requisite filing documents executed by the Loan Parties necessary to perfect the Liens created pursuant to the Security Documents;

                           (xiii) CONSENTS. Copies of all material consents or
                  waivers (other than consents or waivers previously delivered to Administrative Agent and certified by a Loan Party as being true and correct copies) necessary for the execution, delivery, and performance by each of the Loan Parties of the Loan Documents to which it is a party, as Administrative Agent may require, which consents shall be certified by an Authorized Representative of the applicable Loan Party as true and correct copies of such consents as of the Closing Date;

                           (xiv) PERMITS. Copies of all material permits (other
                  than permits previously delivered to Administrative Agent and certified by a Loan Party as being true and correct copies) affecting Borrower or any of its Subsidiaries in connection with its businesses or any of the Properties owned or leased by it, and evidence satisfactory to Administrative Agent that Borrower and its Subsidiaries are able to conduct their businesses with the use of such permits in full force and effect;

                           (xv) INSURANCE POLICIES. Certificates of insurance
                  summarizing the insurance policies of Borrower and its Subsidiaries required by this Agreement and reflecting Administrative Agent as additional insured and loss payee under such policies;

                           (xvi) OPINIONS OF COUNSEL. Opinions of legal counsel
                  to Borrower and the Subsidiaries of Borrower from such jurisdictions, and as to such matters, as Administrative Agent may reasonably request;

                           (xvii) FEES. The underwriting and structuring fees
                  set forth in that certain letter dated May 26, 1999 from Agents to Borrower, as the same may be amended from time to time;

                           (xviii) EMPLOYMENT AGREEMENTS. Copies of all
                  employment contracts or other compensation arrangements between Borrower and any of its Subsidiaries and their respective executive officers;

                           (xix) LETTER OF DIRECTION. A letter of direction from
                  Borrower addressed to Administrative Agent with respect to the disbursement of the proceeds of the initial Loans;

                           (xx) SCHEDULES. The Schedules to be attached hereto
                  in form and substance satisfactory to Lenders in their sole discretion.

                  (b) FINANCIAL STATEMENTS. Receipt and satisfactory review by Administrative Agent of the consolidated financial statements of Borrower and its Subsidiaries for each of

CREDIT AGREEMENT - Page 41
         the 1996, 1997 and 1998 Fiscal Years, including balance sheets, income and cash flow statements audited by independent public accountants of recognized national standing and prepared in conformity with GAAP and such other financial information as Administrative Agent may request.

                  (c) ATTORNEYS' FEES AND EXPENSES. The reasonable costs and expenses (including attorneys' fees) referred to in SECTION 14.1 hereof for which statements have been presented shall have been paid in full;

                  (d) COMPLIANCE WITH LAWS. As of the Closing Date, each Loan Party shall have complied with all requirements of all Governmental Authorities necessary to consummate the transactions contemplated by this Agreement and the other Loan Documents;

                  (e) NO PROHIBITIONS. No requirement of any Governmental Authority shall prohibit the consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment, or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain, or otherwise adversely affect in any material manner the consummation of the transactions contemplated by this Agreement and the other Loan Documents or otherwise have a Material Adverse Effect on Borrower or any other Loan Party;

                  (f) NO MATERIAL ADVERSE CHANGE. As of the Closing Date, no material adverse change shall have occurred with respect to the condition (financial or otherwise), results of operations, business, operations, capitalization, assets, liabilities, or prospects of Borrower and its Subsidiary taken as a whole since June 30, 1998 and Administrative Agent shall be satisfied that the economic performance of Borrower and each of its Subsidiaries to the Closing Date is not materially different from the economic projections for Borrower and each of its Subsidiaries through the Closing Date that were previously submitted to Administrative Agent;

                  (g) NO MATERIAL LITIGATION. Except as set forth in SCHEDULE
         8.5 hereto, as of the Closing Date, no action, suit, investigation, or proceeding shall be pending or threatened before any Governmental Authority that purports to affect Borrower or any Subsidiary of Borrower that could result in a Material Adverse Effect as to any of them or that could have an adverse effect on the ability of Borrower or any Subsidiary of Borrower to perform their Obligations under the Loan Documents;

                  (h) COMPLIANCE WITH FINANCIAL OBLIGATIONS. As of the Closing Date, each of Borrower and the Subsidiaries of Borrower shall be in compliance with all of their respective existing financial obligations;

                  (i) DUE DILIGENCE REVIEW. Receipt and review, with results reasonably satisfactory to Administrative Agent and its counsel, of information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases,


CREDIT AGREEMENT - Page 42
         material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of Borrower and its Subsidiaries which information may include, if requested by Administrative Agent, (a) asset appraisal reports with respect to all of the real and personal property owned by Borrower and its Subsidiaries and (b) a written audit of the accounts receivable, controls and systems of Borrower and its Subsidiaries.

                  (j) YEAR 2000 MATTERS. Receipt and review, with results satisfactory to Administrative Agent and the Lenders, of information confirming that (a) Borrower and its Subsidiaries are taking all necessary and appropriate steps to ascertain the extent of, and to quantify and successfully address, business and financial risks facing Borrower and its Subsidiaries as a result of the "Year 2000 Problem" (i.e., the inability of certain computer applications to recognize correctly and perform date-sensitive functions involving certain dates prior to and after December 31, 1999), including risks resulting from the failure of key vendors and customers of Borrower and its Subsidiaries to successfully address the Year 2000 Problem, and (b) Borrower's and its Subsidiaries' material computer applications and those of its key vendors and customers will, on a timely basis, adequately address the Year 2000 Problem in all material respects.

                  (k) NO MATERIAL MARKET CHANGES. The absence of any material disruption of or material adverse change in conditions in the financial, banking or capital markets which Administrative Agent and Lead Arranger, in their sole discretion, deem material in connection with the syndication of the Loans or of the senior credit facility expected to refinance the Loans.

                  (l) ADDITIONAL DOCUMENTATION. Administrative Agent shall have received such additional approvals, opinions, or other documentation as Administrative Agent may reasonably request.

         Section 7.2 ALL LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make any Loan (including the initial Loans) and the obligation of the Fronting Bank to issue any Letter of Credit (including any initial Letter of Credit) are subject to the following additional conditions precedent:

                  (a) NO DEFAULT. No Default shall have occurred and be continuing, or would result from such Loan or Letter of Credit; and

                  (b) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in ARTICLE 8 hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date, and except as to transactions permitted hereunder.

Each notice of borrowing by Borrower hereunder, and each request for the issuance of a Letter of Credit, shall constitute a representation and warranty by Borrower that the conditions precedent set


CREDIT AGREEMENT - Page 43
forth in SECTION 7.1(a) and SECTION 7.1(b) hereof have been satisfied (both as of the date of such notice and, unless Borrower otherwise notifies Administrative Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).

                                    ARTICLE 8

                         REPRESENTATIONS AND WARRANTIES

         To induce the Agents and the Lenders to enter into this Agreement, Borrower represents and warrants to the Agents and the Lenders that the following statements are, and, after giving effect to the transactions contemplated hereby, will be true, correct, and complete:

         Section 8.1       CORPORATE EXISTENCE.

                  (a) Except as set forth in SCHEDULE 8.1, Borrower and each Subsidiary of Borrower (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and/or organization; (ii) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect; PROVIDED, HOWEVER, the Loan Parties identified on SCHEDULE 8.1 shall, within sixty (60) days after the Closing Date, take all steps necessary to become qualified and authorized to do business in each of the jurisdictions identified therein where the failure to become so qualified and authorized to do business would have a Material Adverse Effect.

                  (b) Each Loan Party has the power and authority to execute, deliver, and perform its respective obligations under the Loan Documents to which it is or may become a party.

         Section 8.2       FINANCIAL CONDITION.

                  (a) FINANCIAL STATEMENTS. All financial statements concerning Borrower and its Subsidiaries delivered at any time to Administrative Agent or any Lender have been, and at all times subsequent to the Closing Date shall be, prepared in accordance with GAAP, and present fairly, the financial condition of Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Borrower nor any Subsidiary of Borrower has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements.

                  (b) PROJECTIONS. The Projections delivered and to be delivered have been and will be prepared by Borrower in light of the past operation of the business of Borrower and its Subsidiaries. The Projections represent, as of the date thereof, a good faith estimate by Borrower and its senior management of the financial conditions and performance of


CREDIT AGREEMENT - Page 44

         Borrower and its Subsidiaries based on assumptions believed to be reasonable at the time made.

         Section 8.3 CORPORATE ACTION; NO BREACH. The execution, delivery, and performance by each Loan Party of the Loan Documents to which each is or may become a party and the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of each Loan Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of formation, bylaws, or operating agreement of any Loan Party, (ii) any applicable Law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which any Loan Party is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of any Loan Party.

         Section 8.4 OPERATION OF BUSINESS. Each Loan Party possesses all material licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct its respective businesses substantially as now conducted and as presently proposed to be conducted, and no Loan Party is in violation of any valid rights of others with respect to any of the foregoing where such violation could reasonably be expected to have a Material Adverse Effect. Except as set forth in SCHEDULE 8.4, since May 31, 1997, the Loan Parties have conducted their respective businesses only in the ordinary and usual course.

         Section 8.5 LITIGATION AND JUDGMENTS. Except as set forth in SCHEDULE 8.5, to Borrower's knowledge there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending or threatened against or affecting any Loan Party which could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, except as set forth in SCHEDULE 8.5, there are no outstanding judgments against any Loan Party which could reasonably be expected to have a Material Adverse Effect.

         Section 8.6 RIGHTS IN PROPERTIES; LIENS. Each Loan Party has good title to or valid leasehold interests in its respective properties and assets, real and personal, including, as of the Closing Date, the properties, assets, and leasehold interests reflected in the financial statements described in SECTION 8.2, and none of such properties, assets, or leasehold interests of any Loan Party is subject to any Lien, except as permitted by SECTION 10.2. Except as disclosed on SCHEDULE 8.6(a), as of the Closing Date, no Loan Party owns any material right, title, or interest in any real Properties. Except as disclosed on SCHEDULE 8.6(b), as of the Closing Date, no Loan Party owns any right, title, or interest of a material nature in Intellectual Property that is registered with any Governmental Authority. As of the Closing Date, SCHEDULE 8.6(c) sets forth the locations of all of the offices and other places of business of the Loan Parties and the locations of all of the material Properties of the Loan Parties, as well as the identities of the Loan Parties who conduct business or own Properties at such locations and the identities of the predecessor entities who previously conducted business or owned Properties at such locations and whose Capital Stock or assets were acquired by any Loan Party. The Lenders' Lien on the Collateral required by ARTICLE 6 constitutes a perfected first priority Lien subject only to Permitted Liens.


CREDIT AGREEMENT - Page 45

         Section 8.7 ENFORCEABILITY. The Loan Documents to which any Loan Party is a party, when delivered, shall constitute the legal, valid, and binding obligations of the applicable Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 8.8 APPROVALS. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or other third party is or will be necessary for the execution, delivery, or performance by any Loan Party of the Loan Documents to which each is or may become a party or for the validity or enforceability thereof except for such authorizations, approvals, consents, filings, and registrations which have been obtained.

         Section 8.9 DEBT. Except as set forth in SCHEDULE 8.9, no Loan Party has any Debt, except as permitted by SECTION 10.1.

         Section 8.10 TAXES. The Loan Parties have filed all material tax returns (federal, state, and local) required to be filed, including all material income, franchise, employment, property, and sales tax returns, and have paid all of their respective material liabilities for taxes, assessments, governmental charges, and other levies that are due and payable other than those being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves have been established in accordance with GAAP. Borrower knows of no pending investigation of any Loan Party by any taxing authority with respect to any material liability for tax or of any pending but unassessed material tax liability of any Loan Party.

         Section 8.11 MARGIN SECURITIES. No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 8.12 ERISA. With respect to each Plan, each Loan Party is in substantial compliance with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. No Loan Party nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Loan Parties and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to each Plan. The present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. No Loan Party nor any ERISA Affiliate has any outstanding liability to the PBGC under ERISA (other than liability for the payment of PBGC premiums in the ordinary course of business).


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


         Section 8.13 DISCLOSURE. All factual information furnished by or on behalf of any Loan Party in writing to the Agents or any Lender for the purposes of or in this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of any Loan Party to the Agents or any Lender, are and will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

         Section 8.14 SUBSIDIARIES; CAPITALIZATION. SCHEDULE 8.14 sets forth as of the Closing Date the jurisdiction of incorporation or organization of Borrower and each Subsidiary of Borrower, the percentage of Borrower's or another Subsidiary's (as applicable) ownership of the outstanding Voting Stock of each Subsidiary of Borrower, and the authorized, issued, and outstanding Capital Stock of Borrower and each Subsidiary of Borrower. All of the outstanding Capital Stock of Borrower and each Subsidiary of Borrower has been validly issued, is fully paid, is nonassessable, and has not been issued in violation of any preemptive or similar rights. Except as disclosed in SCHEDULE 8.14, there are (a) no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of any Subsidiary of Borrower and
(b) no shareholder agreements, voting trusts, or similar agreements in effect and binding on any shareholder of Borrower or any Subsidiary of Borrower or the Capital Stock of any Subsidiary of Borrower. All shares of Capital Stock of Borrower and each Subsidiary of Borrower were issued in compliance with all applicable state and federal securities laws. As of the Closing Date, the aggregate Net Worth, determined on a consolidated basis, of the Non- Granting Domestic Subsidiaries of Borrower is less than or equal to ten percent (10%) of the aggregate Net Worth, determined on a consolidated basis, of the Borrower and all of its Subsidiaries.

         Section 8.15 AGREEMENTS. Except as set forth in SCHEDULE 8.15, no Loan Party is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that could have a Material Adverse Effect with respect to such Loan Party. No Loan Party is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party where such default could reasonably be expected to cause a Material Adverse Effect with respect to such Loan Party.

         Section 8.16 COMPLIANCE WITH LAWS. No Loan Party is in violation of any Law, rule, regulation, order, or decree of any Governmental Authority or arbitrator except for unintentional violations which could not reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

         Section 8.17 INVESTMENT COMPANY ACT. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 8.18 PUBLIC UTILITY HOLDING COMPANY ACT. No Loan Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a


CREDIT AGREEMENT - Page 47

"public utility" within the meaning of the Public Utility Borrower Company Act of 1935, as amended.

         Section 8.19      ENVIRONMENTAL MATTERS.

         Except as disclosed on SCHEDULE 8.19:

                  (a) Each Loan Party, and all of their respective properties, assets, and operations are in compliance in all material respects with all Environmental Laws. Borrower is not aware of, nor has any Loan Party received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Loan Parties with all Environmental Laws;

                  (b) The Loan Parties have obtained and maintained, and are in material compliance with, all material permits, licenses, and authorizations that are required under applicable Environmental Laws;

                  (c) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of any Loan Party (other than lubricants, cleaning solutions, and similar materials used for maintenance in the ordinary course of business). The use which the Loan Parties make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets (other than lubricants, cleaning solutions, and similar materials used for maintenance in the ordinary course of business);

                  (d) No Loan Party nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

                  (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of any Loan Party that could reasonably be expected to result in any Environmental Liabilities;

                  (f) No Loan Party is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state Law. Except as would not reasonably be expected to have a Material Adverse Effect with respect to any Loan Party, as the case may be, the Loan Parties are in compliance with all applicable financial responsibility requirements of all applicable Environmental Laws;


CREDIT AGREEMENT - Page 48

                  (g) Except as would not reasonably be expected to have a Material Adverse Effect with respect any Loan Party, as the case may be, no Loan Party has filed or failed to file any notice required under applicable Environmental Law reporting an unauthorized Release; and

                  (h) No Lien arising under any Environmental Law has attached to any property or revenues of any Loan Party.

         Section 8.20 BROKER'S FEES. No broker's or finder's fee, commission or similar compensation will be payable by any Loan Party with respect to the transactions contemplated by this Agreement. No other similar fees or commissions will be payable by any Loan Party to any Person (other than the Agents and the Lenders) for any other services rendered to any Loan Party ancillary to this Agreement.

         Section 8.21 EMPLOYEE MATTERS. As of the Closing Date, (a) no Loan Party, nor any of their respective employees, is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Loan Party and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party, and (c) there are no strikes, slowdowns, work stoppages, or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between any Loan Party and its respective employees.

         Section 8.22 SOLVENCY. As of and from and after the date of this Agreement and after giving effect to the consummation of the transactions contemplated hereby, each of the Loan Parties individually and on a consolidated basis is Solvent.

         Section 8.23 YEAR 2000 COMPLIANCE. Borrower has (i) undertaken a detailed review and assessment of all areas within the business and operations of it and its Subsidiaries that could be adversely affected by the "YEAR 2000 PROBLEM" (that is, the risk that computer applications used by Borrower or its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999), (ii) developed a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Borrower reasonably anticipates that all computer applications that are material to the business and operations of it and its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT").

                                    ARTICLE 9

                               POSITIVE COVENANTS

         Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Revolving Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe the following positive covenants:


CREDIT AGREEMENT - Page 49

         Section 9.1 REPORTING REQUIREMENTS. Borrower will furnish to Administrative Agent and each Lender:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year of Borrower, beginning with Fiscal Year 1998, (i) a copy of the annual audit report of Borrower and its Subsidiaries for such Fiscal Year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, all in reasonable detail and audited and certified on an unqualified basis by independent certified public accountants of recognized standing selected by Borrower and reasonably acceptable to Administrative Agent, to the effect that such report has been prepared in accordance with GAAP; (ii) a copy of the annual unaudited report of Borrower and its Subsidiaries for such Fiscal Year containing, on a consolidating basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, and in reasonable detail certified by the chief executive officer or chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly present the financial condition and results of operation of Borrower and such significant business divisions, on a consolidating basis at the date and for the Fiscal Year then ended; and (iii) a copy of Projections of Borrower's Fiscal Year immediately following the Fiscal Year which is the subject of the financial statements delivered pursuant to CLAUSE
         (i) preceding;

                  (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters beginning with the Fiscal Quarter ending June 30, 1999, a copy of an unaudited financial report of Borrower and its Subsidiaries as of the end of such period and for the portion of the Fiscal Year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail certified by the chief executive officer or chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly present the financial condition and results of operations of Borrower and its Subsidiaries on a consolidated basis, at the date and for the periods indicated therein, subject to year-end audit adjustments;

                  (c) COMPLIANCE CERTIFICATE. As soon as available, and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each year and accompanying the annual financial statements delivered in accordance with SECTION 9.1(a), a Compliance Certificate, together with schedules setting forth the calculations supporting the computations therein;

                  (d) NOTICE OF LITIGATION. Promptly after receipt by any Loan Party of notice of the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Loan Party which, if determined


CREDIT AGREEMENT - Page 50
         adversely to such Loan Party, could reasonably be expected to have a Material Adverse Effect with respect to such Loan Party;

                  (e) NOTICE OF DEFAULT. As soon as possible and in any event within two (2) Business Days after the chief executive officer, president, chief financial officer, the general counsel, any vice president, secretary, assistant secretary, treasurer, or any assistant treasurer of Borrower (each an "AUTHORIZED REPRESENTATIVE") has knowledge of the occurrence of a Default, a written notice setting forth the details of such Default and the action that Borrower has taken and proposes to take with respect thereto;

                  (f) ERISA. As soon as possible and in any event within thirty
         (30) days after Borrower knows, or has reason to know, that

                           (i) any Termination Event with respect to a Plan has
                  occurred or will occur, or

                           (ii) the aggregate present value of the Unfunded
                  Vested Accrued Benefits under all Plans is equal to an amount in excess of $0, or

                           (iii) any Loan Party is in "default" (as defined in
                  Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of any Loan Party's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan,

         Borrower will provide Administrative Agent and the Lenders a certificate of its president or its chief financial officer setting forth the details of such event and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or any other Governmental Authority with respect to such event.

                  (g) NOTICE OF MATERIAL ADVERSE EFFECT. As soon as possible and in any event within two (2) Business Days of the discovery of any event or condition that could reasonably be expected to have a Material Adverse Effect with respect to any Loan Party, written notice thereof;

                  (h) PROXY STATEMENTS, ETC. As soon as available, one copy of each financial statement, report, notice, or proxy statement sent by any Loan Party to its stockholders generally and one copy of each regular, periodic, or special report, registration statement, or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency; and

                  (i) GENERAL INFORMATION. Promptly, such other information concerning any Loan Party as Administrative Agent or any Lender may from time to time reasonably request.

         Section 9.2 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Borrower will, and will cause each of its Subsidiaries to, preserve and maintain its corporate existence and all of its leases,


CREDIT AGREEMENT - Page 51
privileges, licenses, permits, franchises, qualifications, and rights that are necessary in the ordinary conduct of its business. Borrower will, and will cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

         Section 9.3 MAINTENANCE OF PROPERTIES. Borrower will, and will cause each other Loan Party to, maintain, keep, and preserve all of its material properties necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

         Section 9.4 TAXES AND CLAIMS. Borrower will, and will cause each other Loan Party to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; PROVIDED, HOWEVER, that neither no Loan Party shall be required to pay or discharge any tax, levy, assessment, or governmental charge
(i) which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in accordance with GAAP have been established or (ii) if the failure to pay the same would not result in a Lien on the property of any Loan Party.

         Section 9.5       INSURANCE.

                  (a) Each of the Loan Parties will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities, PROVIDED that in any event each Loan Party (as appropriate) will maintain:

                           (i) PROPERTY INSURANCE -- Insurance against loss or
                  damage covering substantially all of the tangible real and personal Property and improvements of such Loan Party by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be reasonably satisfactory to Administrative Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by Borrower's independent insurance broker reasonably acceptable to Administrative Agent.

                           (ii) AUTOMOBILE LIABILITY INSURANCE FOR BODILY INJURY
                  AND PROPERTY DAMAGE --Insurance in respect of all vehicles (whether owned, hired, or rented by any Loan Party) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable Law.


CREDIT AGREEMENT - Page 52

                           (iii) COMPREHENSIVE GENERAL LIABILITY INSURANCE --
                  Insurance against claims for bodily injury, death, or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks, and waterways) of any Loan Party, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

                           (iv) WORKER'S COMPENSATION INSURANCE -- Worker's
                  compensation insurance (including, without limitation, employers' liability insurance) to the extent required by applicable Law, which may be self-insurance to the extent permitted by applicable Law.

         Such insurance shall be written by financially responsible companies selected by the applicable Loan Party and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to Administrative Agent. Each policy referred to in this SECTION 9.5 shall provide that it will not be canceled, amended, or reduced except after not less than thirty (30) days' prior written notice to Administrative Agent and shall also provide that the interests of Administrative Agent and the Lenders shall not be invalidated or reduced by any act, omission or negligence of any Loan Party. Borrower will advise Administrative Agent promptly of any policy cancellation, reduction, or amendment. For purposes hereof, the term "PERIL" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke, and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

                  (b) Borrower will cause each insurance recovery (other than any portion of an insurance recovery payable to a landlord to repair or replace Property leased by Borrower or any of its Subsidiaries) paid to it or any other Loan Party by any insurance company to be deposited promptly with Administrative Agent as security for the Obligations if a Default has then occurred and is continuing.

                  (c) If a Default shall have occurred and be continuing, Borrower will cause all proceeds of insurance paid to it or any other Loan Party on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be paid directly to Administrative Agent to be applied against or held as security for the Obligations, at the election of Administrative Agent and the Required Lenders.

         Section 9.6 INSPECTION RIGHTS. Each of the Loan Parties will, and will cause each of its Subsidiaries to, permit representatives and agents of Administrative Agent and each Lender, during normal business hours and upon reasonable notice to Borrower, to examine, copy, and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations, and financial condition with its officers and independent certified public accountants. Borrower will authorize its accountants in writing (with a copy to Administrative Agent) to comply with this SECTION 9.6. Administrative Agent or its representatives may, at any time and from time to time at


CREDIT AGREEMENT - Page 53

Borrower's expense, conduct field examinations and audits of the Collateral and of other matters pertaining to Borrower and its Subsidiaries for such purposes as Administrative Agent or any Lender may reasonably request PROVIDED that so long as no Default has occurred and continues to exist no more than two such field examinations shall be conducted during any calendar year.

         Section 9.7 KEEPING BOOKS AND RECORDS. Borrower will, and will cause each other Loan Party to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         Section 9.8 COMPLIANCE WITH LAWS. Borrower will, and will cause each other Loan Party to, comply in all material respects with all applicable laws (including, without limitation, all Environmental Laws), rules, regulations, orders, and decrees of a material nature of any Governmental Authority or arbitrator other than any such laws, rules, regulations, orders, and decrees contested by appropriate actions or proceedings diligently pursued, if adequate reserves in conformity with GAAP and satisfactory to Administrative Agent are established with respect thereto and except for unintentional violations which could not reasonably be expected to have a Material Adverse Effect with respect to any such Loan Party.

         Section 9.9 COMPLIANCE WITH AGREEMENTS. Borrower will, and will cause each other Loan Party to, comply with all agreements, contracts, and instruments binding on it or affecting its properties or business other than such noncompliance which could not reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

         Section 9.10 FURTHER ASSURANCES.

                  (a) FURTHER ASSURANCE. Borrower will, and will cause each other Loan Party to, execute and deliver pursuant to this clause (a) such further documentation and take such further action as may be reasonably requested by Administrative Agent to carry out the provisions and purposes of the Loan Documents.

                  (b) SUBSIDIARY JOINDER. Within ten (10) days after the end of each Fiscal Quarter, Borrower shall cause each Domestic Subsidiary created or acquired during the Fiscal Quarter then ending to execute and deliver to Administrative Agent a Joinder Agreement and such other documentation as Administrative Agent may require to cause such Domestic Subsidiary to evidence, perfect, and otherwise implement the guaranty and/or security for repayment of the Obligations contemplated by this Agreement, the Subsidiary Guaranty, and any applicable Security Document.

                  (c) REMAINING SUBSIDIARIES. In the event any Non-Granting Domestic Subsidiary is not merged or consolidated with or into Borrower or a Wholly-Owned Granting Domestic Subsidiary or is not dissolved within sixty (60) days after the Closing Date (each such Subsidiary a "REMAINING SUBSIDIARY"), Borrower shall promptly (i) cause each Remaining Subsidiary to execute and deliver to Administrative Agent a Subsidiary Guaranty, Security Agreements, and/or a Joinder Agreement (as applicable) and such other documentation as


CREDIT AGREEMENT - Page 54

         Administrative Agent may reasonably request to cause such Remaining Subsidiary to evidence, perfect or otherwise implement the guarantee and security for the repayment and performance of the Obligations contemplated by the Subsidiary Guaranty and the Security Agreements in form and substance satisfactory to the Administrative Agent and (ii) deliver or cause to be delivered to Administrative Agent the stock certificates representing all the issued and outstanding Capital Stock of the Remaining Subsidiaries, in each case accompanied by instruments of transfer or stock powers executed in blank (as appropriate), or registration of Administrative Agent's Lien, in form and substance satisfactory to Administrative Agent (in the case of book entry securities).

         Section 9.11 ERISA. With respect to each Plan, Borrower will, and will cause each other Loan Party to, comply with all minimum funding requirements and all other material requirements of ERISA, if applicable, so as not to give rise to any liability which could reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

         Section 9.12 UNIFIED CASH MANAGEMENT SYSTEM. If required by Administrative Agent, Borrower will, and will cause each of its Subsidiaries to maintain a unified cash management system and will ensure, and will cause each of its Subsidiaries to ensure, that all proceeds of all Collateral are (a) deposited directly, as received, into a collection account of Borrower or such Subsidiary (as applicable) and (b) on a daily basis after such deposit, transferred into a concentration account of Borrower or such Subsidiary (as applicable) maintained with a bank selected by Borrower and reasonably acceptable to Administrative Agent. If required by Administrative Agent, each of the Loan Parties will maintain in effect, and will cause each of its Subsidiaries to maintain in effect, an agreement governing each of its collection accounts and its concentration account in form and substance satisfactory to Administrative Agent with a depository bank satisfactory to Administrative Agent.

         Section 9.13 YEAR 2000 COMPLIANCE. Borrower will promptly notify Administrative Agent in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis.

                                   ARTICLE 10

                               NEGATIVE COVENANTS

         Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Revolving Commitment hereunder or any Letter of Credit remains outstanding, Borrower will perform and observe the following negative covenants:

         Section 10.1 DEBT. Borrower will not, and will not permit any other Loan Party to, incur, create, assume, or permit to exist any Debt, except:

                  (a) Debt to the Lenders pursuant to the Loan Documents;


CREDIT AGREEMENT - Page 55

                  (b) Debt described on SCHEDULE 8.9 hereto, and any extensions, renewals, or refinancings of such existing Debt so long as (i) the principal amount of such Debt after such renewal, extension, or refinancing shall not exceed the principal amount of such Debt which was outstanding immediately prior to such renewal, extension, or refinancing and (ii) such Debt shall not be secured by any assets other than assets securing such Debt, if any, prior to such renewal, extension, or refinancing;

                  (c) Debt of a Wholly-Owned Granting Domestic Subsidiary of Borrower owed to Borrower or another Wholly-Owned Granting Domestic Subsidiary of Borrower;

                  (d) Guaranties incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds, and other similar obligations including those of the type otherwise described in SECTION 10.2(f);

                  (e) Debt of Borrower or any Subsidiary of Borrower constituting purchase money Debt (including, without limitation, Capital Lease Obligations) incurred after the Closing Date not to exceed Five Million Dollars ($5,000,000) in the aggregate at any time outstanding secured by purchase money Liens permitted by SECTION 10.2(g);

                  (f) Debt constituting obligations to reimburse worker's compensation insurance companies for claims paid by such companies on Borrower's or any of its Subsidiaries' behalf in accordance with the policies issued to Borrower or such Subsidiary of Borrower;

                  (g) Debt secured by the Liens permitted by CLAUSES (d) and (e) of SECTION 10.2;

                  (h) unsecured Debt arising under, created by and consisting of Hedge Agreements, PROVIDED, (i) such Hedge Agreements shall have been entered into for the purpose of hedging actual risk and not for speculative purposes and (ii) that each counterparty to such Hedge Agreement shall be a Lender (or an Affiliate thereof) or shall be rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.; and

                  (i) Debt in addition to the Debt described in the foregoing CLAUSES (a) through (h) in an aggregate amount not exceeding Five Million Dollars ($5,000,000) in the aggregate principal amount at any one time outstanding.

         Section 10.2 LIMITATION ON LIENS AND RESTRICTIONS ON SUBSIDIARIES. Borrower will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following:

                  (a) Liens described on SCHEDULE 10.2 hereto, and any extensions, renewals, or refinancings of the Debt secured by such Liens as permitted under SECTION 10.1(b), PROVIDED that (i) no such Lien is expanded to cover any additional Property (other than after acquired title in or on such Property and proceeds of the existing collateral) after the Closing Date and


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


         (ii) no such Lien is spread to secure any additional Debt after the Closing Date other than Debt permitted by SECTION 10.1(b);

                  (b) Liens in favor of Administrative Agent, for the benefit of the Agents and each Lender pursuant to the Loan Documents;

                  (c) Encumbrances consisting of easements, zoning restrictions, or other restrictions on the use of real Property that do not (individually or in the aggregate) materially detract from the value of the real Property encumbered thereby or materially impair the ability of Borrower or any other Loan Party to use such real Property in their respective businesses;

                  (d) Liens for taxes, assessments, or other governmental charges (but excluding Environmental Liens or Liens under ERISA) that are not delinquent or which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP;

                  (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other similar statutory Liens securing obligations that are not overdue or are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established in accordance with GAAP and are incurred in the ordinary course of business;

                  (f) Liens resulting from deposits to secure payments of worker's compensation, unemployment insurance or other social security programs or to secure the performance of tenders, statutory obligations, leases, insurance contracts, surety, performance and appeal bonds, bids, and other contracts incurred in the ordinary course of business (other than for payment of Debt);

                  (g) Liens for purchase money obligations and Liens securing Capital Lease Obligations; PROVIDED that: (i) the Debt secured by any such Lien is permitted under SECTION 10.1(e) hereof; and (ii) any such Lien encumbers only the Property so purchased or leased;

                  (h) Any attachment or judgment Lien not constituting an Event of Default;

                  (i) Any interest or title of a licensor, lessor, or sublessor under any license or lease entered into in the ordinary course of business;

                  (j) Liens against equipment arising from precautionary UCC financing statement filings regarding operating leases entered into by Borrower or another Loan Party in the ordinary course of business; and


CREDIT AGREEMENT - Page 57


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                  (k) Nonconsensual Liens in favor of banking institutions
         arising as a matter of law and encumbering the deposits (including the right of set-off) held by such banking institutions in the ordinary course of business.

         Section 10.3 MERGERS, ACQUISITIONS, ETC. Borrower will not, and will not permit any other Loan Party to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the business or Property of any Person or all or a substantial part of the business or Property of a division or branch of a Person or Capital Stock of any Person, or wind-up, dissolve, or liquidate itself; PROVIDED that as long as no Default exists or would result therefrom and provided Borrower gives Administrative Agent and the Lenders prior written notice:

                  (i) A Subsidiary may wind-up, dissolve, or liquidate if (a) in the case of a Domestic Subsidiary, such Domestic Subsidiary's Property is transferred to Borrower or a Wholly-Owned Granting Domestic Subsidiary of Borrower and the Loan Party acquiring such Domestic Subsidiary's Property complies with its obligations under SECTION 9.10 simultaneously with such acquisitions, or (b) in the case of a Foreign Subsidiary, such Foreign Subsidiary's Property is transferred to Stringfield Limited, an Irish company.

                  (ii) Any Subsidiary of Borrower may merge or consolidate with Borrower (provided Borrower is the surviving entity) or with any Wholly-Owned Granting Domestic Subsidiary of Borrower, and any Foreign Subsidiary may merge or consolidate with or into Stringfield Limited, an Irish company (provided Stringfield Limited is the surviving entity); and

                  (iii) Borrower or any Domestic Subsidiary of Borrower may acquire any Person or all or a substantial part of the business or Property of a Person (or a division or branch thereof) provided that:
         (A) after giving pro forma effect to any such acquisition, no Default or Event of Default would exist; (B) any new Domestic Subsidiary formed or acquired in connection with such an acquisition shall contemporaneously therewith execute and delivery to Administrative Agent a Joinder Agreement and such Security Documents as Administrative Agent may require in its absolute discretion; (C) any acquisition of a Person must be of at least a sufficient interest in the Capital Stock of such Person to constitute such Person as a "Subsidiary" of Borrower; and (D) total cash and Debt (including, without limitation, cash, noncompete payments, consulting payments, earn-outs, and all Debt assumed, incurred or acquired) consideration for any such acquisition shall not exceed Forty Million Dollars ($40,000,000) and the total aggregate consideration for any such acquisition (including, without limitation, the value (determined as of the date of execution of a definitive agreement related thereto) of any Capital Stock and other equity given as consideration) shall not exceed One Hundred Million Dollars ($100,000,000).

         Section 10.4 RESTRICTED JUNIOR PAYMENTS. Borrower will not, and will not permit any other Loan Party to, directly or indirectly declare, order, pay, make, or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Loan Party now or hereafter outstanding; (b) any redemption, conversion, exchange, retirement, sinking fund, or similar payment, purchase, or other acquisition for value, direct or


CREDIT AGREEMENT - Page 58
indirect, of any shares of any class of Capital Stock of any Loan Party now or hereafter outstanding; or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares of any class of Capital Stock of any Loan Party now or hereafter outstanding except:

                  (i) Subsidiaries of Borrower may make, declare, and pay dividends and make other distributions with respect to their Capital Stock to Borrower or Wholly-Owned Granting Domestic Subsidiaries of Borrower;

                  (ii) Borrower may declare and pay dividends on any class of its Capital Stock payable solely in shares of Capital Stock of Borrower; and

                  (iii) Borrower may redeem stock, stock rights, options or similar rights from terminated or departing employees not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate in any Fiscal Year.

         Section 10.5 INVESTMENTS. Borrower will not, and will not permit any other Loan Party to, make or permit to remain outstanding any advance, loan, extension of credit, or capital contribution to or investment in any Person, or purchase or own any stocks, bonds, notes, debentures, or other Securities of any Person, or be or become a joint venturer with or partner of any Person (all the foregoing, herein "INVESTMENTS"), except:

                  (a) Borrower and its Subsidiaries may make equity investments in and may make loans to Subsidiaries of Borrower (in the case of loans, as permitted by SECTION 10.1) and may make the acquisitions permitted by SECTION 10.3(iii); PROVIDED that total investments in Foreign Subsidiaries shall never exceed Five Million Dollars ($5,000,000) in the aggregate at any time outstanding;

                  (b) readily marketable direct obligations of the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

                  (c) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the U.S. having capital and surplus in excess of One Hundred Million Dollars ($100,000,000);

                  (d) commercial paper of a domestic issuer and equity or debt Securities of a domestic issuer if at the time of purchase such paper or debt Securities of such issuer is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc. or any successor thereto and shares of any mutual fund company substantially all the assets of which consist of cash and the Investments of the type described in CLAUSE (c), CLAUSE
         (d), and this CLAUSE (e);

                  (e) advances to officers, directors, and employees for business expenses incurred in the ordinary course of business;


CREDIT AGREEMENT - Page 59

                  (f) if no Event of Default exists, Borrower and its Subsidiaries may make capital contributions to or investments in, or purchase any Capital Stock of, Borrower or a Wholly- Owned Granting Domestic Subsidiary of Borrower;

                  (g) Borrower and its Subsidiaries may acquire and own any Investments of any Person received in connection with the bankruptcy or reorganization of suppliers and customers and in connection with the settlement of delinquent obligations of, and disputes with, customers and suppliers arising in the ordinary course of business;

                  (h) extensions of trade credit in the ordinary course of business;

                  (i) Borrower and its Subsidiaries may make Investments in Persons operating within a related line of business as Borrower; PROVIDED, that the aggregate amount of any such Investments shall not exceed Twenty Million Dollars ($20,000,000); and

                  (j) Investments other than those described in CLAUSES (a)-(i) of this SECTION 10.5 if the aggregate amount thereof never exceeds Five Million Dollars ($5,000,000) at any time (determined based on the cost or outstanding principal amount thereof, as applicable, without regard to any write up or write down thereof).

         Section 10.6 LIMITATION ON ISSUANCE OF CAPITAL STOCK. Borrower will not permit any Subsidiary to, at any time issue, sell, assign, or otherwise dispose of: (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or
(c) any option, warrant, or other right to acquire any of its Capital Stock.

         Section 10.7 TRANSACTIONS WITH AFFILIATES. Borrower will not, and will not permit any other Loan Party to, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Borrower or such other Loan Party except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such other Loan Party's business and upon fair and reasonable terms no less favorable to Borrower or such other Loan Party than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of Borrower or such other Loan Party.

         Section 10.8 DISPOSITION OF ASSETS. Borrower will not, and will not permit any other Loan Party to, sell, lease, assign, transfer, or otherwise voluntarily dispose of: (a) any of its Receivables, provided, Borrower or any other Loan Party may sell up to thirty percent (30%) of its Receivables in any Fiscal Quarter; (b) any substantial portion of the consolidated assets of the Loan Parties; or (c) any other Property, other than dispositions of Inventory in the ordinary course of business.

         Section 10.9 LINES OF BUSINESS. Borrower will not, and will not permit any other Loan Party to engage in any line or lines of business activity other than the businesses in which they are engaged on the date hereof or a business reasonably related thereto.

         Section 10.10 LIMITATIONS ON RESTRICTIONS AFFECTING SUBSIDIARIES. Neither Borrower nor any other Loan Party shall enter into or assume any material agreement (other than the Loan Documents)


CREDIT AGREEMENT - Page 60
prohibiting the creation or assumption of any Lien upon its material properties or assets, whether now owned or hereafter acquired. Except as provided herein, Borrower will not, and will not permit any other Loan Party to, directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Loan Party to: (a) pay dividends or make any other distribution on any of such Loan Party's Capital Stock owned by any Loan Party; (b) pay any Debt owed to any Loan Party; (c) make loans or advances to any Loan Party; or (d) transfer any of its property or assets to any Loan Party.

         Section 10.11 ENVIRONMENTAL PROTECTION. Borrower will not, and will not permit any other Loan Party to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in compliance with applicable Environmental Laws,
(b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that in any material respect violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which Borrower or any other Loan Party would be responsible that could reasonably be expected to have a Material Adverse Effect with respect to any Loan Party.

         Section 10.12 ERISA. Borrower will not, and will not permit any other Loan Party to:

                  (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created; or

                  (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans.

                                   ARTICLE 11

                               FINANCIAL COVENANTS

         Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Revolving Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe the following financial covenants:

         Section 11.1 MAXIMUM LEVERAGE RATIO. As of the end of each Fiscal Quarter, Borrower shall not permit its Leverage Ratio to exceed 2.00 to 1.00.

         Section 11.2 MINIMUM EBITDA. As of the end of each Fiscal Quarter, Borrower shall not permit its EBITDA for such Fiscal Quarter to be less than zero dollars ($0).


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         Section 11.3 MINIMUM QUICK RATIO. As of the end of each Fiscal Quarter,
Borrower shall not permit the ratio of its cash and receivables as of the end of such Fiscal Quarter period to its current liabilities as of the end of such Fiscal Quarter to be less than 1.0 to 1.0.

                                   ARTICLE 12

                                     DEFAULT

         Section 12.1 EVENTS OF DEFAULT. Each of the following shall be deemed an "EVENT OF DEFAULT":

                  (a) Borrower shall fail to pay (i) when due any principal of, interest on or fees payable in respect of any Loan or any Reimbursement Obligation payable under any Loan Document or any part thereof or (ii) within two (2) days after the date Borrower receives written notice of the failure to pay when due, any other Obligation or any part thereof, or any indebtedness, liability, or obligation due to any Lender under any Hedge Agreement.

                  (b) Any representation, warranty, or certification made or deemed made by any Loan Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with any Loan Document shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (c) Any Loan Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in SECTION 9.1, ARTICLE 10 or ARTICLE 11 of this Agreement.

                  (d) Any Loan Party shall fail to perform, observe, or comply with any other agreement, or term contained in any Loan Document (other than covenants described in SECTIONS 12.1(a)-(c)) and such failure shall continue for a period of ten (10) days after the earlier of (i) the date Administrative Agent provides Borrower with notice thereof or
         (ii) the date Borrower should have notified Administrative Agent thereof in accordance with SECTION 9.1(f) hereof.

                  (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator, or the like of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "BANKRUPTCY CODE"), (iv) institute any proceeding or file a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vi) admit in writing its inability to, or be generally unable to pay its debts as such debts become due, or (vii) take any corporate action for the purpose of effecting any of the foregoing.


CREDIT AGREEMENT - Page 62

                  (f) A proceeding or case shall be commenced, without the application, approval or consent of the applicable Loan Party in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement, or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator, or the like of such Loan Party or of all or any substantial part of its Property, or (iii) similar relief in respect of such Loan Party under any Law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or an order for relief against any Loan Party shall be entered in an involuntary case under the Bankruptcy Code.

                  (g) Any Loan Party shall fail within a period of thirty (30) days after the commencement thereof to discharge or obtain a stay of any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of One Million Dollars ($1,000,000) against any of its assets or properties.

                  (h) A final judgment or judgments for the payment of money in excess of One Million Dollars ($1,000,000) in the aggregate (to the extent not paid or fully covered by insurance acknowledged by a carrier reasonably acceptable to Administrative Agent) shall be rendered by a court or courts against any Loan Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the relevant Loan Party shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt (beyond the period of grace, if any) if the aggregate principal amount of the affected Debt equals or exceeds Five Hundred Thousand ($500,000) (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof or any event shall have occurred with respect to any Debt in the aggregate principal amount equal to or in excess of Five Hundred Thousand ($500,000) that permits any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any prepayment thereof.

                  (j) This Agreement or any Security Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Loan Party shall deny that it has any further liability or obligation under any of the Loan Documents or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of Administrative Agent) upon any of the Collateral purported to be covered thereby.


CREDIT AGREEMENT - Page 63


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                  (k) Any of the following events shall occur or exist with
         respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under
         Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under
         Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Administrative Agent subject Borrower or any of its Subsidiaries to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate could reasonably be expected to exceed One Million Dollars ($1,000,000).

                  (l) The occurrence of any event or condition which constitutes a Material Adverse Effect with respect to Borrower or any other Loan Party and thirty (30) days have passed since written notification thereof to Borrower by Administrative Agent (therein reasonably identifying such event or condition) without such event or condition having been remedied, cured or waived.

                  (m) a Change of Control shall occur.

         Section 12.2 REMEDIES. If any Event of Default shall occur and be continuing, Administrative Agent may (and if directed by Required Lenders, shall) do any one or more of the following:

                  (a) ACCELERATION. By notice to Borrower, declare all outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower except as where required by the specific terms of this Agreement or the other Loan Documents;

                  (b) TERMINATION OF REVOLVING COMMITMENTS. Terminate the Revolving Commitments, including, without limitation, the obligation of the Fronting Bank to issue Letters of Credit, without notice to Borrower or any other Loan Party;

                  (c) JUDGMENT. Reduce any valid claim to judgment;

                  (d) FORECLOSURE. Foreclose or otherwise enforce any Lien granted to Administrative Agent, for the benefit of the Agents and each Lender to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; and


CREDIT AGREEMENT - Page 64

                  (e) RIGHTS. Exercise any and all rights and remedies afforded by the laws of the State of California or any other jurisdiction governing any of the Loan Documents, by equity, or otherwise;

PROVIDED, HOWEVER, that, upon the occurrence of an Event of Default under SECTIONS 12.1(e) or SECTION 12.1(f), the Revolving Commitments of all of the Lenders, and the obligation of the Fronting Bank to issue Letters of Credit, shall automatically terminate and the outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower.

         Section 12.3 CASH COLLATERAL. If an Event of Default shall have occurred and be continuing, Borrower shall, if requested by Administrative Agent or the Required Lenders, pledge to Administrative Agent as security for the Obligations, pursuant to agreements in form and substance satisfactory to Administrative Agent, an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account by Administrative Agent without any right of withdrawal by Borrower.

         Section 12.4 PERFORMANCE BY ADMINISTRATIVE AGENT. Upon the occurrence of a Default, if any Loan Party shall fail to perform any agreement in accordance with the terms of the Loan Documents, Administrative Agent may, at the direction of the Required Lenders, perform or attempt to perform such agreement on behalf of such Loan Party. In such event, Borrower shall, at the request of Administrative Agent, promptly pay any amount expended by Administrative Agent or the Lenders in connection with such performance or attempted performance, to Administrative Agent at the Principal Office together with interest thereon at the Default Rate applicable to Base Rate Accounts from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agents nor any Lender shall have any liability or responsibility for the performance of any obligation of any Loan Party under any Loan Document.

         Section 12.5 SET-OFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being hereby expressly waived by Borrower), to set-off and apply any and all deposits (general, time, demand, provisional, or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under any Loan Document, irrespective of whether or not Administrative Agent or such Lender shall have made any demand under such Loan Documents and although such obligations may be unmatured. Each Lender agrees promptly to notify Borrower (with a copy to Administrative Agent) after any such set-off and application, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.


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         Section 12.6 CONTINUANCE OF DEFAULT. For purposes of all Loan
Documents, a Default shall be deemed to have continued and exist until Administrative Agent shall have actually received evidence satisfactory to Administrative Agent that such Default shall have been remedied.

                                   ARTICLE 13

                              ADMINISTRATIVE AGENT

         Section 13.1 APPOINTMENT, POWERS, AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes Bank of America to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in SECTION 13.5 and the first sentence of SECTION 13.6 shall include its Affiliates (including Banc of America Securities LLC) and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in the Loan Documents and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder;
(c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         Section 13.2 RELIANCE BY ADMINISTRATIVE AGENT. Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with SECTION
15.8. As to any matters not expressly provided for by this Agreement, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; PROVIDED, HOWEVER, that Administrative Agent shall not be required to take any action that exposes


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Administrative Agent to personal liability or that is contrary to any Loan
Document or applicable Law.

         Section 13.3 DEFAULTS. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless Administrative Agent has received written notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that Administrative Agent receives such a notice of the occurrence of a Default, Administrative Agent shall give prompt notice thereof to the Lenders. Administrative Agent shall take such action with respect to such Default as it shall deem appropriate or as shall reasonably be directed by the Required Lenders.

         Section 13.4 RIGHTS AS LENDER. With respect to its Revolving Commitment and the Loans made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of their respective Affiliates as if it were not acting as Administrative Agent, and Bank of America (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Loan Party or any of their respective Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 13.5 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED UNDER SECTION 14.1 OR SECTION 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF BORROWER UNDER SUCH SECTIONS) RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES, FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS'
FEES), OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER THAT MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ADMINISTRATIVE AGENT (INCLUDING BY ANY LENDER) IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTION TAKEN OR OMITTED BY ADMINISTRATIVE AGENT UNDER ANY LOAN DOCUMENT; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARE FOUND IN A FINAL, NON-APPEALABLE JUDGMENT RENDERED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND


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HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES,
PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE (BUT NOT THE GROSS NEGLIGENCE) OF SUCH PERSON. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (CALCULATED BASED ON THE COMMITMENT PERCENTAGES) OF ANY COSTS OR EXPENSES PAYABLE BY BORROWER UNDER
SECTION 14.1 TO THE EXTENT THAT ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH COSTS AND EXPENSES BY BORROWER. IN THE CASE OF AN INVESTIGATION, LITIGATION, OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 13.5 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY BORROWER, ITS DIRECTORS, SHAREHOLDERS, OR CREDITORS OR ANY PARTY ENTITLED TO INDEMNIFICATION HEREUNDER OR ANY OTHER PERSON AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED.

         Section 13.6 NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of their Affiliates that may come into the possession of any Agent or any of its Affiliates.

         Section 13.7 RESIGNATION OF ADMINISTRATIVE AGENT. Administrative Agent may resign as Administrative Agent at any time by giving notice thereof to the Lenders and Borrower. If Administrative Agent resigns under this Agreement, the Required Lenders shall appoint a successor administrative agent for the Lenders, which successor administrative agent shall be approved by Borrower. If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with the Lenders and Borrower, a successor administrative agent which shall be a commercial bank organized under the laws of the U.S. having combined capital and surplus of at least One Hundred Million Dollars ($100,000,000). Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers, and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers, and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this ARTICLE 13 and SECTION 14.1 and
SECTION 14.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was


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Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty
(30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor administrative agent as provided for above. Notwithstanding the foregoing, if Administrative Agent is also acting as the Fronting Bank, simultaneously with appointment of a successor administrative agent as provided herein such successor administrative agent shall assume all of the duties and obligations of the retiring Administrative Agent as the Fronting Bank pursuant to documentation in form and substance satisfactory to the retiring Administrative Agent.

         Section 13.8 ADMINISTRATIVE AGENT FEE. Borrower agrees to pay to Administrative Agent on the date hereof and on each anniversary of the date hereof the administrative fee described in that certain letter dated May 26, 1999 from Bank of America and the Banc of America Securities LLC to Borrower, as the same may be amended from time to time.

         Section 13.9 SEVERAL REVOLVING COMMITMENTS. The Revolving Commitments and other obligations of the Lenders under any Loan Document are several. The default by any Lender in making a Loan in accordance with its Revolving Commitment shall not relieve the other Lenders of their obligations under any Loan Document. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. No Lender shall be responsible for any act or omission of any other Lender.

                                   ARTICLE 14

                                  MISCELLANEOUS

         Section 14.1 EXPENSES. Borrower hereby agrees to pay promptly after presentation of supporting documentation without duplication: (a) all reasonable costs and expenses of Administrative Agent arising in connection with the preparation, negotiation, execution, and delivery of the Loan Documents and all amendments or other modifications to the Loan Documents, including, without limitation, the reasonable fees and expenses of legal counsel for Administrative Agent; (b) all reasonable fees, costs, and expenses of Administrative Agent or the Fronting Bank arising in connection with any Letter of Credit, including the Fronting Bank's customary fees for amendments, transfers, and drawings on Letters of Credit; (c) all reasonable costs and expenses of Administrative Agent in connection with any Default and the enforcement of any Loan Document or collection of the Obligations, including, without limitation, the fees and expenses of legal counsel for Administrative Agent; (d) all reasonable fees, costs, and expenses of any Lender arising in connection with an Event of Default and the enforcement of any Loan Document or collection of the Obligations during the continuance of an Event of Default; PROVIDED, HOWEVER, that all Lenders (other than Administrative Agent) shall be limited to the legal fees and expenses of one counsel for all Lenders unless such representation shall result in a conflict of interest, in which case Borrower shall pay the fees, costs, and expenses of as many counsel as necessary to avoid conflicts among the Lenders;
(e) all transfer, stamp, documentary, or other similar recording or filing taxes, assessments, or charges (including, without limitation, the Taxes and any penalties or interest) levied by any Governmental Authority in respect of any Loan Document or the transactions contemplated thereby; (f) all reasonable costs, expenses, assessments,


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and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or other Lien contemplated by any Loan Document; and (g) all other reasonable costs and expenses incurred by Administrative Agent in connection with any Loan Document. The fees and expenses of legal counsel for Administrative Agent that Borrower has agreed to pay hereunder include the fees and expenses of legal counsel for Administrative Agent arising in connection with advice given to Administrative Agent as to its rights and responsibilities hereunder.

         Section 14.2 INDEMNIFICATION. BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE LEAD ARRANGER, THE FRONTING BANK, AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) ANY BREACH BY ANY LOAN PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (B) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE ASSETS OF BORROWER OR ANY OTHER LOAN PARTY, (C) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT OR ANY PAYMENT OR FAILURE TO PAY WITH RESPECT TO ANY LETTER OF CREDIT,
(D) ANY AND ALL STAMP, FILING, OR SIMILAR TAXES (INCLUDING, WITHOUT LIMITATION, THE "TAXES" AND ANY INTEREST OR PENALTY) LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON ADMINISTRATIVE AGENT OR ANY LENDER IN RESPECT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY; PROVIDED THAT THE PERSON ENTITLED TO BE INDEMNIFIED UNDER THIS SECTION SHALL NOT BE INDEMNIFIED FROM OR HELD HARMLESS AGAINST ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, OR EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) FOUND IN A FINAL, NON-APPEALABLE JUDGMENT RENDERED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN OUT OF OR RESULTED FROM ITS GROSS NEGLIGENCE OR ITS WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS,


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DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS'
FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE (BUT NOT THE GROSS NEGLIGENCE) OF SUCH PERSON. IN THE CASE OF AN INVESTIGATION, LITIGATION, OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 14.2 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION, OR PROCEEDING IS BROUGHT BY BORROWER, ITS DIRECTORS, SHAREHOLDERS, OR CREDITORS OR ANY PARTY ENTITLED TO INDEMNIFICATION HEREUNDER OR ANY OTHER PERSON AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED.

         Section 14.3 LIMITATION OF LIABILITY. None of the Agents, any Lender, or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to Borrower, and, by the execution of the Loan Documents to which it is a party, each other Loan Party, hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential, remote, exemplary or punitive damages suffered or incurred by any Loan Party in connection with, arising out of, or in any way related to any of the Loan Documents, or any of the transactions contemplated by any of the Loan Documents.

         Section 14.4 NO DUTY. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by any of the Agents or any Lender shall have the right to act exclusively in the interest of the Agents and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Loan Party, any shareholders of any Loan Party, or any other Person.

         Section 14.5 NO FIDUCIARY RELATIONSHIP. The relationship between the Loan Parties on the one hand and the Agents and each Lender on the other is solely that of debtor and creditor, and neither any of the Agents nor any Lender has any fiduciary or other special relationship with any Loan Parties, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Loan Parties on the one hand and any of the Agents and each Lender on the other to be other than that of debtor and creditor.

         Section 14.6 EQUITABLE RELIEF. Borrower recognizes that in the event any Loan Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Agents and the Lenders. Borrower therefore agrees that the Agents and the Lenders, if Administrative Agent or the Required Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 14.7 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.


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The rights and remedies provided for in the Loan Documents are cumulative and not exclusive of any rights and remedies provided by Law.

         Section 14.8      SUCCESSORS AND ASSIGNS.

                  (a) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Borrower may not assign or transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of Administrative Agent and all of the Lenders.

                  (b) ASSIGNMENT. Each Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Revolving Commitment); PROVIDED, HOWEVER, that

                           (i) each such assignment shall be to an Eligible
                  Assignee. As used herein, "ELIGIBLE ASSIGNEE" means (A) a Lender; (B) an Affiliate of a Lender or, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as such Lender (herein a "RELATED FUND"); and (C) any other Person approved by Administrative Agent (such approval being not unreasonably withheld); PROVIDED, HOWEVER, that neither Borrower nor an Affiliate of Borrower shall qualify as an Eligible Assignee;

                           (ii) except in the case of an assignment to another
                  Lender or an assignment of all of a Lender's rights and obligations under this Agreement or an assignment by a Lender to one of its Related Funds, any such partial assignment shall be in an amount at least equal to Five Million Dollars ($5,000,000) and the assignee must have (after giving effect to such assignment) Revolving Commitments of at least Ten Million Dollars ($10,000,000);

                           (iii) the parties to such assignment shall execute
                  and deliver to Administrative Agent for its acceptance an Assignment and Acceptance, together with any Note subject to such assignment and a processing fee of $3,500.

         Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, Administrative Agent, and Borrower shall upon return of the assignor's notes, if any, make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the U.S. or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with
         SECTION 5.7.


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                  (c) REGISTER. Administrative Agent shall maintain at the
         Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note or Notes subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

                  (d) PARTICIPATIONS. Each Lender may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and its Loans); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in
         ARTICLE 5 (to the extent that the Lender selling such participation would have been entitled thereto) and the right of set-off contained in
         SECTION 12.5, and (iv) Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Loans and to approve any amendment, modification, waiver, or consent of any provision of any Loan Document (other than amendments, modifications, waivers, or consents of the types referred to in SECTION 14.11(a)).

                  (e) PLEDGE TO FEDERAL RESERVE. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (f) DELIVERY OF INFORMATION. Any Lender may furnish any information concerning any Loan Party in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject to such Persons agreeing to being bound by the provisions of SECTION 14.22.

         Section 14.9 SURVIVAL. All representations and warranties made in any Loan Document or in any document, statement, or certificate furnished in connection with any Loan Document shall survive the execution and delivery of the Loan Documents and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any


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other obligation of Borrower hereunder, the obligations under ARTICLE 5, SECTION
13.5, SECTION 14.1, and SECTION 14.2 shall survive repayment of the Notes and termination of the Revolving Commitments and the Letters of Credit.

         Section 14.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES THERETO.

         Section 14.11 AMENDMENTS AND WAIVERS. Any provision of any Loan Document may be amended or waived and any consent to any departure by any Loan Party therefrom may be granted if, but only if, such amendment, waiver, or consent is in writing and is signed by Borrower and the Required Lenders (and, if ARTICLE 13 or the rights or duties of Administrative Agent are affected thereby, by Administrative Agent); PROVIDED that no such amendment, waiver, or consent applicable to:

                  (a) a Loan, Letter of Credit, or Revolving Commitment which has the effect of:

                                    (i)  increasing such Revolving Commitment,

                                    (ii) reducing the principal of or rate of
                           interest on such Loan or any Reimbursement Obligation relating to such Letter of Credit or any fees or other amounts payable hereunder to Lenders generally with respect to such Loan, Letter of Credit, or Revolving Commitment,

                                    (iii) postponing any date fixed for the
                           payment of any scheduled installment of principal of or interest on such Loan or any Reimbursement Obligation relating to such Letter of Credit or any fees or other amounts payable hereunder with respect to such Loan, Letter of Credit, or Revolving Commitment or changing any optional or mandatory prepayment provision applicable to such Loan or Letter of Credit, or

                                    (iv) postponing any date fixed for
                           termination of such Revolving Commitment

         shall be effective unless also signed by each Lender holding (with respect to Letters of Credit either directly or through a participation under SECTION 2.7(a)) the Loan, Letter of Credit, or Revolving Commitment of the type being modified; and

                  (b) any change (including a waiver) in:


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                                    (i) the definition of Required Lenders or
                           the provisions of this SECTION 14.11; or

                                    (ii) the conditions specified in ARTICLE 7
                           hereof, or

                                    (iii) which has the effect of releasing any
                           Loan Party in a transaction which is not otherwise permitted hereby, or

                                    (iv) releases of all or substantially all of
                           the Collateral, or

                                    (v) releases of all or substantially all of
                           the Guaranties

         shall not be effective unless signed by all Lenders.

         Section 14.12     MAXIMUM INTEREST RATE.

                  (a) No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "CONTRACT RATE") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

                  (b) Notwithstanding anything to the contrary contained in any Loan Document, the interest and fees paid or agreed to be paid under the Loan Documents shall not exceed the Maximum Rate. If Administrative Agent or any Lender shall receive interest or a fee in an amount that exceeds the Maximum Rate, the excessive interest or fee shall be applied to the principal of the outstanding Obligations or, if it exceeds the unpaid principal, refunded to Borrower. In determining whether the interest or a fee contracted for, charged, or received by Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the so that interest for the entire term does not exceed the Maximum Rate.

         Section 14.13 NOTICES. All notices and other communications provided for in any Loan Document to which any Loan Party is a party shall be given or made in writing (except as otherwise permitted by SECTION 4.3) and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on SCHEDULE
14.13 or with respect to any Loan Party, at the "Address for Notices" specified below Borrower's name on SCHEDULE 14.13, or with respect to a Lender not a party to this Agreement on the Closing Date, in its Assignment and Acceptance, or, as to any party at such other address as shall be


CREDIT AGREEMENT - Page 75
designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in any Loan Document, all such communications shall be deemed to have been duly given when transmitted by telecopy (if prior to 5:00 p.m., San Francisco, California time, otherwise the next Business Day), subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, three (3) Business Days after being duly deposited in the mails, in each case given or addressed as aforesaid; PROVIDED, HOWEVER, notices to Administrative Agent pursuant to
SECTION 2.7 or SECTION 4.3 shall not be effective until received by Administrative Agent. Any agreement of Administrative Agent herein to receive certain notices by telephone or telecopy is solely for the convenience and at the request of Borrower. Administrative Agent, the Lenders, and the Fronting Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by Borrower to give such notice and none of Administrative Agent, any Lender, nor the Fronting Bank shall have any liability to Borrower or any other Person on account of any action taken or not taken by Administrative Agent, any Lender, or the Fronting Bank in reliance upon such telephonic or telecopy notice. The obligation of Borrower to repay the Loans and pay the Reimbursement Obligations shall not be affected in any way or to any extent by any failure of Administrative Agent, any Lender, or the Fronting Bank to receive written confirmation of any telephonic or telecopy notice or the receipt by Administrative Agent, any Lender, or the Fronting Bank of a confirmation which is at variance with the terms understood by Administrative Agent, such Lender, or the Fronting Bank to be contained in such telephonic or telecopy notice.

         Section 14.14 GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE U.S. ANY ACTION OR PROCEEDING AGAINST BORROWER UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY CALIFORNIA STATE COURT OR FEDERAL COURT LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO. BORROWER IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14.13 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY ANY LOAN PARTY AGAINST ANY OF THE AGENTS OR ANY LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN SAN FRANCISCO, CALIFORNIA.


CREDIT AGREEMENT - Page 76

         Section 14.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 14.16 SEVERABILITY. Any provision of any Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of such Loan Document and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 14.17 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 14.18 CONSTRUCTION. Borrower, each Loan Party (by its execution of the Loan Documents to which it is a party), the Agents, and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

         Section 14.19 INDEPENDENCE OF COVENANTS. All covenants under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 14.20 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY OF THE AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         Section 14.21 CONFIDENTIALITY. Each Lender agrees to keep confidential any information obtained by it from any Loan Party or its agents or representatives pursuant hereto and the other Loan Documents identified as confidential in writing at the time of delivery in accordance with such Lender's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's officers, directors, employees, representatives, attorneys, agents, or affiliates who are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from any source or as such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by Law, regulation, subpoena, or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to Borrower unless such notice is legally prohibited) or requested or required by bank regulators or auditors or any administrative body,


CREDIT AGREEMENT - Page 77
commission, or other Governmental Authority to whose jurisdiction such Lender may be subject, (d) to assignees or participants or potential assignees or participants or to professional advisors or direct or indirect contractual counter parties in swap agreements provided in each case such Person agrees to be bound by the provisions of this SECTION 14.22, (e) to the extent required in connection with any litigation between any Loan Party and any Lender with respect to the Loans or this Agreement and the other Loan Documents, (f) to rating agencies, their employees, representatives, attorneys, agents, or affiliates who are advised of the confidential nature of such information, and
(g) with Borrower's prior written consent.


CREDIT AGREEMENT - Page 78

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      PEREGRINE SYSTEMS, INC.


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

Revolving Commitment:                 BANK OF AMERICA, N.A.,
$10,000,000.00                        as Administrative Agent and as a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

Revolving Commitment:                 BANKBOSTON, N.A.,
$10,000,000.00                        as Syndication Agent and as a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


CREDIT AGREEMENT

                                   EXHIBIT "A"

                             FORM OF REVOLVING NOTE

                                 REVOLVING NOTE


$______________                                                    July___, 1999

         FOR VALUE RECEIVED, the undersigned, PEREGRINE SYSTEMS, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of ________________________ (the "LENDER"), at the Principal Office of the Administrative Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of _______________________________ NO/100 DOLLARS ($_____________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrower hereby authorizes the Lender to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; PROVIDED, HOWEVER, that the failure to make such notation with respect to any such Revolving Loan or payment shall not limit or otherwise affect the obli gations of the Borrower under the Credit Agreement or this Revolving Note.

         This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement dated as of July 30, 1999, among the Borrower, the Lender, the other lenders party thereto (collectively with the Lender, the "LENDERS"), BankBoston, N.A., as syndication agent and Bank of America, N.A., as administrative agent for such lenders (the "ADMINISTRATIVE AGENT" and such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"), and evidences Revolving Loans made by the Lender thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note, unless otherwise defined herein, have the respective meanings assigned to them in the Credit Agreement.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Except for any notices expressly required by the Loan Documents, the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                          PEREGRINE SYSTEMS, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   EXHIBIT "B"

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                            ASSIGNMENT AND ACCEPTANCE

                              Dated _________, 1999


         Reference is made to the Credit Agreement dated as of July 30, 1999, among PEREGRINE SYSTEMS, INC., a Delaware corporation (the "BORROWER"), the lenders named therein (the "LENDERS"), BankBoston, N.A., as syndication agent, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT" and such Credit Agreement, as it may be amended, restated or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement). This Assignment and Acceptance is being executed pursuant to SECTION 14.8 of the Credit Agreement.

     _________________________________ (the "ASSIGNOR") and ________________
(the "ASSIGNEE") agree as follows:

          1. (a) The Assignor hereby sells and assigns to the Assignee without recourse, representation or warranty except as specifically set forth herein, and the Assignee hereby purchases and assumes from the Assignor as of the Effective Date (as defined below), a ___________% interest in and to all the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents (including, without limitation, such percentage interest in the Revolving Commitment of the Assignor on the Effective Date and such percentage interest in the Letter of Credit Liabilities (including participations purchased pursuant to the Credit Agreement) held by and Loans owing to, the Assignor outstanding on the Effective Date together with such percentage interest in all unpaid interest and fees accrued from the Effective Date relating thereto).

               (b) After giving effect to the foregoing assignment, Assignor's and Assignee's Revolving Commitments and Letter of Credit Liabilities shall be as follows:

               ASSIGNOR:

               Revolving Commitment               $____________________
               Letter of Credit Liabilities       $____________________

               ASSIGNEE

               Revolving Commitment               $____________________
               Letter of Credit Liabilities       $____________________


ASSIGNMENT AND ACCEPTANCE - Page 1

               (c) After giving effect to the foregoing assignment, Assignor's and Assignee's Loans shall be as follows:

               ASSIGNOR:

               Loans                              $____________________

               ASSIGNEE

               Loans                              $____________________

          2. The Assignor (i) represents that as of the date hereof, its Revolving Commitment is $_____________, the outstanding Letter of Credit Liabilities (including participations purchased pursuant to the Credit Agreement) held by it is $____________ and the outstanding principal balance of its Loans is $_____________ (all as unreduced by any assignments which have not yet become effective); (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Loan Party or the performance or observance by the Borrower or any other Loan Party of any of their obligations under the Credit Agreement or any other Loan Document; and (iv) attaches the Revolving Note held by Assignor and requests that the Administrative Agent exchange such Revolving Note for new Revolving Notes payable to the order of
               (A) Assignee in amounts equal to the Revolving Commitments assumed by the Assignee pursuant hereto and the outstanding principal amount of the Loans assigned to Assignee pursuant hereto, as applicable, and (B) the Assignor in amounts equal to the Revolving Commitments and Loans retained by the Assignor under the Credit Agreement, as specified above.

          3. The Assignee (i) represents and warrants that it is legally authorized to enter in this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 9.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is eligible to be an Assignee; (v) appoints and authorizes the Administrative Agent to take such action


ASSIGNMENT AND ACCEPTANCE - Page 2
               on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty].1

          4. The effective date for this Assignment and Acceptance shall be _______________, 19__ (the "EFFECTIVE DATE").2 Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

          5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

          6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Note for periods prior to the Effective Date directly between themselves.

          7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          8. This Assignment and Acceptance may be executed in any number of counterparts and on telecopy counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



---------------------

     1 If the Assignee is organized under the laws of a jurisdiction outside the United States.

     2 Such date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Administrative Agent and Borrower.


ASSIGNMENT AND ACCEPTANCE - Page 3

                                           [NAME OF ASSIGNOR]


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           [NAME OF ASSIGNEE]


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


ACCEPTED BY:

BANK OF AMERICA, N.A.
as Administrative Agent


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


PEREGRINE SYSTEMS, INC.


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

ASSIGNMENT AND ACCEPTANCE - Page 4

                                   EXHIBIT "C"

                         FORM OF COMPLIANCE CERTIFICATE











COMPLIANCE CERTIFICATE - Page 1

                             COMPLIANCE CERTIFICATE


         The undersigned, duly appointed and acting president or chief financial officer (as the case may be) of PEREGRINE SYSTEMS, INC. ("BORROWER"), being duly authorized, hereby delivers this Compliance Certificate to BANK OF AMERICA, N.A., as administrative agent ("ADMINISTRATIVE AGENT"), pursuant to SECTION 9.1(c) of that certain Credit Agreement dated as of July 30, 1999, among Borrower, Administrative Agent, BankBoston, N.A., as Syndication Agent, and the other Lenders party thereto (as such agreement may be amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement, wherever used herein, shall have the same meanings as are prescribed by the Credit Agreement.

         1. The Borrower hereby delivers to Administrative Agent [check as applicable]: ___ the audited fiscal year end financial statements required by
SECTION 9.1(a); or ___ the quarterly financial statements required by SECTION 9.1(b); dated as of _____________, ____. Such financial statements are complete and correct in all material respects and have been prepared in accordance with GAAP (except, in the case of the quarterly financial statements, for the omission of footnotes) applied consistently throughout the periods reflected therein.

         2. The undersigned hereby states that, to the best of his or her knowledge and based upon an examination sufficient to enable an informed statement [check as applicable]:

         / /      No Default or Event of Default exists as of the date hereof.

         / / One or more Defaults or Events of Default have occurred or exist as of the date hereof. Included within EXHIBIT "A" attached hereto is a written description specifying each such Default or Event of Default, its nature, when it occurred, whether it is continuing as of the date hereof and the steps being taken by the Borrower with respect thereto. Except as so specified, no Default or Event of Default exists as of the date hereof.

         3. EXHIBIT "B" attached hereto sets forth the calculations necessary to establish the status of Borrower's compliance with the covenants contained in
SECTION 11.1 ("Maximum Leverage Ratio"), SECTION 11.2 ("Minimum EBITDA") and
SECTION 11.3 ("Minimum Quick Ratio") of the Credit Agreement as of the effective date of the financial statements referenced in PARAGRAPH 1 above.

         4. All of the information on the Schedules to the Credit Agreement is complete and accurate as of the date hereof except as set forth on EXHIBIT "C" hereto which sets forth the information required to make such Schedules complete and accurate after its acceptance by Administrative Agent and the Lenders in accordance with the terms of the Credit Agreement.


COMPLIANCE CERTIFICATE - Page 2

         Date of execution of Compliance Certificate: __________, 1999.


                                            PEREGRINE SYSTEMS, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


COMPLIANCE CERTIFICATE - Page 3

                                   EXHIBIT "A"
                                       to
                             COMPLIANCE CERTIFICATE

                                      dated
                                 ________, 1999




The following is attached to and made a part of the above referenced Compliance Certificate.


                    [specify Defaults or Events of Defaults]












COMPLIANCE CERTIFICATE - Page 4

                                   EXHIBIT "B"
                                       to
                             COMPLIANCE CERTIFICATE

                                      dated
                                 _________, 1999


The following is attached to and made a part of the above referenced Compliance Certificate.


                      [insert calculations and information]











COMPLIANCE CERTIFICATE - Page 5

                                   EXHIBIT "C"
                                       to
                             COMPLIANCE CERTIFICATE

                                      dated
                                 _________, 1999




The following is attached to and made a part of the above referenced Compliance Certificate.

         [Attach information regarding Schedules, including information required to update the Schedules]


COMPLIANCE CERTIFICATE - Page 6

                                   EXHIBIT "D"

                           FORM OF SUBSIDIARY GUARANTY









SUBSIDIARY GUARANTY - Page 1

                               SUBSIDIARY GUARANTY

         This SUBSIDIARY GUARANTY (this "SUBSIDIARY GUARANTY"), dated as of July __, 1999, is executed and delivered by each of the undersigned Subsidiaries and any Subsidiary who may become a party hereto pursuant to the execution and delivery of a Joinder Agreement (each a "GUARANTOR" and collectively, the "GUARANTORS"), to and in favor of Administrative Agent (as defined below).

         A. PEREGRINE SYSTEMS, INC. ("BORROWER"), a Delaware corporation, has entered into that certain Credit Agreement dated as of July 30, 1999, among Borrower, the lenders party thereto (individually a "LENDER" and collectively, the "LENDERS"), BankBoston, N.A. , as syndication agent, and BANK OF AMERICA, N.A., as administrative agent ("ADMINISTRATIVE AGENT") for itself and the other Lenders and as the Fronting Bank (such Credit Agreement, as it may be amended, restated or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT"; capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement).

         B. The execution of this Subsidiary Guaranty is required by the Credit Agreement and is a condition to the Lenders making extensions of credit available to Borrower and the Fronting Bank issuing Letters of Credit for the account of Borrower thereunder.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Guarantors and any Guarantor hereafter added hereto pursuant to a Joinder Agreement, hereby irrevocably, unconditionally and jointly and severally guarantees to the Administrative Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Subsidiary Guaranty being upon the following terms:

         1. The term "GUARANTEED INDEBTEDNESS", as used herein means all of the "Obligations", as defined in the Credit Agreement and shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; PROVIDED that, notwithstanding anything to the contrary contained in this Subsidiary Guaranty, the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the greatest amount that would not render such Guarantor's indebtedness, liabilities or obligations hereunder subject to avoidance under Sections 544, 548 or 550 of the United States Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; PROVIDED, FURTHER, that, for purposes of the immediately preceding clauses, it shall be presumed that the Guaranteed Indebtedness for each Guarantor hereunder does not equal or exceed any aggregate amount which would render such Guarantor's indebtedness, liabilities or obligations hereunder subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to but without limiting the generality of the foregoing sentence, the provisions of this Subsidiary Guaranty are severable and, in any legally binding action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity, if the indebtedness, liabilities or obligations of any Guarantor hereunder


SUBSIDIARY GUARANTY - Page 2
would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its indebtedness, liabilities or obligations hereunder, then, notwithstanding any other provision of this Subsidiary Guaranty to the contrary, the amount of such indebtedness, liabilities or obligations shall, for purposes of determining such Guarantor's obligations under this Subsidiary Guaranty, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

         2. Each Guarantor under this Subsidiary Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the "RELATED GUARANTIES") which contain a contribution provision similar to that set forth in this paragraph 2, together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Subsidiary Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made by a Guarantor under this Subsidiary Guaranty or a guarantor under a Related Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, MULTIPLIED BY (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Subsidiary Guaranty and the Related Guaranties in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "ADJUSTED MAXIMUM AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Subsidiary Guaranty and the Related Guaranties, in each case determined in accordance with the provisions hereof and thereof; PROVIDED THAT, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder or under any similar provision contained in a Related Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Subsidiary Guaranty and the Related Guaranties (including, without limitation, in respect of this paragraph 2 or any similar provision contained in a Related Guaranty). The amounts payable as contributions hereunder and under similar provisions in the Related Guaranties shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 or any similar provision contained in a Related Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or under a Related Guaranty. Each Contributing Guarantor under a Related Guaranty is a third party beneficiary to the contribution agreement set forth in this paragraph 2.


SUBSIDIARY GUARANTY - Page 3

         3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Administrative Agent, any Lender or any other party, or which any Guarantor may have against Borrower, Administrative Agent, any Lender or any other party, shall be available to, or shall be asserted by, any Guarantor against Administrative Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         4. If a Guarantor becomes liable for any indebtedness owing by Borrower to Administrative Agent or any Lender by endorsement or otherwise, other than under this Subsidiary Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and Lenders may ever have against such Guarantor. The exercise by Administrative Agent and Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Administrative Agent and Lenders without notice or demand in lawful currency of the United States of America and it shall not be necessary for Administrative Agent or any Lender, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Administrative Agent and any Lender with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Administrative Agent and any Lender hereunder, all rights of such Guarantor against Borrower, any other guarantor or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness.

         6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Administrative Agent or any Lender.

         7. Each Guarantor hereby waives all suretyship defenses and agrees that its obligations under this Subsidiary Guaranty shall not be released, discharged, diminished, impaired, reduced, or


SUBSIDIARY GUARANTY - Page 4
affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness;
(c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Administrative Agent or any Lender to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(h) any payment by Borrower or any other party to Administrative Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Administrative Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Administrative Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense (other than payment and performance in full) available to, or discharge of, Borrower or any Guarantor.

         8. Each Guarantor represents and warrants to Administrative Agent and Lenders as follows:

                  (a) All representations and warranties in the Credit Agreement relating to it are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date or to the extent that a fact, event or circumstance has occurred that makes such representation or warranty untrue but which is not prohibited to occur or exist (or which does not cause an Event of Default) under the Loan Documents.

                  (b) The value of the consideration received and to be received by it as a result of Borrower, Administrative Agent and Lenders entering into the Credit Agreement and its executing


SUBSIDIARY GUARANTY - Page 5
and delivering this Subsidiary Guaranty and the other Loan Documents to which it is a party is reasonably worth at least as much as its liability and obligation hereunder and thereunder, and such liability and obligation and the Credit Agreement have benefitted and may reasonably be expected to benefit it directly or indirectly.

                  (c) It has, independently and without reliance upon Administrative Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

                  (d) It has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and it is not relying upon Administrative Agent or the Lenders to provide (and neither the Administrative Agent nor any Lender shall have any duty to provide) any such information to it either now or in the future.

         9. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any commitment under the Credit Agreement, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it.

         10. When an Event of Default exists, Administrative Agent and Lenders shall have the right to set-off and apply against this Subsidiary Guaranty or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding any account established by a Guarantor as a fiduciary for another party) or other sums at any time credited by or owing from Administrative Agent and Lenders to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Administrative Agent or any Lender shall have made any demand under this Subsidiary Guaranty. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of Administrative Agent and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Administrative Agent or any Lender may have.

         11. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; EXCEPT THAT prior to occurrence of an Event of Default, a Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business. After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other


SUBSIDIARY GUARANTY - Page 6

Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of Administrative Agent and the Lenders and shall forthwith be paid to Administrative Agent without affecting the liability of any Guarantor under this Subsidiary Guaranty and may be applied by Administrative Agent against the Guaranteed Indebtedness in accordance with the Credit Agreement. Upon the request of Administrative Agent, a Guarantor shall execute, deliver, and endorse to Administrative Agent such documentation as Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Subsidiary Guaranty and with respect to a Guarantor, the term "SUBORDINATED INDEBTEDNESS" means all indebtedness, liabilities, and obligations of Borrower or any other Loan Party other than such Guarantor (Borrower and such Loan Parties herein the "DEBTORS") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

                  (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Administrative Agent or any Lender presently exist or are hereafter created or attached. Without the prior written consent of Administrative Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash. Administrative Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

                  (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Subsidiary Guaranty.

         12. Except for modifications made pursuant to the execution and delivery of a Joinder Agreement (which only needs to be signed by each Subsidiary party thereto), no amendment or


SUBSIDIARY GUARANTY - Page 7
waiver of any provision of this Subsidiary Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and Required Lenders except as otherwise provided in the Credit Agreement. No failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         14. This Subsidiary Guaranty is for the benefit of Administrative Agent and the Lenders and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Subsidiary Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns.

         15. Each Guarantor recognizes that Administrative Agent and the Lenders are relying upon this Subsidiary Guaranty and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Subsidiary Guaranty and the other Loan Documents to which each Guarantor is a party is a material inducement to Administrative Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Subsidiary Guaranty or any other Loan Document to which it is a party.

         16. Any notice or demand to any Guarantor under or in connection with this Subsidiary Guaranty or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrower in accordance with the notice provisions in the Credit Agreement.

         17. The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Administrative Agent and Lenders in connection with the administration, enforcement, or collection of this Subsidiary Guaranty.

         18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Subsidiary Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Subsidiary Guaranty.


SUBSIDIARY GUARANTY - Page 8

         19. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and each Guarantor agrees that Administrative Agent and the Lenders may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Subsidiary Guaranty.

         20. THIS SUBSIDIARY GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS SUBSIDIARY GUARANTY IS INTENDED BY EACH GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS SUBSIDIARY GUARANTY, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS SUBSIDIARY GUARANTY. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS.

         21. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         EXECUTED as of the date first above written.

                                  GUARANTORS:

                                  ----------------------------------------------

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------







SUBSIDIARY GUARANTY - Page 9

                                   EXHIBIT "E"

                            FORM OF JOINDER AGREEMENT







JOINDER AGREEMENT - Page 1

                                JOINDER AGREEMENT
                     (Subsidiary of Peregrine Systems, Inc.)


         This JOINDER AGREEMENT (the "AGREEMENT") dated as of ___________, ______, is executed by the undersigned (the "SUBSIDIARY") for the benefit of BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, herein the "ADMINISTRATIVE AGENT") for the Lenders party to the hereafter identified Credit Agreement and for the benefit of such Lenders in connection with that certain Credit Agreement dated as of July 30, 1999 among Administrative Agent, PEREGRINE SYSTEMS, INC., BankBoston, N.A., as Syndication Agent, and the other Lenders from time to time party thereto (as amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

                                    RECITALS:

         The Subsidiary is a Domestic Subsidiary and is required to execute this Agreement pursuant to the terms of the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary hereby agrees as follows:

         1. The Subsidiary assumes all the obligations of a "Guarantor" under that certain Pledge and Security Agreement dated as of July __, 1999, by and among each Domestic Subsidiary, Administrative Agent and other parties who from time to time may become party thereto (as amended, the "SECURITY AGREEMENT") and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Security Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, the Subsidiary hereby assigns, pledges and grants to Administrative Agent a security interest in all of its right, title and interest in and to the Subsidiary's Collateral (as defined in the Security Agreement) to secure the Obligations (as defined in the Security Agreement) under the terms of the Security Agreement.

         2. SCHEDULES 1.1, 3.1, 3.2, 3.3, and 3.5 of the Security Agreement are hereby amended to add the information relating to the Subsidiary set out on SCHEDULES 1.1, 3.1, 3.2, 3.3, and 3.5 hereto. The Subsidiary hereby confirms that the representations and warranties set forth in the Security Agreement applicable to it and its Collateral and the representations and warranties set forth in the Credit Agreement applicable to it and its Collateral are true and correct in all material respects after giving effect to such amendment to the Schedules.

         3. In furtherance of its obligations under SECTION 4.2 of the Security Agreement, the Subsidiary agrees to execute and deliver to the Administrative Agent (i) appropriately completed UCC financing statements naming the Subsidiary as debtor and the Administrative Agent as secured party and describing its Collateral and (ii) such other documentation as the Administrative Agent may require to protect and perfect the Liens created by the Security Agreement, as modified hereby.


JOINDER AGREEMENT - Page 2

         4. The Subsidiary hereby assumes all the obligations of a "Guarantor" under that certain Subsidiary Guaranty, dated as of July 30, 1999, executed by each Domestic Subsidiary party thereto in favor of the Administrative Agent and the Lenders (as amended, the "SUBSIDIARY GUARANTY") and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Subsidiary Guaranty as if it had been an original signatory thereto. In accordance with the foregoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Subsidiary irrevocably and unconditionally guarantees to the Administrative Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Subsidiary Guaranty) upon the terms and conditions set forth in the Subsidiary Guaranty.

         5. This Agreement shall be deemed to be part of, and a modification to, the Security Agreement and the Subsidiary Guaranty and shall be governed by all the terms and provisions of the Security Agreement and the Subsidiary Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of the Subsidiary enforceable against the Subsidiary. The Subsidiary hereby waives notice of Administrative Agent's or any Lender's acceptance of this Agreement.

         IN WITNESS WHEREOF, the Subsidiary has executed this Agreement as of the day and year first written above.

                                          SUBSIDIARY:


                                          -------------------------------------


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------
















JOINDER AGREEMENT - Page 3

                                                   Schedule 1.1
                                                        TO
                                                 JOINDER AGREEMENT

                                                  PLEDGED SHARES


                                     Description of Each
                                       Class and Series                        Number of          Number of
Name     State of Incorporation        (If Applicable)        Par Value      Issued Shares      Pledged Shares     Certificate No.
----     ----------------------        ---------------        ---------      -------------      --------------     ---------------

















Schedule 1.1, Solo Page

                                  SCHEDULE 3.1
                                       TO
                                JOINDER AGREEMENT

                                    LOCATIONS


            Address                                   Landlord/Mortgagee
            -------                                   ------------------

I.  PRINCIPAL PLACE OF BUSINESS




II.  OTHER LOCATIONS






Schedule 3.1, Solo Page

                                  SCHEDULE 3.2
                                       TO
                                JOINDER AGREEMENT

                   DEPOSIT, COMMODITY, AND SECURITIES ACCOUNTS







Schedule 3.2, Solo Page

                                  SCHEDULE 3.3
                                       TO
                                JOINDER AGREEMENT

                TRADE AND OTHER NAMES; TAX IDENTIFICATION NUMBER

I.  Trade and Other Names:




II.  United States Income Tax Identification Number:












Schedule 3.3, Solo Page

                                                       SCHEDULE 3.5
                                                            TO
                                                     JOINDER AGREEMENT

                                                   INTELLECTUAL PROPERTY


                                                         COPYRIGHTS
====================================================================================================================================
 Owner of Record    Country of Registration       Copyright         Applications     Registration or      Expiration        Title
                                                                   or Registration     Filing Date           Date
                                                                         No.
================== =========================  ==================  ================= =================  ================  ===========

================== =========================  ==================  ================= =================  ================  ===========




                                                      COPYRIGHT LICENSES
==================================================================================================================================
       Name of Agreement                             Patent                                 Date of Agreement
==================================  ========================================  ====================================================

==================================  ========================================  ====================================================




                                                           PATENTS
==========================================================================================================================
     Owner of Record After                                                  Application or   Registration or   Issue Date
Assignment Agreements are Filed  Country of Origin   Patent Identification  Registration No.    Filing Date    (if known)
===============================  ==================  =====================  ================ ===============  ============

===============================  ==================  =====================  ================ ===============  ============





                        ===============
                        Expiration Date

                        ===============

                        ===============




                                                       PATENT LICENSES
==================================================================================================================================
    Name of Agreement               Patent                                Date of Agreement
==========================  =============================  =======================================================================

==========================  =============================  =======================================================================



Schedule 3.5, Page 1 of 2


                                                         TRADEMARKS
===================================================================================================================================
                                                                                    Application or       Filing        Expiration
    Owner of Record        Country of Registration            Trademark            Registration No.       Date            Date
======================  =============================  ========================  ==================== =============  ==============
======================  =============================  ========================  ==================== =============  ==============





                      ================================================
                                            Goods
                       ===============================================






                                                      TRADEMARK LICENSES
====================== =====================================  ====================================================================
   Name of Agreement                     Parties                                    Date of Agreement
====================== =====================================  ====================================================================
====================== =====================================  ====================================================================




Schedule 3.5, Page 2 of 2

                                 REVOLVING NOTE


$10,000,000.00                                                     July 30, 1999

         FOR VALUE RECEIVED, the undersigned, PEREGRINE SYSTEMS, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of BANK OF AMERICA, N.A. (the "LENDER"), at the Principal Office of the Administrative Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrower hereby authorizes the Lender to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; PROVIDED, HOWEVER, that the failure to make such notation with respect to any such Revolving Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Revolving Note.

         This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement dated as of July 30, 1999, among the Borrower, the Lender, the other lenders party thereto (collectively with the Lender, the "LENDERS"), BankBoston, N.A., as syndication agent and Bank of America, N.A., as administrative agent for such lenders (the "ADMINISTRATIVE AGENT" and such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"), and evidences Revolving Loans made by the Lender thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note, unless otherwise defined herein, have the respective meanings assigned to them in the Credit Agreement.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Except for any notices expressly required by the Loan Documents, the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                             PEREGRINE SYSTEMS, INC.


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                 REVOLVING NOTE


$10,000,000.00                                                     July 30, 1999

         FOR VALUE RECEIVED, the undersigned, PEREGRINE SYSTEMS, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of BANKBOSTON, N.A. (the "LENDER"), at the Principal Office of the Administrative Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrower hereby authorizes the Lender to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; PROVIDED, HOWEVER, that the failure to make such notation with respect to any such Revolving Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Revolving Note.

         This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement dated as of July 30, 1999, among the Borrower, the Lender, the other lenders party thereto (collectively with the Lender, the "LENDERS"), BankBoston, N.A., as syndication agent and Bank of America, N.A., as administrative agent for such lenders (the "ADMINISTRATIVE AGENT" and such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"), and evidences Revolving Loans made by the Lender thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note, unless otherwise defined herein, have the respective meanings assigned to them in the Credit Agreement.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Except for any notices expressly required by the Loan Documents, the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                             PEREGRINE SYSTEMS, INC.


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                          PLEDGE AND SECURITY AGREEMENT
                            (Peregrine Systems, Inc.)

         THIS PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 30, 1999, is between PEREGRINE SYSTEMS, INC., a Delaware corporation ("DEBTOR"), and BANK OF AMERICA, N.A. as Administrative Agent for the Lenders referred to below (in such capacity, the "SECURED PARTY").

                                R E C I T A L S:

         A. Debtor has entered into that certain Credit Agreement dated as of July 30, 1999, with the lenders party thereto (each individually a "LENDER" and collectively, the "LENDERS"), BankBoston, N.A., as Syndication Agent, and Secured Party, as Administrative Agent for the Lenders (such agreement as it may be amended, restated or otherwise modified from time to time is referred to herein as the "CREDIT AGREEMENT").

         B. The execution and delivery of this Agreement is required by the Credit Agreement as a condition to the Lenders' obligations under the Credit Agreement.

         C. Terms defined in the Credit Agreement, and not otherwise defined herein, are used herein with their meanings so defined.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, and in order to induce Secured Party and the Lenders to make Loans and issue Letters of Credit pursuant to the Credit Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

                  "ACCOUNT" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all rights of Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance; (b) all accounts receivable of Debtor; (c) all rights of Debtor to receive any payment of money or other form of consideration; (d) all security pledged, assigned, or granted to or held by Debtor to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing; (f) all rights of Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale; and (g) all rights to brokerage commissions.


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 1

                  "AMENDMENT" means any amendment of this Agreement between Debtor and Secured Party required hereby or entered into pursuant to the terms of the Credit Agreement, including, without limitation, any amendment in the form of EXHIBIT A hereto.

                  "CAPITAL STOCK" means corporate stock and any and all shares, partnership interests, equity interests, rights, securities or other equivalent evidences of ownership (however designated) issued by any entity (whether a corporation, partnership, limited liability company, limited partnership or other type of entity).

                  "CHATTEL PAPER" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor.

                  "COLLATERAL" has the meaning specified in SECTION 2.1 of this Agreement.

                  "COPYRIGHT LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to use any Copyright, including, without limitation, the agreements identified on
         SCHEDULE 3.5.

                  "COPYRIGHTS" means all of the following: (a) all copyrights, works protectable by copyright, copyright registrations, and copyright applications, including, without limitation, those identified on
         SCHEDULE 3.5; (b) all renewals, extensions, and modifications thereof;
         (c) all income, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor.

                  "COPYRIGHT SECURITY AGREEMENT" means a copyright security agreement to be executed and delivered by Debtor to Secured Party, substantially in the form of EXHIBIT B hereto and otherwise in form and substance satisfactory to Secured Party, for the purpose of recording such agreement with any copyright office of a Governmental Authority, as such agreement may be amended, restated, or otherwise modified from time to time.

                  "DEPOSIT ACCOUNTS" means any and all deposit accounts, certificates of deposit, or other bank accounts now owned or hereafter acquired or opened by Debtor, and any account which is a replacement or substitute for any of such accounts including, without limitation, those deposit accounts identified on SCHEDULE 3.2.

                  "DOCUMENT" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all documents of title and all receipts covering, evidencing, or representing goods now owned or hereafter acquired by Debtor.

                  "EQUIPMENT" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all machinery, furniture, trailers, rolling stock, vessels, aircraft, and


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 2 vehicles now owned or hereafter acquired by Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

                  "FINANCIAL ASSETS" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC.

                  "FIXTURES" means any "fixtures," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and in any event shall include, without limitation, all plant fixtures, business fixtures, other fixtures, and storage office facilities, wherever located, and all additions and accessions thereto and replacements therefor.

                  "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all of Debtor's Intellectual Property together with all of Debtor's trade secrets, proprietary information, customer lists, designs, and inventions; (b) all of Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, and all rights of Debtor to retrieve data and other information from third parties; (c) all of Debtor's contract rights (including, without limitation, all of Debtor's right, title, and interest in and to the Loan Documents), which include, without limitation, (i) all rights of Debtor to receive moneys due and to become due under or pursuant to such agreements, (ii) all rights of Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to such agreements, (iii) all claims of Debtor for damages arising out of or for breach of or default under such agreements, (iv) all rights of Debtor to terminate such agreements, to perform thereunder, and to compel performance and otherwise exercise all rights and remedies thereunder, and (v) any rights to Liens securing Pledged Collateral, Accounts, or obligations arising under any Loan Document, (d) all rights or interests of Debtor in any partnership or joint venture; (e) all rights of Debtor to payment under letters of credit and similar agreements; (f) all tax refunds and tax refund claims of Debtor; (g) all choses in action and causes of action of Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor; (h) all rights and claims of Debtor under warranties and indemnities; and (i) all rights of Debtor under any insurance, surety, or similar contract or arrangement, including, without limitation, all claims under governmental health care programs and claims under private insurance to which Debtor is entitled or which have been assigned to it.

                  "INSTRUMENT" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange, and trade acceptances, whether now owned or hereafter acquired by Debtor.

                  "INTELLECTUAL PROPERTY" means the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses.


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 3

                  "INVENTORY" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all goods and other personal property that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials; (c) all wrapping, packaging, advertising, and shipping materials; (d) all goods that have been returned to, repossessed by, or stopped in transit by Debtor; and (e) all Documents evidencing any of the foregoing.

                  "INVESTMENT PROPERTY" means any "investment property" as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired: (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on SCHEDULE 3.2); (d) any commodity contract; and (e) any commodity account (including, without limitation, those identified on SCHEDULE 3.2).

                  "OBLIGATIONS" means and includes the "Obligations" as such term is defined in the Credit Agreement.

                  "PATENT LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to use any invention on which a Patent is in existence, including, without limitation, the agreements identified on SCHEDULE 3.5.

                  "PATENTS" means any and all of the following: (a) all patents, patent applications, and patentable inventions, including, without limitation, those identified on SCHEDULE 3.5, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor.

                  "PATENT SECURITY AGREEMENT" means a patent security agreement to be executed and delivered by Debtor to Secured Party, substantially in the form of EXHIBIT C hereto and otherwise in form and substance satisfactory to Secured Party, for the purpose of recording such agreement with any copyright office of a Governmental Authority, as such agreement may be amended, restated, or otherwise modified from time to time.

                  "PLEDGED COLLATERAL" means the Pledged Shares and the Instruments evidencing the obligations of Subsidiaries to Debtor described in SECTION 2.1(c).

                  "PLEDGED SHARES" means the Capital Stock identified on
         SCHEDULE 1.1 attached hereto, which constitutes 100% of the Capital Stock of each of the direct Domestic Subsidiaries of


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 4

         Debtor and 65% of the Capital Stock of each of the direct Foreign Subsidiaries of Debtor, or on SCHEDULE 1 to an Amendment (all of which shall not, in any event, except as described in Section 6.7 of the Credit Agreement or an Amendment hereto, include more than 65% of the Capital Stock of any direct Foreign Subsidiary).

                  "PROCEEDS" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         SCHEDULE 3.5.

                  "TRADEMARKS" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those identified in SCHEDULE 3.5; (b) all reissues, extensions, and renewals thereof; (c) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "TRADEMARK SECURITY AGREEMENT" means a trademark security agreement to be executed and delivered by Debtor to Secured Party, substantially in the form of EXHIBIT D hereto and otherwise in form and substance satisfactory to Secured Party, for the purpose of recording such agreement with any copyright office of a Governmental Authority, as such agreement may be amended, restated, or otherwise modified from time to time.

                  "UCC" means the Uniform Commercial Code as in effect in the State of California and/or any other jurisdiction the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Collateral.


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 5

         Section 1.2 OTHER DEFINITIONAL PROVISIONS. References to "Sections," "subsections," "Exhibits," and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                    ARTICLE 2

                                SECURITY INTEREST

         Section 2.1 SECURITY INTEREST. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing lien on and security interest in, all of Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (the "COLLATERAL"):

         (a)      all Accounts;

         (b)      all Chattel Paper;

         (c) all Instruments, including, without limitation, or in addition, all instruments evidencing indebtedness from time to time owed to Debtor by any Person, and all interest, cash, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such Instruments;

         (d)      all General Intangibles;

         (e)      all Documents;

         (f)      all Equipment;

         (g)      all Fixtures;

         (h)      all Inventory;

         (i) all Financial Assets and Investment Property, including, without limitation, or in addition, the following:


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 6

                  (1) all of the Pledged Shares and the certificates (if any) representing the Pledged Shares, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

                  (2) all additional Capital Stock from time to time owned or acquired by Debtor in any manner, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such Capital Stock; provided, except as otherwise provided in Section 6.7 of the Credit Agreement or an Amendment hereto, no more than 65% of the Capital Stock of a Foreign Subsidiary shall be required to be pledged and no Capital Stock owned by a Foreign Subsidiary shall be required to be pledged; and

         (j) all of Debtor's Deposit Accounts and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts, and other earnings, profits, or other Proceeds from time to time representing, evidencing, deposited into, or held in the Deposit Accounts;

         (k) all other goods and personal property of Debtor of any kind or character, whether tangible or intangible, including, without limitation, any and all rights in and claims under insurance policies, judgments and rights thereunder, and tort claims; and

         (l) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing CLAUSES (a) THROUGH (k).

         Section 2.2 DEBTOR REMAINS LIABLE. Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under such documentation, (c) Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) Secured Party shall not be obligated to perform any of the obligations of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         To induce Secured Party and the Lenders to enter into this Agreement and the Credit Agreement, Debtor represents and warrants as follows:

         Section 3.1 LOCATION OF EQUIPMENT, FIXTURES, AND INVENTORY; THIRD PARTIES IN POSSESSION. All of the Equipment, Fixtures and Inventory are located in the jurisdictions and at the places


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 7 specified in SCHEDULE 3.1. SCHEDULE 3.1 correctly identifies the landlords or mortgagees, if any, of each location identified in SCHEDULE 3.1. Except for the Persons identified on SCHEDULE 3.2, no Person other than Debtor and Secured Party has possession of any of the Collateral. None of the Collateral other than the Pledged Collateral has been located in any location within the past six (6) months other than as set forth on SCHEDULE 3.1.

         Section 3.2 DEPOSIT, COMMODITY, AND SECURITIES ACCOUNTS. SCHEDULE 3.2 correctly identifies all deposit, commodity, and securities accounts owned by Debtor and the institutions holding such accounts. No Person other than Debtor has control over any Investment Property.

         Section 3.3 OFFICE LOCATIONS; FICTITIOUS NAMES; TAX I.D. NUMBER. The principal place of business and the chief executive office of Debtor is identified on SCHEDULE 3.1. SCHEDULE 3.1 also sets forth all other places where Debtor keeps its books and records and all other locations where Debtor has a place of business. Debtor does not do business and has not done business during the past five (5) years under any trade-name or fictitious business name except as disclosed on SCHEDULE 3.3. Debtor's United States Federal Income Tax Identification Number is set forth on SCHEDULE 3.3.

         Section 3.4 DELIVERY OF COLLATERAL. Except as provided by SECTION 4.3, Debtor has delivered to Secured Party all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein. All certificates of title evidencing Equipment have been delivered to Secured Party to the extent required to perfect the security interest of Secured Party therein.

         Section 3.5 INTELLECTUAL PROPERTY. All of Debtor's Intellectual Property that is registered with or for which an application for registration has been filed with any Governmental Authority is identified on SCHEDULE 3.5, and such information is true, correct, and complete.

                                    ARTICLE 4

                                    COVENANTS

         Debtor covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment under the Credit Agreement, Debtor will perform and observe each of the following covenants:

         Section 4.1 ACCOUNTS. Debtor shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of Secured Party, Debtor shall not, except in the ordinary course of business and in no event when any Default exists, (a) grant any extension of time for any payment with respect to any of the Accounts beyond sixty (60) days after such payment's due date, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account unless the Account has been paid.


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         Section 4.2 FURTHER ASSURANCES; EXCEPTIONS TO PERFECTION. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents, and instruments and take such further action as Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, Debtor shall upon reasonable request by Secured Party (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time require, (b) take such action after the occurrence of a Default as Secured Party may request to permit Secured Party to have control over any Investment Property or any Deposit Account, (c) deliver to Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; EXCEPT that, prior to the occurrence of a Default, Debtor may:
(i) retain for collection in the ordinary course of business checks representing Proceeds of Accounts received in the ordinary course of business; (ii) retain any letters of credit received in the ordinary course of business; (iii) retain and utilize in the ordinary course of business all dividends and interest paid in respect to any of the Pledged Collateral or any other Investment Property; and (iv) retain any Documents received and further negotiated in the ordinary course of business, (d) deliver any and all certificates of title, applications for title or similar evidence of ownership of Equipment and cause Secured Party to be named as lienholder thereon, and (e) execute and deliver to Secured Party such other agreements, documents, and instruments as Secured Party may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Liens intended to be created by this Agreement or any other Loan Document.

         Section 4.3 THIRD PARTIES IN POSSESSION OF COLLATERAL. Debtor shall not permit any third Person (including any warehouseman, bailee, agent, consignee, or processor) to hold any Collateral, unless Debtor shall: (i) notify such third Person of the security interests created hereby; (ii) instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; and (iii) take all other actions Secured Party reasonably deems necessary to perfect and protect its and Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where such warehouseman, bailee, consignee, agent, processor, or other third Person is located (including the filing of financing statements in the proper jurisdictions naming the applicable third Person as debtor and Debtor as secured party and notifying the third Person's secured lenders of Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

         Section 4.4 CORPORATE CHANGES. Debtor shall not change its name, identity, corporate structure, or its United States Tax Identification Number in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by Secured Party to protect its Liens with the perfection and priority thereof required by the Loan Documents. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party not less than thirty (30) days prior written notice thereof and


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shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collat eral to be perfected with the priority required by the Loan Documents.

         Section 4.5 EQUIPMENT, FIXTURES, AND INVENTORY. Debtor shall keep the Equipment, Fixtures, and Inventory in (or in transit to) any of the jurisdictions specified on SCHEDULE 3.1 hereto or, upon not less than thirty
(30) days prior written notice to Secured Party, at such other places within the United States of America where all actions required to perfect Secured Party's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

         Section 4.6 WAREHOUSE RECEIPTS NON-NEGOTIABLE. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party.

         Section 4.7 VOTING RIGHTS; DISTRIBUTIONS, ETC. So long as no Event of Default shall have occurred and be continuing, Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers, and notifications) pertaining to any of the Pledged Collateral or any other Investment Property; PROVIDED, HOWEVER, that without the prior written consent of Secured Party no vote shall be cast or consent, waiver, or ratification given or action taken which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

         Section 4.8 TRANSFERS AND OTHER LIENS; ADDITIONAL INVESTMENTS. Except as provided otherwise by the Credit Agreement or this Agreement, Debtor agrees that it will (i) cause each issuer of any of the Pledged Collateral not to issue any Capital Stock, notes, or other securities or instruments in addition to or in substitution for any of the Pledged Collateral, (ii) pledge hereunder, immediately upon its acquisition thereof, any and all such Capital Stock, notes, or other securities or instruments, and (iii) promptly (and in any event within three (3) Business Days) deliver to Secured Party an Amendment, duly executed by Debtor, in respect of such Capital Stock, notes, or other securities or instruments, together with all certificates, notes, or other securities or instruments representing or evidencing the same. Debtor hereby (i) authorizes Secured Party to attach each Amendment to this Agreement, and (ii) agrees that all such Capital Stock, notes, or other securities or instruments listed on any Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Collateral.

         Section 4.9 INTELLECTUAL PROPERTY COVENANTS. If, before the Obligations are paid in full, Debtor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, Debtor shall give to Secured Party prompt written notice thereof, and shall execute and deliver, in form and substance satisfactory to Secured Party, a Copyright Security Agreement, Patent Security Agreement, or Trademark Security Agreement, as applicable, describing any such new Intellectual Property. Debtor shall (a) prosecute diligently any copyright, patent, or trademark application at any time pending which is necessary for the conduct of Debtor's business, (b) make application on all new copyrights, patents, and trademarks as reasonably deemed appropriate by Debtor, (c) preserve and maintain all rights in the Intellectual Property that is


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necessary for the conduct of Debtor's business, and (d) upon and after the occurrence and during the continuance of an Event of Default, use its reasonable efforts to obtain any consents, waivers, or agreements necessary to enable Secured Party to exercise its remedies with respect to the Intellectual Property. Debtor shall not, without the prior written consent of Secured Party, abandon any pending copyright, patent, or trademark application, or Copyright, Patent, Trademark, or any other Intellectual Property which is necessary for the conduct of Debtor's business.

         Section 4.10 DEPOSIT, COMMODITY, AND SECURITY ACCOUNTS. Debtor shall not open any new deposit, commodity, or securities account or otherwise utilize any such account other than the accounts identified on SCHEDULE 3.2 unless Debtor shall have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest therein to be perfected with the priority required by the Loan Documents. Prior to the occurrence and continuance of any Event of Default, Debtor may make purchases and sales of Investment Property or Financial Assets in accordance with the restrictions on investment set out in the Credit Agreement. After the occurrence and during the continuance of an Event of Default, Debtor shall not be authorized to make purchases and sales of the Investment Property or Financial Assets and Debtor shall take such steps as Secured Party may reasonably request to give Secured Party control over all Investment Property and Financial Assets. Debtor will not give any party control over any Investment Property or Financial Assets.

                                    ARTICLE 5

                             RIGHTS OF SECURED PARTY

         Section 5.1 POWER OF ATTORNEY. DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN AN EVENT OF DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FORE GOING, DEBTOR HEREBY GIVES SECURED PARTY THE POWER AND RIGHT ON BEHALF OF DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING UPON THE OCCURRENCE OF A DEFAULT WITHOUT NOTICE TO, OR THE CONSENT OF,
DEBTOR:

                  (a) to demand, sue for, collect, or receive, in the name of Debtor or in Secured Party's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;


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                  (b) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

                  (c) to notify post office authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor;

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct (Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by Debtor after the occurrence of a Default, Debtor shall promptly deliver such Proceeds to Secured Party with any necessary endorsements, and until such Proceeds are delivered to Secured Party, such Proceeds shall be held in trust by Debtor for the benefit of Secured Party and shall not be commingled with any other funds or property of Debtor); (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine;
         (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property (subject to the rights of third parties under pre-existing licenses); (xi) to endorse Debtor's name on all applications, documents, papers, and instruments necessary or desirable in order for Secured Party to use any of the Intellectual Property; (xii) to make, settle, compromise, or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary or desirable to protect, preserve, maintain, or realize upon the Collateral and Secured Party's security interest therein.


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         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL
BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION
7.11 HEREOF. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral not caused by Secured Party's gross negligence or willful misconduct and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.

         Section 5.2 ASSIGNMENT BY SECURED PARTY. Secured Party and each Lender may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to Secured Party or the Lenders, as applicable, herein or otherwise.

         Section 5.3 POSSESSION; REASONABLE CARE. Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of Secured Party, of any or all of the Collateral that Secured Party has a right to possess. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                    ARTICLE 6

                                     DEFAULT

         Section 6.1 RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Loan Document or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor or any other person, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may


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         enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations as provided in the Credit Agreement. Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and then or at any time thereafter, shall be applied in whole or in part by Secured Party against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus; PROVIDED that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.


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                  (c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. Debtor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this CLAUSE (c) and to receive the dividends, interest, and other distributions which it is entitled to receive hereunder.

                  (d) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (f) For purposes of enabling Secured Party to exercise its rights and remedies under this SECTION 6.1 and enabling Secured Party and its successors and assigns to enjoy the full benefits of the Collateral in each case as Secured Party shall be entitled to exercise its rights and remedies under this SECTION 6.1, Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, assign, license, or sublicense any of the Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors, assigns, and transferees of Secured Party.

         Section 6.2 PRIVATE SALES. Debtor recognizes that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither Secured Party nor the Lenders shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act, or under any applicable state


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securities laws, even if such issuer would agree to do so. Debtor further agrees to do or cause to be done, to the extent that Debtor may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees, or awards of any and all courts, arbitrators, or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense.

                                    ARTICLE 7

                                  MISCELLANEOUS

         Section 7.1 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party, and Secured Party may not appoint a successor as Secured Party except in accordance with the Credit Agreement.

         Section 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

         Section 7.4 NOTICES. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

         Section 7.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Section 7.6 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.


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         Section 7.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

         Section 7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 7.9 WAIVER OF BOND. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 SEVERABILITY. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 TERMINATION. If all of the Obligations shall have been paid and performed in full and all Commitments of Secured Party and the Lenders shall have expired or terminated, Secured Party shall, upon the written request of Debtor, execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement; notwithstanding anything to the contrary contained in this Agreement, if the payment of any amount of the Obligations is rescinded, voided or must otherwise be refunded by Secured Party or any Lender upon the insolvency, bankruptcy or reorganization of Debtor or any other Loan Party or otherwise for any reason whatsoever, then the security interests created by this Agreement will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made and such release and termination of such security interest had never been given.


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 17

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                         DEBTOR:

                                         PEREGRINE SYSTEMS, INC.


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         SECURED PARTY:

                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent for the Lenders


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


PLEDGE AND SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 18

                                  Schedule 1.1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                 PLEDGED SHARES


                                         Description of Each
                                           Class and Series                      Number of          Number of
Name         State of Incorporation        (If Applicable)        Par Value    Issued Shares     Pledged Shares(1)   Certificate No.
----         ----------------------        ---------------        ---------    -------------     --------------      ---------------





--------
(1) 100% for Domestic Subsidiaries; 65% for first tier Foreign Subsidiaries


Schedule 1.1, Solo Page

                                  SCHEDULE 3.1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                    LOCATIONS


            Address                                        Landlord/mortgagee
            -------                                        ------------------

I.  PRINCIPAL PLACE OF BUSINESS



II.  OTHER LOCATIONS






Schedule 3.1, Solo Page

                                  SCHEDULE 3.2
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                   DEPOSIT, COMMODITY, AND SECURITIES ACCOUNTS






Schedule 3.2, Solo Page

                                  SCHEDULE 3.3
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                TRADE AND OTHER NAMES; TAX IDENTIFICATION NUMBER

I.  Trade and Other Names:




II.  United States Income Tax Identification Number:












Schedule 3.3, Solo Page

                                  SCHEDULE 3.5
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY



                                                      COPYRIGHTS
===============================================================================================================================
     Owner of Record        Country of Registration       Copyright         Applications     Registration or      Expiration
                                                                           or Registration     Filing Date           Date
                                                                                 No.
========================== =========================  ==================  ================= =================  ================

========================== =========================  ==================  ================= =================  ================





                       =======================
                                Title
                       =======================

                       =======================




                                                   COPYRIGHT LICENSES
===================================================================================================================
            Name of Agreement                             Patent                         Date of Agreement
========================================  ===================================  ====================================

========================================  ===================================  ====================================




                                                         PATENTS
======================================================================================================================
         Owner of Record After                                                                   Application or
    Assignment Agreements are Filed        Country of Origin      Patent Identification         Registration No.
======================================= =======================  ========================  ==========================

======================================= =======================  ========================  ==========================




                          ====================================================================
                            Registration or          Issue Date            Expiration Date
                              Filing Date            (if known)
                          ===================  ======================= =======================

                          ===================  ======================= =======================



Schedule 3.5, Page 1 of 2


                                                      PATENT LICENSES
==============================================================================================================================
              Name of Agreement                            Patent                             Date of Agreement
==========================================  ====================================  ============================================

==========================================  ====================================  ============================================




                                                         TRADEMARKS
====================================================================================================================================
                                                                                      Application or       Filing        Expiration
    Owner of Record          Country of Registration            Trademark            Registration No.       Date            Date
========================  =============================  ========================  ==================== =============  =============

========================  =============================  ========================  ==================== =============  =============




                           ===========================

                                         Goods
                           ===========================

                           ===========================




                                                 TRADEMARK LICENSES
===================================================================================================================
             Name of Agreement                          Parties                         Date of Agreement
=========================================  ==================================  ====================================

=========================================  ==================================  ====================================



Schedule 3.5, Page 2 of 2

                                    EXHIBIT A
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                FORM OF AMENDMENT

         This Amendment, dated _______________, _____, is delivered pursuant to
SECTION 4.8 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated as of July __, 1999, between the undersigned and Bank of America, N.A. as Administrative Agent for the Lenders referred to therein (the "PLEDGE AND SECURITY AGREEMENT"), and that the Capital Stock, notes, or other securities or instruments listed on SCHEDULE 1 annexed hereto shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure payment and performance of all Obligations as provided in the Pledge and Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Pledge and Security Agreement.

                                      DEBTOR:

                                      PEREGRINE SYSTEMS, INC.


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                      SECURED PARTY:

                                      BANK OF AMERICA, N.A.,
                                      as Administrative Agent for the Lenders


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


Amendment to Pledge and Security Agreement - Solo Page


                                                    Schedule 1
                                                        to
                                    Amendment to Pledge and Security Agreement




                                                                                                     Number          Percentage
                                                 Stock              Par           Number of            of                Of
   Stock Issuer           Class of            Certificate          Value           Issued            Pledged         Outstanding
   ------------           --------            -----------          -----           ------            -------           Shares
                           Stock                No(s).                             Shares            Shares(1)         ------
                           -----                ------                             ------            ------




--------
(1) 100% for Domestic Subsidiaries; 65% for first tier Foreign Subsidiaries


Schedule 1 to Amendment to Pledge and Security Agreement, Solo Page

                                    EXHIBIT B
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                      FORM OF COPYRIGHT SECURITY AGREEMENT


                                  See attached.

                          COPYRIGHT SECURITY AGREEMENT
                            (Peregrine Systems, Inc.)

         THIS COPYRIGHT SECURITY AGREEMENT ("AGREEMENT") is between PEREGRINE SYSTEMS, INC., a Delaware corporation ("DEBTOR"), and BANK OF AMERICA, N.A. ("SECURED PARTY"), acting in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of July __, 1999 (as amended, restated, or otherwise modified, the "CREDIT AGREEMENT") among Debtor, Secured Party, BankBoston, N.A., as syndication agent and each of the "Lenders" party thereto.

                                R E C I T A L S:

         A. Debtor and Secured Party have entered into that certain Pledge and Security Agreement, dated as of June __, 1999 (as amended, restated, or otherwise modified, the "SECURITY AGREEMENT"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Copyrights and Copyright Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether presently existing or hereafter created or acquired:

                  (1) each Copyright, each registration of a Copyright ("COPYRIGHT REGISTRATION"), and each application for registration of a Copyright ("COPYRIGHT APPLICATION"), including, without limitation, each Copyright, Copyright Registration, and Copyright Application referred to in SCHEDULE 1 annexed hereto;

                  (2) each Copyright License, to the extent assignable, including, without limitation, each Copyright License referred to in
         SCHEDULE 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Copyright, Copyright Registration, Copyright Application, or Copyright License, including, without limitation, any Copyright, Copyright Registration, or Copyright License listed in SCHEDULE 1 annexed hereto, and any Copyright Registration issued pursuant to a Copyright Application referred to in
         SCHEDULE 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.


COPYRIGHT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 4

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ___ day of ____________, 1999.

                                           DEBTOR:

                                           PEREGRINE SYSTEMS, INC.,
                                           a Delaware corporation


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           SECURED PARTY:

                                           BANK OF AMERICA, N.A.,
                                           as Administrative Agent


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


COPYRIGHT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 5

                                 ACKNOWLEDGMENT

STATE OF ______________                     )
                                            )
COUNTY OF _____________                     )

         This instrument was acknowledged before me this __ day of _________, 1999, by ______________, as ___________ of Peregrine Systems, Inc., a Delaware corporation, on behalf of such company.


                                -------------------------------------
         {Seal}                 Notary Public in and for the State of
                                                                      ---------

My commission expires:
                      ---------------------




STATE OF ______________                     )
                                            )
COUNTY OF _____________                     )

         This instrument was acknowledged before me this __ day of __________, 1999, by _______________, as _____________ of Bank of America, N.A., on behalf of such bank.

                                -------------------------------------
         {Seal}                 Notary Public in and for the State of
                                                                      ---------

My commission expires:
                      ---------------------



COPYRIGHT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 6

                                   Schedule 1
                                  to Copyright
                               SECURITY AGREEMENT

                                   COPYRIGHTS


OWNER OF        COUNTRY OF        COPYRIGHT        APPLICATION OR      REGISTRATION        EXPIRATION       TITLE
RECORD          REGISTRATION                       REGISTRATION       OR FILING DATE           DATE
                                                        NO.
----------      ------------      ---------        --------------     --------------       ----------       -----





                               COPYRIGHT LICENSES


NAME OF AGREEMENT                           COPYRIGHT                               DATE OF AGREEMENT
-----------------                           ---------                               -----------------




COPYRIGHT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 7

                                    EXHIBIT C
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                        FORM OF PATENT SECURITY AGREEMENT


                                  See attached.


COPYRIGHT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 8

                            PATENT SECURITY AGREEMENT
                            (Peregrine Systems, Inc.)

         THIS PATENT SECURITY AGREEMENT ("AGREEMENT") is between PEREGRINE SYSTEMS, INC., a Delaware corporation ("DEBTOR"), and BANK OF AMERICA, N.A. ("SECURED PARTY"), acting in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of July __, 1999 (as amended, restated, or otherwise modified, the "CREDIT AGREEMENT") among Debtor, Secured Party, BankBoston, N.A., as syndication agent and each of the "Lenders" party thereto.

                                R E C I T A L S:

         A. Debtor and Secured Party have entered into that certain Pledge and Security Agreement, dated as of July __, 1999 (as amended, restated, or otherwise modified, the "SECURITY AGREEMENT"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Patents and Patent Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the "PATENT COLLATERAL"), whether presently existing or hereafter created or acquired:

                  (1) each Patent and each application for a Patent ("PATENT APPLICATION"), including, without limitation, each Patent and Patent Application referred to in SCHEDULE 1 annexed hereto, together with any reissues, continuations, divisions, modifications, substitutions or extensions thereof;

                  (2) each Patent License, to the extent assignable, including, without limitation, each Patent License referred to in SCHEDULE 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Patent or Patent License, including, without limitation, any Patent or Patent License referred to in SCHEDULE 1 annexed hereto, and any Patent issued pursuant to a Patent Application referred to in SCHEDULE 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.


PATENT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 9

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ___ day of July, 1999.

                                            DEBTOR:

                                            PEREGRINE SYSTEMS, INC.,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            SECURED PARTY:

                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

PATENT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 10

                                 ACKNOWLEDGMENT

STATE OF ______________                     )
                                            )
COUNTY OF _____________                     )

         This instrument was acknowledged before me this __ day of July, 1999, by ______________, as ___________ of Peregrine Systems, Inc., a Delaware corporation, on behalf of such company.



                                -------------------------------------
         {Seal}                 Notary Public in and for the State of
                                                                      ----------
My commission expires:
                      ---------------------




STATE OF ______________                     )
                                            )
COUNTY OF _____________                     )

         This instrument was acknowledged before me this __ day of July, 1999, by _______________, as _____________ of Bank of America, N.A., on behalf of such bank.


                                -------------------------------------
         {Seal}                 Notary Public in and for the State of
                                                                      ----------


My commission expires:
                      ---------------------


PATENT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 11

                                   Schedule 1
                                    to Patent
                               SECURITY AGREEMENT

                                     PATENTS


      OWNER OF           COUNTRY OF           PATENT          APPLICATION OR        REGISTRATION       ISSUE DATE      EXPIRATION
       RECORD              ORIGIN         IDENTIFICATION       REGISTRATION        OR FILING DATE      (IF KNOWN)          DATE
                                                                    NO.
=====================  ===============  =================== ===================  ==================  ===============  ==============

---------------------  ---------------  ------------------- -------------------  ------------------  ---------------  --------------

=====================  ===============  =================== ===================  ==================  ===============  ==============



                                 PATENT LICENSES


NAME OF AGREEMENT                     PATENT                                 DATE OF AGREEMENT
-----------------                     ------                                 -----------------






PATENT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 12

                                    EXHIBIT D
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                      FORM OF TRADEMARK SECURITY AGREEMENT


                                  See attached.













PATENT SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 13

                          TRADEMARK SECURITY AGREEMENT
                            (Peregrine Systems, Inc.)

         THIS TRADEMARK SECURITY AGREEMENT ("AGREEMENT") is between PEREGRINE SYSTEMS, INC., a Delaware corporation ("DEBTOR"), and BANK OF AMERICA, N.A. ("SECURED PARTY"), acting in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of July __, 1999 (as amended, restated, or otherwise modified, the "CREDIT AGREEMENT") among Debtor, Secured Party, BankBoston, N.A., as syndication agent and each of the "Lenders" party thereto.

                                R E C I T A L S:

         A. Debtor and Secured Party have entered into that certain Pledge and Security Agreement, dated as of July __, 1999 (as amended, restated, or otherwise modified, the "SECURITY AGREEMENT"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by Debtor's Trademarks, and Trademark Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether presently existing or hereafter created or acquired:

                  (1) each Trademark, trademark registration ("TRADEMARK REGISTRATION") and trademark application ("TRADEMARK APPLICATION"), including, without limitation, each Trademark, Trademark Registration and Trademark Application referred to in SCHEDULE 1 annexed hereto, together with the goodwill of the business symbolized thereby; and

                  (2) each Trademark License, to the extent assignable, including, without limitation, each Trademark License listed in
         SCHEDULE 1 annexed hereto; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademark, Trademark Registration, Trademark Application and Trademark License, including, without limitation, any Trademark, Trademark Registration and Trademark License referred to in SCHEDULE 1 annexed hereto, and any Trademark Registration issued pursuant to a Trademark Application referred to in SCHEDULE 1 annexed hereto; or (b) injury to the goodwill associated with any Trademark, Trademark Registration and Trademark Application.


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 14

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.




            [The remainder of this page is left intentionally blank.]









TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 15

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ___ day of July, 1999.

                                            DEBTOR:

                                            PEREGRINE SYSTEMS, INC.
                                            a Delaware corporation


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            SECURED PARTY:

                                            BANK OF AMERICA, N.A,
                                            as Administrative Agent


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 16

                                 ACKNOWLEDGMENT

STATE OF ______________                     )
                                            )
COUNTY OF _____________                     )

         This instrument was acknowledged before me this __ day of July, 1999, by ______________, as ___________ of Peregrine Systems, Inc., a Delaware corporation, on behalf of such company.



                                -------------------------------------
         {Seal}                 Notary Public in and for the State of
                                                                      ----------


My commission expires:
                      ---------------------



STATE OF TEXAS                              )
                                            )
COUNTY OF DALLAS                            )

         This instrument was acknowledged before me this __ day of July, 1999, by _______________, as _____________ of Bank of America, N.A., on behalf of such bank.


                                -------------------------------------
         {Seal}                 Notary Public in and for the State of
                                                                      ----------


My commission expires:
                      ---------------------


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 17

                                   Schedule 1
                                  to Trademark
                               SECURITY AGREEMENT

                               FEDERAL TRADEMARKS


       TRADEMARK            COUNTRY OF       FILE DATE       APPLICATION       REGISTRATION       REGISTRATION           STATUS
                           REGISTRATION                          NO.               DATE               NO.
======================== ================= ============== ================== =================  ================  ==================
------------------------ ----------------- -------------- ------------------ -----------------  ----------------  ------------------

======================== ================= ============== ================== =================  ================  ==================




                             STATE TRADEMARKS - NONE

                            TRADEMARK LICENSES - NONE


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 18

                          TRADEMARK SECURITY AGREEMENT
                            (Peregrine Systems, Inc.)

         THIS TRADEMARK SECURITY AGREEMENT ("AGREEMENT") is between PEREGRINE SYSTEMS, INC., a Delaware corporation ("DEBTOR"), and BANK OF AMERICA, N.A. ("SECURED PARTY"), acting in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of July 30, 1999 (as amended, restated, or otherwise modified, the "CREDIT AGREEMENT") among Debtor, Secured Party, BankBoston, N.A., as syndication agent and each of the "Lenders" party thereto.

                                R E C I T A L S:

         A. Debtor and Secured Party have entered into that certain Pledge and Security Agreement, dated as of July 30, 1999 (as amended, restated, or otherwise modified, the "SECURITY AGREEMENT"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by Debtor's Trademarks, and Trademark Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether presently existing or hereafter created or acquired:

                  (1) each Trademark, trademark registration ("TRADEMARK REGISTRATION") and trademark application ("TRADEMARK APPLICATION"), including, without limitation, each Trademark, Trademark Registration and Trademark Application referred to in SCHEDULE 1 annexed hereto, together with the goodwill of the business symbolized thereby; and

                  (2) each Trademark License, to the extent assignable, including, without limitation, each Trademark License listed in
         SCHEDULE 1 annexed hereto; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademark, Trademark Registration, Trademark Application and Trademark License, including, without limitation, any Trademark, Trademark Registration and Trademark License referred to in SCHEDULE 1 annexed hereto, and any Trademark Registration issued pursuant to a Trademark Application referred to in SCHEDULE 1 annexed


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 1 hereto; or (b) injury to the goodwill associated with any Trademark, Trademark Registration and Trademark Application.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.



            [The remainder of this page is left intentionally blank.]


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 2

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ___ day of July, 1999.

                                           DEBTOR:

                                           PEREGRINE SYSTEMS, INC.
                                           a Delaware corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           SECURED PARTY:

                                           BANK OF AMERICA, N.A,
                                           as Administrative Agent


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 3

                                 ACKNOWLEDGMENT

STATE OF ______________                     )
                                            )
COUNTY OF _____________                     )

         This instrument was acknowledged before me this __ day of July, 1999, by ______________, as ___________ of Peregrine Systems, Inc., a Delaware corporation, on behalf of such company.


                                   -------------------------------------
         {Seal}                    Notary Public in and for the State of
                                                                        --------


My commission expires:
                      ---------------------




STATE OF TEXAS                              )
                                            )
COUNTY OF DALLAS                            )

         This instrument was acknowledged before me this __ day of July, 1999, by _______________, as _____________ of Bank of America, N.A., on behalf of such bank.


                                   -------------------------------------
         {Seal}                    Notary Public in and for the State of
                                                                        --------


My commission expires:
                      ---------------------



TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 4

                                   Schedule 1
                                  to Trademark
                               SECURITY AGREEMENT

                               FEDERAL TRADEMARKS


                                                                      APPLICATION   REGISTRATION    REGISTRATION
              TRADEMARK                 COUNTRY NAME     FILE DATE      NUMBER          DATE           NUMBER         STATUS
===================================== ================ ============= ============= ============== ================= ===========
PEREGRINE SYSTEMS                     Australia        06-Oct-88     A496,832      06-Oct-88      A496,832          Registered
SERVICECENTER                         Australia        26-Apr-96     707348        26-Apr-96      707348            Registered
PEREGRINE SYSTEMS                     Austria          11-Oct-88     AM 4550/88    06-Feb-89      123787            Registered
PEREGRINE SYSTEMS                     Benelux          20-Jan-89     724277        01-Aug-89      455170            Renewed
APSYLOG                               Canada           24-Dec-96     832450        21-Apr-98      TMA493.410        Registered
APSYLOG                               Canada           24-Dec-96     832450                                         Filed
INTERNATIONAL SOFTWARE                Canada           20-Jun-96     815831        23-Sep-97      TMA482,810        Registered
SOLUTIONS
OPENSNA                               Canada           10-Jul-92     708838        09-Dec-94      436776            Registered
PEREGRINE SYSTEMS                     Canada           15-Nov-88     618954        18-Jan-91      378289            Registered
SERVICECENTER                         Canada           26-Apr-96     811112                                         Filed
SESSIONVIEW                           Canada           05-Nov-91     693036        29-Dec-95      452311            Registered
STATIONVIEW                           Canada                                                                        Proposed
THE IT ASSET MANAGEMENT               Canada           24-Dec-96     832451                                         Abandoned
COMPANY
PEREGRINE SYSTEMS                     China            09-Feb-89     8903876       10-Dec-89      506584            Registered
PEREGRINE SYSTEMS                     Denmark          20-Oct-88     07.296 1988   13-Jul-90      4659 1990         Registered
POLYPM/2                              Denmark          17-Jan-95     VA00.395      12-May-95      02.929.1995       Aband Inst
                                                                     199
OPEN ADMINISTRATOR                    European         01-Apr-96     76372                                          Withdrawn
                                      Community
PEREGRINE SYSTEMS                     European         01-Apr-96     76273                                          Published
                                      Community
PEREGRINE SYSTEMS                     European         01-Apr-96     76539                                          Published
SERVICECENTER                         Community
SERVICECENTER                         European         01-Apr-96     77156                                          Filed
                                      Community



TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 5


                                                                      APPLICATION   REGISTRATION    REGISTRATION
              TRADEMARK                 COUNTRY NAME     FILE DATE      NUMBER          DATE           NUMBER         STATUS
===================================== ================ ============= ============= ============== ================= ===========
STATIONVIEW                           European         01-Apr-96     76216         01-Apr-96      76216             Registered
                                      Community
INTERNATIONAL SOFTWARE                Fed. Republic of 24-Jun-96     39628354.3                                     Aband Inst
SOLUTIONS                             Germany
OPENSNA                               Fed. Republic of 14-Sep-92     P43518/9 Wz                                    Abandoned
                                      Germany
PEREGRINE SYSTEMS AND DESIGN          Fed. Republic of 23-Jan-89     P37511/9 Wz   12-Mar-90      1155670           Renewed
                                      Germany
SESSION VIEW                          Fed. Republic of 05-Nov-91     P42026/9 Wz   21-Jan-93      2028515           Registered
                                      Germany
SESSIONVIEW                           Fed. Republic of                                                              Proposed
                                      Germany
PEREGRINE SYSTEMS                     Finland          12-Jan-89     146/89        22-Apr-91      111544            Registered
INTERNATIONAL SOFTWARE                France           04-Jul-96                   13-Dec-96      96/632,919        Registered
SOLUTIONS
OPENSNA                               France           16-Sep-92     92434058      16-Sep-92      92434058          Registered
PEREGRINE SYSTEMS                     France           03-Feb-89     107979        03-Feb-89      1512787           Renewed
SESSION VIEW                          France           13-Dec-91     325072        13-Dec-91      1711904           Registered
SESSIONVIEW                           France                                                                        Proposed
PEREGRINE SYSTEMS                     Hong Kong        09-Aug-88     349/89        30-Apr-90      1187/1990         Registered
PEREGRINE SYSTEMS                     Italy            27-Jan-89     17252 C/89    27-Jan-89      553261            Renewed
OPENSNA                               Japan            16-Sep-92     4-185083      13-Mar-98      3369248           Registered
OPENSNA                               Japan            16-Sep-92     4-185,084     28-Apr-95      3038068           Registered
PEREGRINE SYSTEMS                     Japan            17-Nov-88     63-129444     29-Nov-91      2349251           Registered
PEREGRINE SYSTEMS                     Japan            30-Jun-98     55991/1998                                     Filed
SERVICECENTER
SERVICECENTER                         Japan            26-Apr-96     046959/1996                                    Aband Inst
SESSION VIEW                          Japan            26-Nov-91     3-121,838     31-Mar-94      2640568           Registered
SESSIONVIEW                           Japan                                                                         Proposed
STATIONVIEW                           Japan                                                                         Proposed
PEREGRINE SYSTEMS                     Norway           28-Dec-88     88.5911       02-Aug-90      142276            Registered
STATIONVIEW                           Norway                                                                        Proposed
PEREGRINE SYSTEMS                     Spain            20-Jan-89     1296663       04-May-90      1296663           Registered


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 6


                                                                      APPLICATION   REGISTRATION    REGISTRATION
              TRADEMARK                 COUNTRY NAME     FILE DATE      NUMBER          DATE           NUMBER         STATUS
===================================== ================ ============= ============= ============== ================= ===========
PEREGRINE SYSTEMS                     Sweden                                                                        Proposed
OPENSNA                               Switzerland      11-Sep-92     6667/1992.8   11-Sep-92      401248            Registered
PEREGRINE SYSTEMS                     Switzerland      23-Jan-89     599           23-Jan-89      369666            Registered
SESSION VIEW                          Switzerland      21-Nov-91     7824/1991.7                                    Abandoned
PEREGRINE SYSTEMS                     Taiwan                                                                        Proposed
PEREGRINE SYSTEMS                     Thailand                                                                      Proposed
INTERNATIONAL SOFTWARE                United Kingdom   25-Jun-96     2103760                                        Aband Inst
SOLUTIONS
OPENSNA                               United Kingdom   09-Jul-92     1506798                                        Abandoned
PEREGRINE SYSTEMS                     United Kingdom   09-Aug-88     1370984       09-Aug-88      1370984           Registered
SESSION VIEW                          United Kingdom   31-Oct-91     1481386                                        Abandoned
*AVAILABLE*                           United States of                                                              Unfiled
                                      America
APSYLOG                               United States of 18-Mar-96     75/073,691    23-Sep-97      2098819           Registered
                                      America
ASSETCENTER                           United States of 14-Apr-98     75/467,895                                     Allowed
                                      America
BRIDGE/ADMIN                          United States of 19-Feb-91     74/139,994    10-Dec-91      1667504           Cancelled
                                      America
BRIDGE/FASTLOAD                       United States of 26-Mar-92     74/259,415    08-Dec-92      1738149           Aband Inst
                                      America
BRIDGE/MONITOR                        United States of 13-Jan-92     74/237,326    22-Feb-94      1823960           Aband Inst
                                      America
BRIDGE/SNAPSHOT                       United States of 19-Feb-91     74/139,993    10-Dec-91      1667503           Cancelled
                                      America
CLIENTVIEW                            United States of 01-Oct-92     74/319,929                                     Abandoned
                                      America
COMMANYWHERE                          United States of 03-Feb-98     75/427,962                                     Allowed
                                      America
DBAID                                 United States of                                                              Proposed
                                      America
E.FLEET                               United States of 31-Jul-97     75/333,912                                     Filed
                                      America



TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 7


                                                                      APPLICATION   REGISTRATION    REGISTRATION
              TRADEMARK                 COUNTRY NAME     FILE DATE      NUMBER          DATE           NUMBER         STATUS
===================================== ================ ============= ============= ============== ================= ===========
FACILITYCENTER                        United States of 03-Jun-99     75/720,997                                     Filed
                                      America
FLEETANALYST                          United States of 24-Jul-96     75/139,320                                     Abandoned
                                      America
FLEETANYWHERE                         United States of 04-Aug-97     75/334,964                                     Allowed
                                      America
FLEETCENTRAL                          United States of                                                              Searched
                                      America
GLOBAL CONTROL                        United States of                                                              Searched
                                      America
GLOBAL DISCOVERY                      United States of                                                              Searched
                                      America
GLOBAL DISTRIBUTION                   United States of                                                              Searched
                                      America
INFRACENTER                           United States of                                                              Searched
                                      America
INFRATOOLS                            United States of                                                              Searched
                                      America
INTELLIFLEET                          United States of                                                              Searched
                                      America
INTERNATIONAL SOFTWARE                United States of 04-Jan-96     75/040,165    16-Jun-98      2166201           Registered
SOLUTIONS                             America
INTERNATIONAL SOFTWARE                United States of 04-Jan-96     75/040,165    16-Jun-98      2166201           Registered
SOLUTIONS                             America
IRPCENTER                             United States of                                                              Searched
                                      America
NETWORK EDGE                          United States of 01-Oct-92     74/319,926                                     Abandoned
                                      America
NTV                                   United States of                                                              Proposed
                                      America
NV/MONITOR                            United States of 24-Apr-92     74/268,838    29-Dec-92      1742921           Registered
                                      America
OFFICE TECHNICAL                      United States of 22-Jun-99     75/689,002                                     Filed
                                      America
OPEN ADMINISTRATOR                    United States of 19-Jan-95     74/623,035    17-Dec-96      2024487           Registered
                                      America
OPENSNA                               United States of 15-Jun-92     74/284,668    14-Dec-93      1811705           Registered
                                      America



TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 8


                                                                      APPLICATION   REGISTRATION    REGISTRATION
              TRADEMARK                 COUNTRY NAME     FILE DATE      NUMBER          DATE           NUMBER         STATUS
===================================== ================ ============= ============= ============== ================= ===========
PEREGRINE SOFTWARE                    United States of 01-Apr-85     73/529,811    03-Jun-86      1396177           Cancelled
                                      America
PEREGRINE SYSTEMS                     United States of
                                      America          08-Dec-95     75/029,988    07-Jan-97      2028646           Registered
PEREGRINE SYSTEMS                     United States of 09-Aug-88     73/745,003    27-Jun-89      1545802           Registered
                                      America
PEREGRINE SYSTEMS                     United States of 09-Aug-88     73/745,004    15-Aug-89      1551702           Registered
                                      America
PEREGRINE SYSTEMS (STYLIZED)          United States of                                                              Proposed
                                      America
PEREGRINE SYSTEMS                     United States of 08-Dec-95     75/029,986                                     Allowed
SERVICECENTER                         America
PEREGRINE-RMON                        United States of                                                              Proposed
                                      America
PNMS EXPRESS                          United States of                                                              Proposed
                                      America
POLYMP/2                              United States of 23-Nov-94     74/602,188    11-Jun-96      1979300           Registered
                                      America
POLYPM/2                              United States of 23-Nov-94     74/602,188    11-Jun-96      1979300           Registered
                                      America
PROTOTYPE INCORPORATED                United States of 24-Jun-97     75/314,290                                     Published
                                      America
RECAP                                 United States of                                                              Proposed
                                      America
REMOTE SERVICES                       United States of                                                              Searched
                                      America
REMOTE SERVICES MANAGEMENT            United States of 07-Apr-95     74/657,626    30-Jul-96      1990556           Reg SuppR
                                      America
REMOTE SERVICES MANAGEMENT            United States of 07-Apr-95     74/657,626    30-Jul-96      1990556           Registered
                                      America
SERVERVIEW                            United States of                                                              Abandoned
                                      America
SERVERVIEW                            United States of 01-Oct-92     74/319,928                                     Abandoned
                                      America
SERVICECENTER                         United States of 30-Oct-95     75/011,922    11-Mar-97      2045202           Reg SuppR
                                      America
SERVICEINFO                           United States of                                                              Proposed
                                      America




TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 9


                                                                      APPLICATION   REGISTRATION    REGISTRATION
              TRADEMARK                 COUNTRY NAME     FILE DATE      NUMBER          DATE           NUMBER         STATUS
===================================== ================ ============= ============= ============== ================= ===========
SESSION VIEW                          United States of 08-Aug-91     74/192,681                                     Abandoned
                                      America
SESSIONVIEW                           United States of                                                              Proposed
SESSIONVIEW                           United States of 07-Jan-93     74/346,176                                     Abandoned
                                      America
SNAPRO                                United States of                                                              Proposed
                                      America
STATIONVIEW                           United States of 01-Oct-92     74/319,927    27-Dec-94      1870375           Registered
                                      America
TECHNOLOGY FOR MANAGING               United States of                                                              Proposed
TECHNOLOGY                            America
TECHNOLOGY MANAGEMENT                 United States of                                                              Searched
SOLUTIONS                             America
THE INFRASTRUCTURE                    United States of                                                              Searched
MANAGEMENT COMPANY                    America
THE IT ASSET MANAGEMENT               United States of 16-Jul-96     75/134,990                                     Abandoned
COMPANY                               America




                             STATE TRADEMARKS - NONE


                            TRADEMARK LICENSES - NONE


TRADEMARK SECURITY AGREEMENT (Peregrine Systems, Inc.) - Page 10

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated and effective as of December 31, 1999, is between PEREGRINE SYSTEMS, INC. ("BORROWER"), a Delaware corporation, each of the banks or other lending institutions which is a party hereto (individually, each a "LENDER", and collectively the "LENDERS") and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., as administrative agent for itself and the other Lenders (in such capacity herein, the "ADMINISTRATIVE AGENT").

                                    RECITALS:

         A. Borrower, Administrative Agent, and the Lenders have entered into that certain Credit Agreement dated as of July 30, 1999 (as amended, restated, or modified from time to time, the "AGREEMENT").

         B. Borrower has requested that the Agreement be amended in certain respects, and Administrative Agent and the Lenders are willing to comply with such request subject to the terms and provisions of this Amendment.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SECTION 10.8. Section 10.8(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  (a) any of its Receivables, provided that Borrower or any other Loan Party may sell up to thirty percent (30%) of its Receivables in any Fiscal Quarter; PROVIDED, FURTHER, that Borrower or any other Loan Party may sell up to forty percent (40%) of its Receivables in any Fiscal Quarter if, on a pro forma basis, the Borrower would have satisfied SECTION 11.3 of this Agreement for the prior Fiscal Quarter had such Receivables been sold in such prior Fiscal Quarter.


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 1

                                    ARTICLE 3

                              CONDITIONS PRECEDENT


         Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                  (b) No Default or Event of Default shall have occurred and be continuing;

                  (c) Borrower and the Lenders shall have delivered to the Administrative Agent an executed original copy of this Amendment;

                  (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent.


                                    ARTICLE 4

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         Section 4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Administrative Agent and the Lenders agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 4.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document, are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Agreement, made only in reference to a specific date); (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 2 is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement, as amended hereby, and the other Loan Documents.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Administrative Agent or any Lender shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them.

         Section 5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.3 EXPENSES OF ADMINISTRATIVE AGENT. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.

         Section 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.5 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Section 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

         Section 5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 3

Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [remainder of page intentionally left blank]


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 4

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

BORROWER:                                 PEREGRINE SYSTEMS, INC.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

ADMINISTRATIVE AGENT:                     BANK OF AMERICA, N.A.,
                                          as Administrative Agent

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

LENDERS:                                  BANK OF AMERICA, N.A.,
                                          as a Lender

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                          BANKBOSTON, N.A.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 5